Filed with the Securities and Exchange Commission on August 28, 2009
Securities Act of 1933 File No. 333-141120
Investment Company Act of 1940 File No. 811-22027

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 14	☑
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 16	☑

(Check Appropriate Box or Boxes)
FUNDVANTAGE TRUST
(Exact Name of Registrant as Specified in Charter)
301 Bellevue Parkway, Wilmington, DE 19809
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 791-1851
Joel L. Weiss
PNC Global Investment Servicing Inc.
103 Bellevue Parkway
Wilmington, DE 19809
(Name and Address of Agent for Service)
Copies to:
Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, PA 19103
It is proposed that this filing will become effective (check appropriate box)
☑     immediately upon filing pursuant to paragraph (b)
☐     on (date) pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1)
☐     on (date) pursuant to paragraph (a)(1)
☐     75 days after filing pursuant to paragraph (a)(2)
☐     on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MBIA HIGH YIELD FUND
MBIA MULTI-SECTOR INFLATION PROTECTION FUND
MBIA CORE PLUS FIXED INCOME FUND
MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

of
FundVantage Trust

Retail Class

PROSPECTUS

September 1, 2009

This prospectus gives vital information about the MBIA High Yield Fund, MBIA Multi-Sector Inflation Protection Fund, MBIA Core Plus Fixed Income Fund and MBIA Municipal Bond Inflation Protection Fund (each a “Fund,” and collectively, the “Funds”), including information on investment policies, risks and fees. Each Fund is a separate series of FundVantage Trust (the “Trust”) and is advised by MBIA Capital Management Corp. (the “Adviser”). For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

As of the date of this prospectus, Retail Class shares of the Funds are not being offered for investment.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND DESCRIPTIONS

MBIA HIGH YIELD FUND

Investment Objective

The MBIA High Yield Fund (the “High Yield Fund”) seeks a high total return. Total return means current income plus capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies

The High Yield Fund normally invests at least 80% of its total assets in a diversified portfolio of high yield (below investment-grade) fixed income securities. “High yield” or “below-investment grade” securities are securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch. The portfolio is expected to have an average duration of between 2 and 6 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Fund may invest in derivative instruments, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with the Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with the Fund’s investment objective and strategy. Up to 20% of the Fund’s assets may be invested in derivative instruments.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The fixed income securities in which the Fund invests are subject to credit risk, currency risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk, prepayment risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	Below-investment grade fixed income securities involve greater risk of default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to sell.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates

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and thus the Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

Investor Profile

Investment in the High Yield Fund may be suitable for investors who seek a high level of current income and who are willing to take on the substantially increased risks of below-investment grade securities in exchange for potentially higher return.

Performance Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this prospectus.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Retail Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

High Yield Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses[3]	1.21%
Fee Reduction/Expense Reimbursements[3]	(0.26)%

Net Expenses[3]	0.95%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the Fund’s transfer agent charges a transaction fee of $10.00, such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses,” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses are not expected to exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), interest, extraordinary items and brokerage commissions, do not exceed 0.70% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

2

Expense Example

This Example is intended to help you compare the cost of investing in Retail Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Retail Class	1 Year	3 Years

High Yield Fund	$97	$358

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Retail Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

3

MBIA MULTI-SECTOR INFLATION PROTECTION FUND

Investment Objective

The MBIA Multi-Sector Inflation Protection Fund (the “Multi-Sector Fund”) seeks long-term preservation of capital and protection of capital against declines in real purchasing power. The Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a non-diversified open-end mutual fund. There is no guarantee that a Fund will achieve its investment objective.

Principal Investment Strategies

The Multi-Sector Fund normally invests at least 80% of its assets in the following: (i) inflation protected fixed income securities and other fixed income securities; (ii) real estate-related securities; and (iii) commodity/natural resource-related securities. To gain exposure to the real estate and commodities markets the Fund will invest in derivative securities (backed by short-term investment grade securities) including structured notes, index-linked instruments, real estate-linked instruments, commodity-linked instruments, swap agreements, options, futures and options on futures. It is anticipated that approximately 75% of the Fund’s assets will be invested in derivative instruments. The Fund may also invest in common and preferred stocks and convertible securities of issuers in commodity-related industries and real-estate related industries and other financial instruments and securities including interests in baskets of equity securities, real estate investment trusts (REITs), exchange traded funds (“ETFs”) and other investment companies.

None of the identified inflation-sensitive sectors provide a complete hedge against inflation; however, the Adviser believes that allocating a portfolio among fixed income, real estate-related and commodity/natural resource-related securities will provide greater protection against inflation than investing in only one of these sectors. The Adviser will monitor and review the Fund’s allocations among the inflation-sensitive sectors and may rebalance the Fund’s allocations, as it deems appropriate.

The average portfolio duration of the Fund’s fixed income investments will vary based on the Adviser’s assessment of current and future interest rate trends and, under normal market conditions, is not expected to exceed 7 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s NAV, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The securities in which the Fund invests are subject to commodity risk, credit risk, currency risk, deflation risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, issuer non-diversification risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk, prepayment risk, real estate industry risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	Because the Fund is classified as non-diversified, the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use

4

of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus the Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

•	The Fund’s investments in commodity-linked derivative instruments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Funds intend to qualify annually to be treated as a regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as RICs, the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. See “Taxes” below for additional information related to these restrictions.

•	The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.

•	Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

Investor Profile

Investment in the Multi-Sector Fund may be suitable for investors who seek long-term preservation of purchasing power and are willing to tolerate some short-term volatility.

Performance Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this prospectus.

5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Retail Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Multi-Sector Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.46%
Total annual Fund Operating Expenses[3]	1.21%
Fee Reduction/Expense Reimbursements[3]	(0.11)%

Net Expenses[3]	1.10%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the Fund’s transfer agent charges a transaction fee of $10.00, such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses,” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses are not expected to exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), interest, extraordinary items and brokerage commissions, do not exceed 0.85% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2009, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in Retail Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

6

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Retail Class	1 Year	3 Years

Multi-Sector Fund	$112	$373

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Retail Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

7

MBIA CORE PLUS FIXED INCOME FUND

Investment Objective

The MBIA Core Plus Fixed Income Fund (the “Core Plus Fund”) seeks high total return consistent with preservation of capital. The Core Plus Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Core Plus Fund will achieve its investment objective.

Principal Investment Strategies

The Core Plus Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities. The Fund will primarily invest in investment-grade, fixed income securities (rated “Baa3” by Moody’s or “BBB-” by S&P or Fitch or higher, or determined by the Adviser to be of comparable quality). The Fund may invest up to 25% of its total assets in high yield, below investment grade fixed income securities. The Adviser uses both top-down economic and market forecasting (such as interest rate trends and yield curve shifts) with elements of bottom-up sector allocation and security selection to construct a portfolio of fixed income securities with varying maturities but with an average duration of between 3 and 8 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Fund may invest in derivative instruments, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with the Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with the Fund’s investment objective and strategy. Up to 20% of the Fund’s assets may be invested in derivative instruments.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s NAV, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The fixed income securities in which the Fund invests are subject to credit risk, currency risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk, prepayment risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus the Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

8

Investor Profile

Investment in the Core Plus Fund may be suitable for investors who want both preservation of capital and a long-term total rate of return that seeks to equal or exceed the U.S. broad bond market.

Performance Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this prospectus.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Retail Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Core Plus Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.40%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses[3]	1.11%
Fee Reduction/Expense Reimbursements[3]	(0.21)%

Net Expenses[3]	0.90%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the Fund’s transfer agent charges a transaction fee of $10.00, such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses,” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses are not expected to exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), interest, extraordinary items and brokerage commissions, do not exceed 0.65% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

9

Expense Example

This Example is intended to help you compare the cost of investing in Retail Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Retail Class	1 Year	3 Years

Core Plus Fund	$92	$332

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Retail Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

10

MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

Investment Objective

The MBIA Municipal Bond Inflation Protection Fund (the “Municipal Fund”) seeks high after-tax inflation protected return. The Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Municipal Fund will achieve its investment objective.

Principal Investment Strategies

The Municipal Fund will invest at least 80% of its total assets in a diversified portfolio of municipal securities, the interest on which may be exempt from federal income tax. The Adviser utilizes its Municipal Bond Inflation Protection strategy to build a portfolio of “municipal inflation protected securities” or “MIPS.” The MIPS strategy is intended to provide investors with primarily tax-free income while offering a hedge against inflation. Because there are very few issuers of municipal inflation-linked securities (commonly referred to as “muni-CPI bonds”), the Adviser will attempt to synthetically create a portfolio of securities that has the economic characteristics of a portfolio of municipal inflation-linked securities by investing in investment grade municipal securities and simultaneously entering into swap agreements (or other derivative instruments) linked to a commonly used indicator of inflation (such as a consumer price index). The MIPS strategy is designed to provide tax efficient “Real Return” and a hedge against inflation. “Real Return” means total return less the estimated cost of inflation.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

The Fund will primarily invest in investment-grade municipal securities (rated “Baa3” by Moody’s, “BBB-” or higher by S&P or Fitch or determined by the Adviser to be of comparable quality). The Fund may invest up to 25% of its total assets in municipal obligations the interest on which may be an item of tax preference for purposes of the alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its total assets in high yield fixed income securities rated below investment grade, provided that the Fund will not purchase securities rated below “B3” by Moody’s or “B-” by S&P or Fitch. In addition, the Fund may invest in inflation-linked securities, such as Treasury Inflation Protected Securities (“TIPS”). The portfolio is expected to have an average duration of between 4 and 10 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above average returns while limiting exposure to interest rate risk.

The Fund also invests in inflation-linked derivative securities including structured notes, swap agreements, options, futures and options on futures. The Fund invests in derivatives, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with the Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with the Fund’s investment objective and strategy. It is anticipated that approximately 20% of the Fund’s assets will be invested in derivative instruments. The use of derivative instruments may generate income that is not exempt from federal or state income tax and may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

The Adviser purchases securities based on their yield or potential capital appreciation, or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s NAV, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The fixed income securities in which the Fund invests are subject to credit risk, currency risk, deflation risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, leverage risk, liquidity risk, management risk, market risk, municipal securities risk, opportunity risk, prepayment risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

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•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus the Fund’s transaction costs. The use of certain derivative instruments may generate income that is not exempt from federal or state income tax.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

Investor Profile

Investment in the Municipal Fund may be suitable for investors who seek tax sensitive income and an attractive inflation-protected after-tax return.

Performance Information

The bar chart and performance table have been omitted because Retail Class shares of the Fund had not commenced operations as of the date of this prospectus.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Retail Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Municipal Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.40%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses[3]	1.11%
Fee Reduction/Expense Reimbursements[3]	(0.21)%

Net Expenses[3]	0.90%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the Fund’s transfer agent charges a transaction fee of $10.00, such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses,” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

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[2]	“Other Expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses do not exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), interest, extraordinary expenses and brokerage commissions, do not exceed 0.65% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in Retail Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Retail Class	1 Year	3 Years

Municipal Fund	$92	$332

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Retail Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

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ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

MBIA High Yield Fund

The High Yield Fund normally will invest at least 80% of its assets in a diversified portfolio of high yield (below investment-grade) fixed income securities. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

“High yield” or “below-investment grade” securities are generally defined as securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. The Adviser purchases securities based on their yield, potential capital appreciation or both.

In constructing the portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research will focus on both industry/sector analysis as well as detailed individual security selection. The Adviser will look for opportunities based on the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. External, third-party credit research and related credit tools will supplement the Adviser’s internal research.

The credit investment process will be implemented within a framework which is consistent with the Adviser’s assessment of the economy and fixed income market. As part of its investment process, the Adviser evaluates factors such as monetary policy, fiscal policy, inflation, productivity and various other economic indicators. The portfolio manager’s perspective on factors such as interest rate trends, yield curve shifts, sector relative value and market volatility are a direct outcome of this investment process. The portfolio is expected to have an average duration of between 2 and 6 years.

It is anticipated that the Fund will primarily invest its assets in high yield, fixed income securities determined by the Adviser to be attractive under then-current market conditions. The Fund may also invest in equity securities, convertible securities and preferred stock which provide current income or potential for capital appreciation.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers (including emerging market debt). The Fund normally will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to no more than 10% of its total assets.

MBIA Multi-Sector Inflation Protection Fund

The Multi-Sector Fund invests at least 80% of its assets in the following: (i) inflation-protected fixed-income securities including TIPS and other fixed income securities; (ii) real estate-related securities; and (iii) commodity/natural resource-related securities. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

In seeking its investment objective, the Adviser allocates the Fund’s assets among three inflation-sensitive sectors: inflation-protected fixed income securities; commodity and natural resources related securities; and REITs and other real estate related investments. The Adviser will allocate the Fund’s assets among each identified inflation-sensitive sector. The Adviser will monitor and review the Fund’s allocations among the inflation-sensitive sectors and may rebalance the Fund’s allocations, as it deems appropriate, to bring the Fund back within the Adviser’s targeted asset sector allocations. The Adviser may change the sector allocations without prior approval from shareholders. The following three sectors provide slightly different forms of protection against inflation:

•	TIPS and similar inflation protected securities may provide protection against realized inflation as their principal adjusts upward with realized inflation every six months; thus purchasing power is preserved as actual inflation accrues.

•	Commodities/natural resource-related securities may protect against unanticipated inflation. In theory, financial assets should price in expected inflation, whereas commodity exposure offers protection against unexpected inflation. Commodities also may provide protection against certain geopolitical events or major macroeconomic surprises.

•	Real estate-related securities may protect against an unexpected rise in rents or property value given the flexible and resetting nature of leases and land values.

Below are descriptions of the securities in which the Fund may invest:

Inflation-Protected Debt Securities. Inflation-protected securities are securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The Fund will invest in securities that have a direct relationship with inflation measures, including TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. A TIPS’ principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. The Fund may also invest in foreign currency-denominated inflation-protected securities and other fixed income securities not

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adjusted for inflation. Such other fixed income securities may include: U.S. Government bonds and notes; corporate bonds; mortgage-related securities; and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length.

With respect to this portion of the Fund’s portfolio, average portfolio duration will vary based on the Adviser’s assessment of current and future interest rate trends and, under normal market conditions, is not expected to exceed seven years. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

Commodity/Natural Resource- Related Securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. Under normal conditions, the Fund will obtain exposure to the commodities markets without investing directly in physical commodities but by primarily investing in commodity-linked derivative instruments backed by short-term investment-grade debt securities. Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index or other economic variable based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes or political and regulatory developments.

The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

Real Estate-Related Securities. Under normal conditions, the Fund will obtain exposure to the real estate sector by investing in real estate-linked derivative instruments (backed by short-term investment grade debt securities) including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest in real estate companies, such as equity REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

The Fund may seek exposure to the real estate and REIT markets through investments in leveraged or unleveraged index-linked notes. “Index-linked notes” are derivative debt instruments with principal and/or coupon payments linked to the value of the performance of certain real estate-related or REIT indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the related index. These notes expose the Fund to movements in prices in the real estate and REIT markets. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in common and preferred stocks and convertible securities of issuers in real estate-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

Other Policies. In addition, the Fund may invest up to 20% of its total assets in securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

MBIA Core Plus Fixed Income Fund

The Core Plus Fund normally will invest at least 80% of its assets in a diversified portfolio of fixed income securities. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser uses both top-down economic and market forecasting (such as interest rate

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trends and yield curve shifts) with elements of bottom-up sector allocation and security selection to construct a portfolio of fixed income securities with varying maturities but with an average duration of between 3 and 8 years. The Adviser will adjust the Fund’s duration within this range in accordance with the Adviser’s analysis of the economy and interest rate trends, such as monetary policy, fiscal policy, inflation, productivity and various other economic indicators.

The Adviser will implement models to measure the relative value of securities. The Adviser will consider the results of the Adviser’s sector specialists’ assessment of the fundamental aspects of a sector to determine appropriate sector allocations. After determining the target sector allocations, the Adviser then focuses on securities selection, analyzing credit risk based on, among other things, management depth and experience, competitive advantage, market position and overall financial strength.

The Fund will primarily invest in investment-grade debt securities rated “Baa3” by Moody’s, “BBB-” or higher by S&P or Fitch, or determined by the Adviser to be of comparable quality, but may invest up to 25% of its total assets in high yield, below investment grade securities. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 20% of its total assets in emerging market debt. The Fund normally will attempt to hedge its exposure to foreign currency to reduce the risk of loss resulting from exchange rate fluctuations. The Fund may also invest in equity securities, convertible securities and preferred stock which provide current income or potential for capital appreciation.

MBIA Municipal Bond Inflation Protection Fund

The Municipal Fund will invest at least 80% of its total assets in a diversified portfolio of municipal securities, the interest on which may be exempt from federal income tax. The policy stated above may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

The Adviser utilizes its MIPS strategy to build a portfolio of municipal inflation protected securities. The MIPS strategy is intended to provide investors with primarily tax-free income while offering a hedge against inflation. Because there are very few issuers of municipal inflation-linked securities (commonly referred to as “muni-CPI bonds”), the Adviser will attempt to synthetically create a portfolio of securities that has the economic characteristics of a portfolio of municipal inflation-linked securities by investing in investment grade municipal securities and simultaneously entering into swap agreements (or other derivative instrument) linked to a commonly used indicator of inflation (such as a consumer price index). The MIPS strategy is designed to provide tax efficient “Real Return” and a hedge against inflation. “Real Return” means total return less the estimated cost of inflation.

The Adviser purchases securities based on their yield, potential capital appreciation or both. In constructing its portfolio, the Adviser shall rely on a combination of proprietary, internally generated credit research and top-down forecasts for the economy and fixed income markets. The municipal credit research will focus on detailed individual security selection and credit analysis, attempting to find relative value opportunities. External, third party credit research and related credit tools will supplement the Adviser’s internal research. The credit investment process will be implemented within a framework which is consistent with the Adviser’s forecast for the economy and fixed income market. As part of its forecasting process, the Adviser evaluates factors such as monetary policy, fiscal policy, inflation, productivity and various other economic indicators. The portfolio manager’s perspective on factors such as interest rate trends, yield curve shifts, sector relative value and market volatility are a direct outcome of this forecasting process. The portfolio will have an average duration of between 4 and 10 years.

Municipal securities are obligations issued by or on the behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which may be exempt from regular Federal income tax. The Fund will primarily invest in investment grade municipal securities rated “Baa” by Moody’s, “BBB” or higher by S&P or Fitch or determined by the Adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations, the interest on which may be an item of tax preference for purposes of the AMT. Although it is anticipated that the Fund will invest a majority of its assets in securities rated “Baa3” by Moody’s or “BBB-” by S&P or Fitch or higher, the Fund may invest up to 20% in securities below these ratings. In addition, the Fund may invest in inflation-linked securities, such as TIPS.

Other Investment Strategies and Policies

Consistent with its investment objective and policies, each Fund invests in “fixed income securities” which include (i) securities issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government securities”); (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; (iii) mortgage-backed and other asset-backed securities; (iv) inflation-indexed bonds issued both by governments and corporations; (v) structured notes, including hybrid or “indexed” securities and event-linked bonds; (vi) loan participations and assignments; (vii) delayed funding loans and revolving credit facilities; (viii) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (ix) repurchase agreements and reverse repurchase agreements; (x) debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; (xi) obligations of non-U.S. Governments or their subdivisions, agencies and government sponsored enterprises; and (xii) obligations of

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international agencies or supranational entities. Each Fund may also invest in derivative instruments based on such fixed income securities.

Each Fund may invest in derivative instruments, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with a Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with a Fund’s investment objective and strategy. Up to 20% of the assets of the High Yield Fund, Core Plus Fund and Municipal Fund may be invested in derivative instruments and up to 100% of the Multi-Sector Fund’s assets may be invested in derivative instruments.

Each Fund may borrow to the extent permitted by the 1940 Act in order to provide for leverage, to take advantage of investment opportunities or for short-term liquidity and cash-flow purposes. At times, a Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements, derivative instruments (including options contracts, futures contracts, options on futures contracts and swap agreements) and other leveraged instruments. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund will maintain asset segregation policies to comply with the current position and any changes in the asset coverage requirements articulated by the SEC and its staff.

The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities. The Adviser may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of a Fund’s assets or quality requirement of issues or issuers in which a Fund invests are applied at the time of purchase.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds’ Statement of Additional Information (“SAI’’).

Temporary Defensive Measures. In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI which is available, free of charge, by calling (866) 678-MBIA (or 6242). The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

PRINCIPAL RISK INFORMATION

The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

•	Commodity Risk: The Fund’s investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•	Tax Risk: The Funds intend to qualify annually to be treated as RICs under the Code. To qualify as RICs, the Funds must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. See “Taxes” below for additional information related to these restrictions.

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•	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

•	Currency Risk: Exchange rates for currencies fluctuate daily. Foreign securities normally are denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of the Funds’ shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•	Deflation Risk: Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

•	Derivatives Risk: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods the Fund’s assets and defer recognition of certain of the Fund’s losses. With respect to the Municipal Fund, the use of certain derivative instruments may generate income that is not exempt from federal or state income tax and may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•	Foreign Security Risk: Investments in foreign securities are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war. These risks are greater in emerging markets.

•	High Yield Bond Risk: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high profile default or just a change in the market’s psychology.

•	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

•	Non-Diversification Risk: The Multi-Sector Fund may focus investments in a small number of sectors, issuers, industries or foreign currencies given its investment strategy to invest in three inflation-sensitive sectors (TIPS, commodities and real estate). The Multi-Sector Fund is “non-diversified” and, therefore, may invest a greater percentage of its assets in the securities of a single issuer than mutual funds that are classified as “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or

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regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

•	Leverage Risk: The risk associated with securities, transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The Funds also may be exposed to leverage risk by borrowing money for investment purposes. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. In addition, leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Fund will maintain asset segregation policies to comply with the current position and the asset coverage requirements of the SEC and its staff.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Investing in certain foreign securities may carry a greater liquidity risk than investing in domestic securities.

•	Management Risk: As with any managed fund, the Fund’s Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Municipal Fund may therefore be more dependent on the analytical abilities of the Adviser than that of an equity fund or taxable bond fund. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Municipal Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress, state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or management of such assets may not be tax-exempt. Although the municipal bonds acquired by the Fund will generally be the subject of an opinion of counsel to the effect that interest on the bonds is excludable from gross income for federal income tax purposes, there can be no assurance that the Internal Revenue Service (“IRS”) will in all cases agree. Any determination that interest on a municipal bond is not excludable from gross income will likely have an adverse affect on the value of the bond. The value of municipal bonds may also be affected by changes in the tax laws including the modification of the rules relating to the exemption from gross income on municipal securities and changes in tax rates generally, which could affect the value of the tax exemption even if the exemption is not itself modified.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Real Estate Industry Risk: The Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company’s shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including

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REITs, use leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests.

Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, the Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

•	U.S. Government Agencies Securities Risk: Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government is able to provide financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

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MANAGEMENT OF THE FUNDS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

MBIA Capital Management Corp. (“MBIA-CMC”) is a registered investment adviser located at 113 King Street, Armonk, New York 10504. MBIA-CMC is a wholly-owned subsidiary of MBIA Asset Management LLC, which in turn is a wholly owned subsidiary of MBIA Inc. (“MBIA”), a publicly traded company on the New York Stock Exchange. MBIA-CMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. MBIA and its affiliates, including MBIA Insurance Corp., are internationally recognized leaders in municipal credit enhancement and managing municipal assets. As of July 31, 2009, MBIA-CMC and its affiliates had approximately $42.8 billion in assets under management. For its services as investment adviser, MBIA-CMC is entitled to receive, an annual advisory fee of 0.50%, 0.50%, 0.40% and 0.40% of the average daily net assets of the High Yield Fund, Multi-Sector Fund, Core Plus Fund and Municipal Fund, respectively.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between MBIA-CMC and the Trust, on behalf of the Municipal Fund will be available in the Funds’ first shareholder report after commencement of operations.

PORTFOLIO MANAGERS

E. Gerard Berrigan, Managing Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Core Plus and Municipal Funds. Mr. Berrigan joined the firm in 1994 and is a managing director and head of portfolio management of MBIA Asset Management Group. A member of the firm’s Investment Strategy Committee, he manages MBIA-CMC’s asset/liability management products and is responsible for structured investments across all managed portfolios. He is also a member of MBIA-CMC’s Investment Review and Market Risk Committees. Mr. Berrigan has more than 15 years of experience in securities trading and portfolio management, including positions at the Federal National Mortgage Association and CS First Boston. He has a bachelor’s degree from Bucknell University and a master’s degree from Columbia Business School. He holds his Series 7 and 63 licenses from FINRA.

Jason Celente, CFA, Vice President, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Core Plus Fund. Mr. Celente joined the firm in 1997 and is a Vice President and Portfolio Manager for MBIA-CMC’s third-party client portfolios. Mr. Celente specializes in trading government sponsored agency and high quality corporate credit sectors of the fixed income markets. Prior to these roles, Mr. Celente was an investment accountant for MBIA-CMC’s asset-liability portfolios and short-term mutual funds. He has a bachelor’s degree from Colgate University and a master’s degree from New York University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute, and his Series 7, 24 and 63 licenses from FINRA.

Robert T. Claiborne, CFA, Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the High Yield Fund. Mr. Claiborne joined the firm in 2000 and is head of corporate credit research for MBIA Asset Management LLC and a member of the firm’s Investment Strategy Committee responsible for collateralized bond obligations (CBOs) and high yield products. Prior to joining MBIA-CMC, Mr. Claiborne managed various high yield portfolios for Orion Capital Corp., a specialty property and casualty insurance company, and Northstar Investment Management Corp., where he managed $2 billion in high yield mutual funds and $900 million in high-yield CBOs. He has 15 years of experience in the high-yield market and 10 years of experience in corporate banking. Mr. Claiborne is also a member of the CFA Institute and the New York Society of Security Analysts. He has a bachelor’s degree from the University of Virginia and a master’s degree from The American Graduate School of International Management. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

Clifford D. Corso, President and Chief Investment Officer, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Core Plus and Municipal Funds. Mr. Corso joined the firm in 1994 and is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. He developed the company’s fixed income asset management platform and now directs the investment of all fixed income assets under management. In addition to the portfolios of MBIA Insurance Corp. and its affiliates, Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments and large institutional investors. He was previously the co-head of fixed income at a subsidiary of Alliance Capital Management. Throughout his 23-year career, Mr. Corso has managed a wide array of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso has a bachelor’s degree from Yale University and a master’s degree from Columbia University. He holds his Series 7, 24 and 63 licenses from FINRA.

James B. DiChiaro, Vice President, is a member of the investment management team at MBIA-CMC responsible for

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the day-to-day management of the Municipal Fund. Mr. DiChiaro joined the firm as an assistant vice president in 1999. He manages tax-exempt assets and short-term portfolios. He has years of experience working in the conduits group structuring medium-term notes for Meridian Funding Company as well as issuing commercial paper for Triple-A One Funding Corporation. Prior to joining MBIA he worked for Merrill Lynch in a trade support role for its asset-backed securities desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

Gautam Khanna, CFA, CPA, Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the High Yield Fund. Mr. Khanna joined the firm in 2003 and is a director and fixed income analyst focusing on the automotive, technology, transportation, diversified conglomerates and consumer products sectors. Prior to joining MBIA-CMC, Mr. Khanna was a high-yield analyst with Times Square Capital Management where he focused on credit management for collateralized bond obligations (CBOs) as well as high-yield total return accounts. He has more than 10 years of combined experience in the high-yield market and in other relevant industries. Mr. Khanna is a member of the CFA Institute and the New York Society of Security Analysts. He has a bachelor’s degree with honors from the Rochester Institute of Technology and a master’s degree with distinction from Cornell University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

Jeffrey S. MacDonald, CFA, Director is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Multi-Sector, Municipal and Core Plus Funds. Mr. MacDonald joined the firm in 2007 as Director of Advisory Portfolio Management. From 2004 to 2007, Mr. MacDonald was a Vice President and Portfolio Manager at Hartford Investment Management Company (HIMCO) where he managed core, core plus, intermediate core and other broad-based fixed income styles. Prior to joining HIMCO, Mr. MacDonald was a fixed income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company from 1999 to 2004. He began his career in 1999 with Fidelity Investments as a fixed income trader and lead systems analyst. Mr. MacDonald has a bachelor’s degree from Trinity College in Connecticut and a master’s degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

Chris Moros, CFA, Managing Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Multi-Sector and Municipal Funds. Mr. Moros joined the firm in 1996. He is Managing Director, Asset/Liability Products and is responsible for treasury activity, asset/liability management and the risk management of MBIA’s on-balance sheet asset liability management business. Prior to joining MBIA, Mr. Moros spent 10 years at Metropolitan Life in asset/liability management, investment strategy development and relationship marketing for its general account and separate account guaranteed investment contract (GIC) businesses. Mr. Moros has a bachelor’s degree from Hunter College CUNY and a master’s degree from Baruch College CUNY. He also holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

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SERVICE PROVIDERS

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

**	PFPC Trust Company will be renamed PNC Trust Company effective June 7, 2010

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of each Fund’s shares is based on its net asset value (“NAV”). Each Fund values its assets, based on current market values when such values are available. The NAV per share of a Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

Each Fund’s NAV per share is calculated once daily at the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Retail Class shares are offered on a continuous basis by PFPC Distributors, Inc. (the “Underwriter”) and are sold without any sales charges. The minimum initial investment in Retail Class shares of each Fund is $2,500. The Retail Class shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares except for a 12b-1 distribution fee as discussed below. The minimum initial investment requirement may be waived for persons who are clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

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TO OPEN AN ACCOUNT

By Mail

You may purchase shares by sending a check drawn on a U.S. bank payable to the applicable Fund along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $2,500. Send the check and application to:

Regular mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 678-MBIA (or 6242)

The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, travelers checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds at (866) 678-MBIA (or 6242) for more information.

By Wire

You may purchase shares by wiring federal funds readily available to PNC Bank, N.A. Please call (866) 678-MBIA (or 6242) before 4:00 p.m. Eastern time for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to obtain an account number. Please make sure your wire is for at least $2,500. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day’s price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account- By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank
Pittsburgh, PA
ABA No: 031000053
FFC Account Number
Attn: [MBIA Fund and Class of Fund]
FBO: Shareholder name and account number

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the applicable Fund and that your additional investment is for an amount equal to or greater than the applicable investment minimum set forth above.

Regular mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 678-MBIA (or 6242)

By Wire

Call toll-free (866) 678-MBIA (or 6242). The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account – By Wire.” Your bank may charge a wire fee. Please make sure your wire is for an amount equal to or greater than the applicable investment minimum set forth above.

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Automatic Investment Plan

Additional investments in shares of the Funds may be made automatically with a $1,000 initial purchase and a $150 monthly investment by authorizing the transfer agent to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the transfer agent at (866) 678-MBIA (or 6242).

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Additional Information Regarding Purchases

Purchase Price

Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. “Good order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of a Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at a Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial Intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees The Funds may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments. See “Additional Compensation for Financial intermediaries” below.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including networking administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are

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generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of such Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although a Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Funds

The Funds reserve the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing.” Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons a Fund or the Underwriter believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

Because the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in a Fund’s shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds. Also, while the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate.

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There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. If shares are held for more than 60 days there is no fee when shares are redeemed. If shares are held within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See “Redemption Fee” below.) Redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Redemption proceeds transmitted by wire are normally sent on the day the transfer agent receives redemption instructions, (if received by the transfer agent before 4:00 p.m. Eastern time) or on the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day). If you purchased your shares through a financial intermediary, you should contact the financial intermediary for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

Redemption Fee

Each Fund charges a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 1.00% redemption fee will not be charged on the following transactions:

1	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified plans);

2	Redemptions requested within 60 days following the death or post-purchase disability of the shareholder;

3	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

6	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

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TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 678-MBIA (or 6242)

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (866) 678-MBIA (or 6242). The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or PNC Global Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

29

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. Each Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted. Each Fund may charge a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after a Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Funds have adopted trading policies designed to comply with requirements of the federal securities laws.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Retail Class Shares of the following funds:

MBIA High Yield Fund
MBIA Multi-Sector Inflation Protection Fund
MBIA Core Plus Fixed Income Fund
MBIA Municipal Bond Inflation Protection Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. An exchange will be treated as a sale for federal income tax purposes. See “Taxes” for a discussion of the tax consequences of an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $2,500 in a shareholder’s account.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the Funds (other than those described in the prospectus) if you purchase or redeem shares of the Funds directly through the Funds’ transfer agent, PNC Global Investment Servicing.

30

Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Funds require a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Funds’ shareholder servicing group toll-free at (866) 678-MBIA (or 6242) for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Funds. Applications without the required information or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund, or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds’ shareholder servicing group toll-free at (866) 678-MBIA (or 6242).

DISTRIBUTIONS

For the Multi-Sector Fund and the Municipal Fund, dividends from the net investment income of the Funds, if any, are declared and paid quarterly to you. For the Core Plus Fund and the High Yield Fund, dividends from the net investment income of the Funds, if any, are declared daily and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Funds will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them. The amount of any distribution will vary and there is no guarantee that a Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to Federal income tax on the earnings and gains distributed to shareholders. If, for any taxable year, a Fund fails to qualify as a regulated investment company, it will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under Federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends received deduction for corporate shareholders. The Funds’ distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

31

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Special Tax Considerations for the Municipal Fund

Special tax rules apply to the Municipal Fund. The Municipal Fund is expected to elect to treat a portion of its dividends as “exempt interest dividends” which are generally excludable from gross income for federal income tax purposes. Exempt interest dividends may be taken into account in computing social security and railroad retirement benefits. The amount that the Municipal Fund may elect to treat as exempt interest dividends is, in general terms, limited to the amount of tax-exempt interest it earns on municipal bonds less interest and certain other expenses. Because the Municipal Fund will earn taxable income from, among other things, investment in inflation indexed derivative securities, only a portion of the dividends paid by the Municipal Fund will be exempt interest dividends. If a shareholder receives an exempt interest dividend, holds its shares for six months or less, and sells its shares at a loss, the loss will be disallowed for federal income tax purposes to the extent of the exempt interest dividend.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to noncorporate shareholders in taxable years beginning before January 1, 2011 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Special Tax Considerations for the Multi-Sector and Municipal Funds

•	Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•	One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code (the “Code”) is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income from certain derivative swap securities is not qualifying income; accordingly a Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect a Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income.

Revenue Ruling 2006-31 also clarifies the holding of Revenue Ruling 2006-01 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The Multi-Sector Fund may seek a private letter ruling with respect to commodity index-linked notes. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. In the interim, the Adviser will direct the investments of the Funds’ assets in conformance with Revenue Ruling 2006-31, IRS guidance and the advice of the Adviser’s tax counsel.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds’ SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

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12B-1 FEES

The Retail Class shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Underwriter for the sale and distribution of Retail Class shares and for services provided to shareholders of Retail Class shares. Because these fees are paid out of a Fund’s assets continuously, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund’s Retail Class shares.

SHARE CLASSES

The Funds issue Institutional Class shares and Retail Class shares. Each class of shares bears a pro-rata portion of a Fund’s common expenses in addition to expenses directly attributable to that class. Institutional Class shares are offered to retirement plans and other institutional investors. Retail Class shares pay a Rule 12b-1 distribution fee. Any investor may purchase Retail Class shares.

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MBIA HIGH YIELD FUND
MBIA MULTI-SECTOR INFLATION PROTECTION FUND
MBIA CORE PLUS FIXED INCOME FUND
MBIA MUNICIPAL BOND INFLATION PROTECTION FUND
of
FundVantage Trust

(866) 678-MBIA (or 6242)

FOR MORE INFORMATION

For additional information about the funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports will contain additional information about the Funds’ investments including performance data, information on the Funds’ portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds do not currently operate an Internet website; however the Funds’ annual and semi-reports may be obtained, free of charge, by calling (866) 678-MBIA (or 6242).

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The Funds do not currently operate an Internet website; however the Funds’ SAI may be obtained, free of charge, by calling (866) 678-MBIA (or 6242).

Shareholder Inquiries

Copies of these documents and answers to questions about the Funds, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

[Fund Name]
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(866) 678-MBIA (or 6242)
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

MBIA HIGH YIELD FUND
MBIA MULTI-SECTOR INFLATION PROTECTION FUND
MBIA CORE PLUS FIXED INCOME FUND
MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

of
FundVantage Trust

Institutional Class

PROSPECTUS

September 1, 2009

This prospectus gives vital information about the MBIA High Yield Fund, MBIA Multi-Sector Inflation Protection Fund, MBIA Core Plus Fixed Income Fund and MBIA Municipal Bond Inflation Protection Fund (each a “Fund,” and collectively, the “Funds”), including information on investment policies, risks and fees. Each Fund is a separate series of FundVantage Trust (the “Trust”) and is advised by MBIA Capital Management Corp. (the “Adviser”). For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

As of the date of this prospectus, Institutional Class shares of the Funds are not being offered for investment.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND DESCRIPTIONS

MBIA HIGH YIELD FUND

Investment Objective

The MBIA High Yield Fund (the “High Yield Fund”) seeks a high total return. Total return means current income plus capital appreciation. The Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies

The High Yield Fund normally invests at least 80% of its total assets in a diversified portfolio of high yield (below investment-grade) fixed income securities. “High yield” or “below-investment grade” securities are securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. The portfolio is expected to have an average duration of between 2 and 6 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Fund may invest in derivative instruments, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with the Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with the Fund’s investment objective and strategy. Up to 20% of the Fund’s assets may be invested in derivative instruments.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The fixed income securities in which the Fund invests are subject to credit risk, currency risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk, prepayment risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	Below-investment grade fixed income securities involve greater risk of default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to sell.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates

1

and thus the Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

Investor Profile

Investment in the High Yield Fund may be suitable for investors who seek a high level of current income and who are willing to take on the substantially increased risks of below-investment grade securities in exchange for potentially higher return.

Performance Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this prospectus.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

High Yield Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	None
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses[3]	0.96%
Fee Reduction/Expense Reimbursements[3]	(0.26)%

Net Expenses[3]	0.70%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the transfer agent charges a transaction fee of $10.00; such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses are not expected to exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), interest, extraordinary items and brokerage commissions do not exceed 0.70% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010 unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

2

Expense Example

This Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years

High Yield Fund	$72	$280

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Institutional Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

3

MBIA MULTI-SECTOR INFLATION PROTECTION FUND

The MBIA Multi-Sector Inflation Protection Fund (the “Multi-Sector Fund”) seeks long-term preservation of capital and protection of capital against declines in real purchasing power. The Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a non-diversified open-end mutual fund. There is no guarantee that a Fund will achieve its investment objective.

Principal Investment Strategies

The Multi-Sector Fund normally invests at least 80% of its assets in the following: (i) inflation protected fixed income securities and other fixed income securities; (ii) real estate-related securities; and (iii) commodity/natural resource-related securities. To gain exposure to the real estate and commodities markets the Fund will invest in derivative securities (backed by short-term investment grade securities) including structured notes, index-linked instruments, real estate-linked instruments, commodity-linked instruments, swap agreements, options, futures and options on futures. It is anticipated that approximately 75% of the Fund’s assets will be invested in derivative instruments. The Fund may also invest in common and preferred stocks and convertible securities of issuers in commodity-related industries and real-estate related industries and other financial instruments and securities including interests in baskets of equity securities, real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and other investment companies.

None of the identified inflation-sensitive sectors provide a complete hedge against inflation; however, the Adviser believes that allocating a portfolio among fixed income, real estate-related and commodity/natural resource-related securities will provide greater protection against inflation than investing in only one of these sectors. The Adviser will monitor and review the Fund’s allocations among the inflation-sensitive sectors and may rebalance the Fund’s allocations, as it deems appropriate.

The average portfolio duration of the Fund’s fixed income investments will vary based on the Adviser’s assessment of current and future interest rate trends and, under normal market conditions, is not expected to exceed 7 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s NAV, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The securities in which the Fund invests are subject to commodity risk, credit risk, currency risk, deflation risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, issuer non-diversification risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk, prepayment risk, real estate industry risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	Because the Fund is classified as non-diversified, the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

4

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus the Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

•	The Fund’s investments in commodity-linked derivative instruments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Funds intend to qualify annually to be treated as a regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as RICs, the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. See “Taxes” below for additional information related to these restrictions.

•	The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.

•	Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

Investor Profile

Investment in the Multi-Sector Fund may be suitable for investors who seek long-term preservation of purchasing power and are willing to tolerate some short-term volatility.

Performance Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this prospectus.

5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Multi-Sector Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	None
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses[3]	0.96%
Fee Reduction/Expense Reimbursements[3]	(0.11)%

Net Expenses[3]	0.85%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the transfer agent charges a transaction fee of $10.00; such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses are not expected to exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service or transfer agency fees), interest, extraordinary items and brokerage commissions do not exceed 0.85% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

6

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years

Multi-Sector Fund	$87	$295

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Institutional Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

7

MBIA CORE PLUS FIXED INCOME FUND

Investment Objective

The MBIA Core Plus Fixed Income Fund (the “Core Plus Fund”) seeks high total return consistent with preservation of capital. The Core Plus Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Core Plus Fund will achieve its investment objective.

Principal Investment Strategies

The Core Plus Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities. The Fund will primarily invest in investment-grade, fixed income securities (rated “Baa3” by Moody’s or “BBB-” by S&P or Fitch or higher, or determined by the Adviser to be of comparable quality). The Fund may invest up to 25% of its total assets in high yield, fixed income securities. The Adviser uses both top-down economic and market forecasting (such as interest rate trends and yield curve shifts) with elements of bottom-up sector allocation and security selection to construct a portfolio of fixed income securities with varying maturities but with an average duration of between 3 and 8 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above-average returns while limiting exposure to interest rate risk.

The Fund may invest in derivative instruments, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with the Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with the Fund’s investment objective and strategy. Up to 20% of the Fund’s assets may be invested in derivative instruments.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s NAV, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The fixed income securities in which the Fund invests are subject to credit risk, currency risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk, prepayment risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus the Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

8

Investor Profile

Investment in the Core Plus Fund may be suitable for investors who want both preservation of capital and a long-term total rate of return that seeks to equal or exceed the U.S. broad bond market.

Performance Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this prospectus.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Core Plus Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.40%
Distribution (Rule 12b-1) Fees	None
Other Expenses[2]	0.46%
Total Annual Fund Operating Expenses[3]	0.86%
Fee Reduction/Expense Reimbursements[3]	(0.21)%

Net Expenses[3]	0.65%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the transfer agent charges a transaction fee of $10.00; such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses are not expected to exceed 0.01% of average net assets of the Fund in its first year of operations.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service or transfer agency fees), interest, extraordinary items and brokerage commissions do not exceed 0.65% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

9

Expense Example

This Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years

Core Plus Fund	$66	$253

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future of the Institutional Class shares of the Fund.

Financial Highlights

No financial highlights information is provided because the Fund had not commenced operations as of the date of this prospectus.

10

MBIA MUNICIPAL BOND INFLATION PROTECTION FUND

Investment Objective

The MBIA Municipal Bond Inflation Protection Fund (the “Municipal Fund”) seeks high after-tax inflation protected return. The Fund’s investment objective may be changed without shareholder approval. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Municipal Fund will achieve its investment objective.

Principal Investment Strategies

The Municipal Fund will invest at least 80% of its total assets in a diversified portfolio of municipal securities, the interest on which may be exempt from federal income tax. The Adviser utilizes its Municipal Bond Inflation Protection strategy to build a portfolio of “municipal inflation protected securities” or “MIPS.” The MIPS strategy is intended to provide investors with primarily tax-free income while offering a hedge against inflation. Because there are very few issuers of municipal inflation-linked securities (commonly referred to as “muni-CPI bonds”), the Adviser will attempt to synthetically create a portfolio of securities that has the economic characteristics of a portfolio of municipal inflation-linked securities by investing in investment grade municipal securities and simultaneously entering into swap agreements (or other derivative instruments) linked to a commonly used indicator of inflation (such as a consumer price index). The MIPS strategy is designed to provide tax efficient “Real Return” and a hedge against inflation. “Real Return” means total return less the estimated cost of inflation.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities.

The Fund will primarily invest in investment-grade municipal securities (rated “Baa3” by Moody’s, “BBB-” or higher by S&P or Fitch or determined by the Adviser to be of comparable quality). The Fund may invest up to 25% of its total assets in municipal obligations, the interest on which may be an item of tax preference for purposes of the alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its total assets in high yield fixed income securities rated below investment grade, provided that the Fund will not purchase securities rated below “B3” by Moody’s or “B-” by S&P or Fitch. In addition, the Fund may invest in inflation-linked securities, such as Treasury Inflation Protected Securities (“TIPS”). The portfolio is expected to have an average duration of between 4 and 10 years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. The Adviser will target a duration which it believes will offer the opportunity for above average returns while limiting exposure to interest rate risk.

The Fund also invests in inflation-linked derivative securities including structured notes, swap agreements, options, futures and options on futures. The Fund invests in derivatives, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate or index consistent with the Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with the Fund’s investment objective and strategy. It is anticipated that approximately 20% of the Fund’s assets will be invested in derivative instruments. The use of derivative instruments may generate income that is not exempt from federal or state income tax and may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Principal Risks

The Fund is subject to the risks summarized below which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s NAV, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The fixed income securities in which the Fund invests are subject to credit risk, currency risk, deflation risk, derivatives risk, foreign security risk, high yield bond risk, interest rate risk, leverage risk, liquidity risk, management risk, market risk, municipal securities risk, opportunity risk, prepayment risk, U.S. Government agencies securities risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

•	The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the

11

investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus the Fund’s transaction costs. The use of certain derivative instruments may generate income that is not exempt from federal or state income tax.

•	The performance of the Fund will depend on whether or not the Adviser is successful in pursuing its investment strategy.

Investor Profile

Investment in the Municipal Fund may be suitable for investors who seek tax sensitive income and an attractive inflation-protected after-tax return.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Class shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Barclays Capital Municipal Bond Index (“Barclays Muni Bond Index”) and the Barclays Capital Global Inflation-Linked U.S. TIPS Index (Series-L) (“Barclays Global Index”), broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. The Fund commenced operations on November 1, 2007 and liquidated and ceased investment operations on April 29, 2009.

Annual Total Return for Calendar Year Since Inception

Calendar Year-to-Date Total Return as of March 31, 2009: 7.55%

Best Quarter	Worst Quarter

1.98%	-5.45%
(June 30, 2008)	(September 30, 2008)

MBIA Municipal Bond Inflation Protection Fund – Institutional Class Shares

		Since Inception
Average Annual Total Returns as of December 31, 2008[1]	1 Year	(November 1, 2007)

Return Before Taxes	-8.28%	-6.49%
Return After Taxes on Distributions[2]	-9.37%	-7.58%
Return After Taxes on Distributions and Sale of Shares[2]	-5.34%	-6.08%
Barclays Muni Bond Index (reflects no deductions for fees, expenses or taxes)[3]	-2.47%	-1.74%
Barclays Global Index (reflects no deductions for fees, expenses or taxes)[4]	-7.69%	0.57%

[1]	The Fund liquidated on April 29, 2009.

12

[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Institutional Class Shares. The “Institutional Class Shares Return After Taxes on Distributions and Sale of Shares” is higher than the “Institutional Class Shares Return Before Taxes” and/or the “Institutional Class Shares Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

[3]	The Barclays Muni Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment grade (Baa3/BBB- or higher), with an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

[4]	The Barclays Global Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) with at least one year to final maturity and at least $250 million par amount outstanding.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Municipal Fund
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)[1]	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.40%
Distribution (Rule 12b-1) Fees	None
Other Expenses[2]	1.22%
Total Annual Fund Operating Expenses[3]	1.63%
Fee Reduction/Expense Reimbursements[3]	(0.97)%

Net Expenses[3]	0.65%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the transfer agent charges a transaction fee of $10.00; such fee is not included in the Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Expenses.” Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” includes such fees and expenses expected to be incurred indirectly by the Fund as a result of its investment in shares of one or more “Acquired Funds,” which may include (i) exchange-traded funds or “ETFs”, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the Investment Company Act of 1940 (the “1940 Act”) except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. Such fees and expenses do not exceed 0.01% of average net assets of the Fund.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses so that “Total Annual Fund Operating Expenses,” excluding taxes, (any class-specific expenses such as Rule 12b-1 distribution fees, shareholder service or transfer agency fees), interest, extraordinary items and brokerage commissions do not exceed 0.65% of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until

13

August 31, 2010, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years

Municipal Fund	$66	$253

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future, of the Institutional Class shares of the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for Institutional Class shares. The Fund’s fiscal year runs from May 1 to April 30. Certain information in the table reflects the financial results of a single Fund share. The information for the period ended April 30, 2008 has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered accounting firm, whose report, along with this information, appears in the Fund’s 2008 Annual Report. The Fund’s 2008 Annual Report is incorporated by reference into the Fund’s Statement of Additional Information. To request the Fund’s 2008 Annual Report without charge, please call (866) 678-MBIA (or 6242). The information for the six months ended October 31, 2008 is unaudited.

	For the Six
	Months Ended	For the Period
	October 31, 2008	November 1, 2007*
	(Unaudited)	to April 30, 2008

Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.00

Net investment income	0.18	0.16
Net realized and unrealized loss on investments and swap agreements	(0.92)	(0.01)
Net increase/decrease in net assets resulting from operations	(0.74)	0.15
Dividends to shareholders from:
Net investment income	(0.16)	(0.13)
Net asset value, end of period	$9.12	$10.02
Total investment return[1]	(7.50)%[2]	1.50%[2]

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$23,465	$25,471
Ratio of expenses to average net assets[3]	0.65%	0.65%
Ratio of expenses to average net assets without waivers and expense reimbursements[3]	1.62%	1.89%
Ratio of net investment income to average net assets[3]	3.47%	3.14%
Portfolio turnover rate	0.00%	0.00%

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*	Commencement of operations. The Fund liquidated and ceased investment operations on April 29, 2009.

[1]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

[2]	Not Annualized

[3]	Annualized

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ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

MBIA High Yield Fund

The High Yield Fund normally will invest at least 80% of its total assets in a diversified portfolio of high yield (below investment-grade) fixed income securities. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

“High yield” or “below-investment grade” securities are generally defined as securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch. The Adviser purchases securities based on their yield, potential capital appreciation or both.

In constructing the portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research will focus on both industry/sector analysis as well as detailed individual security selection. The Adviser will look for opportunities based on the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. External, third-party credit research and related credit tools will supplement the Adviser’s internal research.

The credit investment process will be implemented within a framework which is consistent with the Adviser’s assessment of the economy and fixed income market. As part of its investment process, the Adviser evaluates factors such as monetary policy, fiscal policy, inflation, productivity and various other economic indicators. The portfolio manager’s perspective on factors such as interest rate trends, yield curve shifts, sector relative value and market volatility are a direct outcome of this investment process. The portfolio is expected to have an average duration of between 2 and 6 years.

It is anticipated that the Fund will primarily invest its assets in high yield, fixed income securities determined by the Adviser to be attractive under then-current market conditions. The Fund may also invest in equity securities, convertible securities and preferred stock which provide current income or potential for capital appreciation.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers (including emerging market debt). The Fund normally will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to no more than 10% of its total assets.

MBIA Multi-Sector Inflation Protection Fund

The Multi-Sector Fund invests at least 80% of its assets in the following: (i) inflation-protected fixed income securities including TIPS and other fixed income securities; (ii) real estate-related securities; and (iii) commodity/natural resource-related securities. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

In seeking its investment objective, the Adviser allocates the Fund’s assets among three inflation-sensitive sectors: inflation-protected fixed income securities; commodity and natural resources related securities; and REITs and other real estate related investments. The Adviser will allocate the Fund’s assets among each identified inflation-sensitive sector. The Adviser will monitor and review the Fund’s allocations among the inflation-sensitive sectors and may rebalance the Fund’s allocations, as it deems appropriate, to bring the Fund back within the Adviser’s targeted asset sector allocations. The Adviser may change the sector allocations without prior approval from shareholders. The following three sectors provide slightly different forms of protection against inflation:

•	TIPS and similar inflation protected securities may provide protection against realized inflation as their principal adjusts upward with realized inflation every six months; thus purchasing power is preserved as actual inflation accrues.

•	Commodities/natural resource-related securities may protect against unanticipated inflation. In theory, financial assets should price in expected inflation, whereas commodity exposure offers protection against unexpected inflation. Commodities also may provide protection against certain geopolitical events or major macroeconomic surprises.

•	Real estate-related securities may protect against an unexpected rise in rents or property value given the flexible and resetting nature of leases and land values.

Below are descriptions of the securities in which the Fund may invest:

Inflation-Protected Debt Securities. Inflation-protected securities are securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The Fund will invest in securities that have a direct relationship with inflation measures, including TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. A TIPS’ principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. The Fund may also invest in foreign currency-denominated inflation-protected securities and other fixed income securities not adjusted for inflation. Such other fixed income securities may

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include: U.S. Government bonds and notes; corporate bonds; mortgage-related securities; and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length.

With respect to this portion of the Fund’s portfolio, average portfolio duration will vary based on the Adviser’s assessment of current and future interest rate trends and, under normal market conditions, is not expected to exceed seven years. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

Commodity/Natural Resource-Related Securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. Under normal conditions, the Fund will obtain exposure to the commodities markets without investing directly in physical commodities but by primarily investing in commodity-linked derivative instruments backed by short-term investment-grade debt securities. Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index or other economic variable based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes or political and regulatory developments.

The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

Real Estate-Related Securities. Under normal conditions, the Fund will obtain exposure to the real estate sector by investing in real estate-linked derivative instruments (backed by short-term investment grade debt securities) including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest in real estate companies, such as equity REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

The Fund may seek exposure to the real estate and REIT markets through investments in leveraged or unleveraged index-linked notes. “Index-linked notes” are derivative debt instruments with principal and/or coupon payments linked to the value of the performance of certain real estate-related or REIT indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the related index. These notes expose the Fund to movements in prices in the real estate and REIT markets. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in common and preferred stocks and convertible securities of issuers in real estate-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

Other Policies. In addition, the Fund may invest up to 20% of its total assets in securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

MBIA Core Plus Fixed Income Fund

The Core Plus Fund normally will invest at least 80% of its assets in a diversified portfolio of fixed income securities. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

The Adviser purchases securities based on their yield, potential capital appreciation or both. The Adviser uses both top-down economic and market forecasting (such as interest rate

17

trends and yield curve shifts) with elements of bottom-up sector allocation and security selection to construct a portfolio of fixed income securities with varying maturities but with an average duration of between 3 and 8 years. The Adviser will adjust the Fund’s duration within this range in accordance with the Adviser’s analysis of the economy and interest rate trends, such as monetary policy, fiscal policy, inflation, productivity and various other economic indicators.

The Adviser will implement models to measure the relative value of securities. The Adviser will consider the results of the Adviser’s sector specialists’ assessment of the fundamental aspects of a sector to determine appropriate sector allocations. After determining the target sector allocations, the Adviser then focuses on securities selection, analyzing credit risk based on, among other things, management depth and experience, competitive advantage, market position and overall financial strength.

The Fund will primarily invest in investment grade debt securities rated “Baa3” by Moody’s, “BBB-” or higher by S&P or Fitch but may invest up to 25% of its total assets in high yield or below investment grade securities. The Fund may also invest in equity securities, convertible securities and preferred stock which provide current income or potential for capital appreciation.

MBIA Municipal Bond Inflation Protection Fund

The Municipal Fund will invest at least 80% of its total assets in a diversified portfolio of municipal securities, the interest on which may be exempt from federal income tax. The policy stated above may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

The Adviser utilizes its MIPS strategy to build a portfolio of municipal inflation protected securities. The MIPS strategy is intended to provide investors with primarily tax-free income while offering a hedge against inflation. Because there are very few issuers of municipal inflation-linked securities (commonly referred to as “muni-CPI bonds”), the Adviser will attempt to synthetically create a portfolio of securities that has the economic characteristics of a portfolio of municipal inflation-linked securities by investing in investment grade municipal securities and simultaneously entering into swap agreements (or other derivative instrument) linked to a commonly used indicator of inflation (such as a consumer price index). The MIPS strategy is designed to provide tax-efficient “Real Return” and a hedge against inflation. “Real Return” means total return less the estimated cost of inflation.

The Adviser purchases securities based on their yield, potential capital appreciation or both. In constructing its portfolio, the Adviser shall rely on a combination of proprietary, internally generated credit research and top-down forecasts for the economy and fixed income markets. The municipal credit research will focus on detailed individual security selection and credit analysis, attempting to find relative value opportunities. External, third party credit research and related credit tools will supplement the Adviser’s internal research. The credit investment process will be implemented within a framework which is consistent with the Adviser’s forecast for the economy and fixed income market. As part of its forecasting process, the Adviser evaluates factors such as monetary policy, fiscal policy, inflation, productivity and various other economic indicators. The portfolio manager’s perspective on factors such as interest rate trends, yield curve shifts, sector relative value and market volatility are a direct outcome of this forecasting process. The portfolio will have an average duration of between 4 and 10 years.

Municipal securities are obligations issued by or on the behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which may be exempt from regular Federal income tax. The Fund will primarily invest in investment grade municipal securities rated “Baa3” by Moody’s, “BBB-” or higher by S&P or Fitch or determined by the Adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations, the interest on which may be an item of tax preference for purposes of the AMT. Although it is anticipated that the Fund will invest a majority of its assets in securities rated “Baa3” by Moody’s or “BBB-” or higher by S&P or Fitch, the Fund may invest up to 20% in securities below these ratings. In addition, the Fund may invest in inflation-linked securities, such as TIPS.

Other Investment Strategies and Policies

Consistent with its investment objective and policies, each Fund invests in “fixed income securities” which include (i) securities issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government securities”); (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; (iii) mortgage-backed and other asset-backed securities; (iv) inflation indexed bonds issued both by governments and corporations; (v) structured notes, including hybrid or “indexed” securities and event-linked bonds; (vi) loan participations and assignments; (vii) delayed funding loans and revolving credit facilities; (viii) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (ix) repurchase agreements and reverse repurchase agreements; (x) debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; (xi) obligations of non-U.S. Governments or their subdivisions, agencies and government sponsored enterprises; and (xii) obligations of international agencies or supranational entities. Each Fund may also invest in derivative instruments based on such fixed income securities.

Each Fund may invest in derivative instruments, including but not limited to (i) investing in derivative instruments whose value relies on the underlying value of an asset, interest rate

18

or index consistent with a Fund’s investment objective and strategy, or (ii) investing in one or more derivative instruments to synthetically create a security that has economic characteristics consistent with a Fund’s investment objective and strategy. Up to 20% of the assets of the High Yield Fund, Core Plus Fund and Municipal Fund may be invested in derivative instruments and up to 100% of the Multi-Sector Fund’s assets may be invested in derivative instruments.

Each Fund may borrow to the extent permitted by the 1940 Act in order to provide for leverage, to take advantage of investment opportunities or for short-term liquidity and cash-flow purposes. At times, a Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements, derivative instruments (including options contracts, futures contracts, options on futures contracts and swap agreements) and other leveraged instruments. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund will maintain asset segregation policies to comply with the current position and any changes in the asset coverage requirements articulated by the SEC and its staff.

The Adviser may sell securities in anticipation of market declines or credit downgrades. In addition, the Adviser may sell securities in order to make cash available for new investment opportunities. The Adviser may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of a Fund’s assets or quality requirement of issues or issuers in which a Fund invests are applied at the time of purchase.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds’ Statement of Additional Information (“SAI”).

Temporary Defensive Measures. In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI which is available, free of charge, by calling (866) 678-MBIA (or 6242). The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at /www.sec.gov.

PRINCIPAL RISK INFORMATION

The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

•	Commodity Risk: The Fund’s investments in commodity/natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•	Tax Risk: The Funds intend to qualify annually to be treated as a regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as RICs, the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. See “Taxes” below for additional information related to these restrictions.

•	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

•	Currency Risk: Exchange rates for currencies fluctuate daily. Foreign securities normally are denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of the

19

Funds’ shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•	Deflation Risk: Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

•	Derivatives Risk: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Using derivatives can increase the volatility of the Fund’s share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for the Fund’s assets and defer recognition of certain of the Fund’s losses. With respect to the Municipal Fund, the use of certain derivative instruments may generate income that is not exempt from federal or state income tax and may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•	Foreign Security Risk: Investments in foreign securities are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war. These risks are greater in emerging markets.

•	High Yield Bond Risk: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high profile default or just a change in the market’s psychology.

•	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

•	Non-Diversification Risk: The Multi-Sector Fund may focus investments in a small number of sectors, issuers, industries or foreign currencies given its investment strategy to invest in three inflation-sensitive sectors (TIPS, commodities and real estate). The Multi-Sector Fund is “non-diversified” and, therefore, may invest a greater percentage of its assets in the securities of a single issuer than mutual funds that are classified as “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

•	Leverage Risk: The risk associated with securities, transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and

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the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The Funds also may be exposed to leverage risk by borrowing money for investment purposes. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. In addition, leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Fund will maintain asset segregation policies to comply with the current position and the asset coverage requirements of the SEC and its staff.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Investing in certain foreign securities may carry a greater liquidity risk than investing in domestic securities.

•	Management Risk: As with any managed fund, the Fund’s Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Municipal Fund may therefore be more dependent on the analytical abilities of the Adviser than that of an equity fund or taxable bond fund. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Municipal Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress, state legislatures or referenda could extend the time for payment of principal and/or interest or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or management of such assets may not be tax-exempt. Although the municipal bonds acquired by the Fund will generally be the subject of an opinion of counsel to the effect that interest on the bonds is excludable from gross income for federal income tax purposes, there can be no assurance that the Internal Revenue Service (“IRS”) will in all cases agree. Any determination that interest on a municipal bond is not excludable from gross income will likely have an adverse affect on the value of the bond. The value of municipal bonds may also be affected by changes in the tax laws including the modification of the rules relating to the exemption from gross income on municipal securities and changes in tax rates generally, which could affect the value of the tax exemption even if the exemption is not itself modified.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Real Estate Industry Risk: The Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company’s shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

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In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests.

Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, the Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

•	U.S. Government Agencies Securities Risk: Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government is able to provide financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

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MANAGEMENT OF THE FUNDS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

MBIA Capital Management Corp. (“MBIA-CMC”) is a registered investment adviser located at 113 King Street, Armonk, New York 10504. MBIA-CMC is a wholly-owned subsidiary of MBIA Asset Management LLC, which in turn is a wholly owned subsidiary of MBIA Inc. (“MBIA”), a publicly traded company on the New York Stock Exchange. MBIA-CMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. MBIA and its affiliates, including MBIA Insurance Corp., are internationally recognized leaders in municipal credit enhancement and managing municipal assets. As of July 31, 2009, MBIA-CMC and its affiliates had approximately $42.8 billion in assets under management. For its services as investment adviser, MBIA-CMC is entitled to receive an annual advisory fee of 0.50%, 0.50%, 0.40% and 0.40% of the average daily net assets of the High Yield Fund, Multi-Sector Fund, Core Plus Fund and Municipal Fund, respectively.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between MBIA-CMC and the Trust, on behalf of the Municipal Fund will be available in the Funds’ first shareholder report after commencement of operations.

PORTFOLIO MANAGERS

E. Gerard Berrigan, Managing Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Core Plus and Municipal Funds. Mr. Berrigan joined the firm in 1994 and is a managing director and head of portfolio management of MBIA Asset Management Group. A member of the firm’s Investment Strategy Committee, he manages MBIA-CMC’s asset/liability management products and is responsible for structured investments across all managed portfolios. He is also a member of MBIA-CMC’s Investment Review and Market Risk Committees. Mr. Berrigan has more than 15 years of experience in securities trading and portfolio management, including positions at the Federal National Mortgage Association and CS First Boston. He has a bachelor’s degree from Bucknell University and a master’s degree from Columbia Business School. He holds his Series 7 and 63 licenses from FINRA.

Jason Celente, CFA, Vice President, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Core Plus Fund. Mr. Celente joined the firm in 1997 and is a Vice President and Portfolio Manager for MBIA-CMC’s third-party client portfolios. Mr. Celente specializes in trading government sponsored agency and high quality corporate credit sectors of the fixed income markets. Prior to these roles, Mr. Celente was an investment accountant for MBIA-CMC’s asset-liability portfolios and short-term mutual funds. He has a bachelor’s degree from Colgate University and a master’s degree from New York University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute, and his Series 7, 24 and 63 licenses from FINRA.

Robert T. Claiborne, CFA, Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the High Yield Fund. Mr. Claiborne joined the firm in 2000 and is head of corporate credit research for MBIA Asset Management LLC and a member of the firm’s Investment Strategy Committee responsible for collateralized bond obligations (CBOs) and high yield products. Prior to joining MBIA-CMC, Mr. Claiborne managed various high yield portfolios for Orion Capital Corp., a specialty property and casualty insurance company, and Northstar Investment Management Corp., where he managed $2 billion in high yield mutual funds and $900 million in high yield CBOs. He has 15 years of experience in the high yield market and 10 years of experience in corporate banking. Mr. Claiborne is also a member of the CFA Institute and the New York Society of Security Analysts. He has a bachelor’s degree from the University of Virginia and a master’s degree from The American Graduate School of International Management. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

Clifford D. Corso, President and Chief Investment Officer, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Core Plus and Municipal Funds. Mr. Corso joined the firm in 1994 and is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. He developed the company’s fixed income asset management platform and now directs the investment of all fixed income assets under management. In addition to the portfolios of MBIA Insurance Corp. and its affiliates, Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments and large institutional investors. He was previously the co-head of fixed income at a subsidiary of Alliance Capital Management. Throughout his 23-year career, Mr. Corso has managed a wide array of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso has a bachelor’s degree from Yale University and a master’s degree from Columbia University. He holds his Series 7, 24 and 63 licenses from FINRA.

James B. DiChiaro, Vice President, is a member of the investment management team at MBIA-CMC responsible for

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the day-to-day management of the Municipal Fund. Mr. DiChiaro joined the firm as an assistant vice president in 1999. He manages tax-exempt assets and short-term portfolios. He has years of experience working in the conduits group structuring medium-term notes for Meridian Funding Company as well as issuing commercial paper for Triple-A One Funding Corporation. Prior to joining MBIA he worked for Merrill Lynch in a trade support role for its asset-backed securities desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

Gautam Khanna, CFA, CPA, Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the High Yield Fund. Mr. Khanna joined the firm in 2003 and is a director and fixed income analyst focusing on the automotive, technology, transportation, diversified conglomerates and consumer products sectors. Prior to joining MBIA-CMC, Mr. Khanna was a high-yield analyst with Times Square Capital Management where he focused on credit management for collateralized bond obligations (CBOs) as well as high-yield total return accounts. He has more than 10 years of combined experience in the high-yield market and in other relevant industries. Mr. Khanna is a member of the CFA Institute and the New York Society of Security Analysts. He has a bachelor’s degree with honors from the Rochester Institute of Technology and a master’s degree with distinction from Cornell University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

Jeffrey S. MacDonald, CFA, Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Multi-Sector, Municipal and Core Plus Funds. Mr. MacDonald joined the firm in 2007 as Director of Advisory Portfolio Management. From 2004 to 2007, Mr. MacDonald was a Vice President and Portfolio Manager at Hartford Investment Management Company (HIMCO) where he managed core, core plus, intermediate core and other broad-based fixed income styles. Prior to joining HIMCO, Mr. MacDonald was a fixed income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company from 1999 to 2004. He began his career in 1999 with Fidelity Investments as a fixed income trader and lead systems analyst. Mr. MacDonald has a bachelor’s degree from Trinity College in Connecticut and a master’s degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

Chris Moros, CFA, Managing Director, is a member of the investment management team at MBIA-CMC responsible for the day-to-day management of the Multi-Sector and Municipal Funds. Mr. Moros joined the firm in 1996. He is Managing Director, Asset/Liability Products and is responsible for treasury activity, asset/liability management and the risk management of MBIA’s on-balance sheet asset liability management business. Prior to joining MBIA, Mr. Moros spent 10 years at Metropolitan Life in asset/liability management, investment strategy development and relationship marketing for its general account and separate account guaranteed investment contract (GIC) businesses. Mr. Moros has a bachelor’s degree from Hunter College CUNY and a master’s degree from Baruch College CUNY. He also holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

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SERVICE PROVIDERS

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

**	PFPC Trust Company will be renamed PNC Trust Company effective June 7, 2010.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of each Fund’s shares is based on its net asset value (“NAV”). Each Fund values its assets, based on current market values when such values are available. The NAV per share of a Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

Each Fund’s NAV per share is calculated once daily at the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Institutional Class shares are offered on a continuous basis by PFPC Distributors, Inc. (the “Underwriter”) and are sold without any sales charges. The minimum initial investment in Institutional Class shares of each Fund is $100,000. The Institutional Class shares of the Funds do not charge any sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. The minimum initial investment requirement may be waived for persons who are clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

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TO OPEN AN ACCOUNT

By Mail:

You may purchase shares by sending a check drawn on a U.S. bank payable to the applicable Fund along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $100,000. Send the check and application to:

Regular mail:	Overnight mail:
[Fund Name]	[Fund Name]
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427 (866)-678-MBIA (or 6242)

The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, travlers checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds at 1-866-678-MBIA (or 6242) for more information.

By Wire:

You may purchase shares by wiring federal funds readily available to PNC Bank, N.A. Please call (866) 678-MBIA (or 6242) before 4:00 p.m. Eastern time for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to obtain an account number. Please make sure your wire is for at least $100,000. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day’s price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account- By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Attn: [MBIA Fund and Class of Fund]
FBO: Shareholder name and account number

TO ADD TO AN ACCOUNT

By Mail:

Fill out an investment slip from a pervious confirmation and write your account number on your check. Please make sure that your check is payable to the applicable Fund and that your additional investment is for an amount equal to or greater than the investment minimum set forth above. Mail the slip and your check to:

Regular mail:	Overnight mail:
[Fund Name]	[Fund Name]
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427 (866)-678-MBIA (or 6242)

By Wire

Call toll-free (866) 678-MBIA (or 6242). The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account – By Wire.” Your bank may charge a wire fee. Please make sure your wire is for an amount equal to or greater than the applicable investment minimum set forth above.

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Automatic Investment Plan

Investors desiring to participate in an Automatic Investment Plan should call the transfer agent at (866) 678-MBIA (or 6242).

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Additional Information Regarding Purchases

Purchase Price

Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. “Good order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of a Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at a Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial Intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Funds may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments. See “Additional Compensation for Financial intermediaries” below.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives

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and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of such Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although a Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Funds

The Funds reserve the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing.” Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Underwriter believes are engaging in similar trading activity.

Market timing can adversely impact the ability of MBIA-CMC to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

Because the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in a Fund’s shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds. Also, while the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an

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“omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. If shares are held for more than 60 days there is no fee when shares are redeemed. If shares are held within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See “Redemption Fee” below.) Redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Redemption proceeds transmitted by wire are normally sent on the day the transfer agent receives redemption instructions, (if received by the transfer agent before 4:00 p.m. Eastern time) or on the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day). If you purchased your shares through a financial intermediary, you should contact the financial intermediary for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

Redemption Fee

Each Fund charges a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 1.00% redemption fee will not be charged on the following transactions:

1.	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified plans);

2.	Redemptions requested within 60 days following the death or post-purchase disability of the shareholder;

3.	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

6.	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rthat than cash.

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TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail:	Overnight mail:
[Fund Name]	[Fund Name]
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427 (866) 678-MBIA (or 6242)

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone:

To redeem your shares by telephone, call toll-free (866) 678-MBIA (or 6242). The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or PNC Global Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

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Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. Each Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted. Each Fund may charge a redemption fee of 1.00% on proceeds redeemed within 60 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after a Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Funds have adopted trading policies designed to comply with requirements of the federal securities laws.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Institutional Class Shares of the following funds:

MBIA High Yield Fund
MBIA Multi-Sector Inflation Protection Fund
MBIA Core Plus Fixed Income Fund
MBIA Municipal Bond Inflation Protection Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. An exchange will be treated as a sale for federal income tax purposes. See “Taxes” for a discussion of the tax consequences of an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $100,000 in a shareholder’s account.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the Funds (other than those described in the prospectus.) if you purchase or redeem shares of the Funds directly through the Funds’ transfer agent, PNC Global Investment Servicing.

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Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Funds require a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Funds’ shareholder servicing group toll-free at (866) 678-MBIA (or 6242) for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Funds. Applications without the required information or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund, or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds’ shareholder servicing group toll-free at (866) 678-MBIA (or 6242).

DISTRIBUTIONS

For the Multi-Sector Fund and the Municipal Fund, dividends from the net investment income of the Funds, if any, are declared and paid quarterly to you. For the Core Plus Fund and the High Yield Fund, dividends from the net investment income of the Fund, if any, are declared daily and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Funds will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them. The amount of any distributions will vary and there is no guarantee that a Fund will pay either an income dividends or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

General. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to Federal income tax on the earnings and gains distributed to shareholders. If, for any taxable year, a Fund fails to qualify as a regulated investment company, it will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under Federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends received deduction for corporate shareholders. The Funds’ distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

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Special Tax Considerations for the Municipal Fund

Special tax rules apply to the Municipal Fund. The Municipal Fund is expected to elect to treat a portion of its dividends as “exempt interest dividends” which are generally excludable from gross income for federal income tax purposes. Exempt interest dividends may be taken into account in computing social security and railroad retirement benefits. The amount that the Municipal Fund may elect to treat as exempt interest dividends is, in general terms, limited to the amount of tax-exempt interest it earns on municipal bonds less interest and certain other expenses. Because the Municipal Fund will earn taxable income from, among other things, investment in inflation indexed derivative securities, only a portion of the dividends paid by the Municipal Fund will be exempt interest dividends. If a shareholder receives an exempt interest dividend, holds its shares for six months or less, and sells its shares at a loss, the loss will be disallowed for federal income tax purposes to the extent of the exempt interest dividend.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Special Tax Considerations for the Multi-Sector and Municipal Funds

•	Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•	One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income from certain derivative swap securities is not qualifying income; accordingly a Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect a Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income.

Revenue Ruling 2006-31 also clarifies the holding of Revenue Ruling 2006-01 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The Multi-Sector Fund may seek a private letter ruling with respect to commodity index-linked notes. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. In the interim, the Adviser will direct the investments of the Funds’ assets in conformance with Revenue Ruling 2006-31, IRS guidance and the advice of the Adviser’s tax counsel.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

State and Local Income Taxes. You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds’ SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

SHARE CLASSES

The Funds issue Institutional Class shares and Retail Class shares. Each class of shares bears a pro-rata portion of a Fund’s common expenses in addition to expenses directly attributable to that class. Institutional Class shares are offered to retirement plans and other institutional investors. Retail Class shares pay a Rule 12b-1 distribution fee. Any investor may purchase Retail Class shares.

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Investment Adviser
MBIA Capital Management Corp.
113 King Street
Armonk, New York 10504

Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

Legal Counsel
Pepper Hamilton LLP

FOR MORE INFORMATION

For additional information about the funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds’ investments including performance data, information on the Funds’ portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds do not currently operate an Internet website; however the Funds’ annual and semi-reports may be obtained, free of charge, by calling (866) 678-MBIA (or 6242).

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The Funds do not currently operate an Internet website; however the Funds’ SAI may be obtained, free of charge, by calling (866) 678-MBIA (or 6242).

Shareholder Inquiries

Copies of these documents and answers to questions about the Funds, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

[Fund Name]
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(866) 678-MBIA (or 6242)
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

MBIA HIGH YIELD FUND
MBIA MULTI-SECTOR INFLATION PROTECTION FUND
MBIA CORE PLUS FIXED INCOME FUND
MBIA MUNICIPAL BOND INFLATION PROTECTION FUND
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2009
This Statement of Additional Information (“SAI”) provides information about the MBIA High Yield Fund (the “High Yield Fund”), MBIA Multi-Sector Inflation Protection Fund (the “Multi-Sector Fund”), MBIA Core Plus Fixed Income Fund (the “Core Plus Fund”) and MBIA Municipal Bond Inflation Protection Fund (the “Municipal Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of FundVantage Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with each Fund’s current prospectuses dated September 1, 2009, as amended or supplemented from time to time (the “Prospectuses”). This SAI is incorporated by reference in its entirety into the Prospectuses. A copy of the Prospectuses and annual reports to shareholders may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or by calling the investment adviser at (866) 678-MBIA (or 6242).
As of the date of this SAI, the Funds are not being offered for investment.

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established each Fund as a separate series of the Trust. Each Fund is further divided into an Institutional Class and a Retail Class. Each Fund, except for the Multi-Sector Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Multi-Sector Fund is a non-diversified open-end management investment company registered under the 1940 Act.
INVESTMENT POLICIES
The following supplements the information contained in the Prospectuses concerning the investment objective and policies of the Funds.
The High Yield Fund normally invests at least 80% of its total assets in a diversified portfolio of high yield (below investment grade) fixed income securities. The Multi-Sector Fund normally invests at least 80% of its assets in the following: (i) inflation protected fixed income securities; (ii) real estate-related securities; and (iii) commodity/natural resource-related securities. The Core Plus Fund normally invests at least 80% of its assets in a diversified portfolio of fixed income securities. The Municipal Fund normally invests at least 80% of its total assets in a diversified portfolio of municipal securities, the interest on which may be exempt from federal income tax. These 80% policies may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
BANK OBLIGATIONS. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Subject to the Funds’ limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry (See “Investment Limitations”), there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
BORROWING. Each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.
Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of a Fund’s total assets.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.
CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.
CORPORATE DEBT SECURITIES. A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for a Fund, or, if unrated, are in the investment adviser’s opinion comparable in quality to corporate debt securities in which a Fund may invest.
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa3 and BBB- are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.” For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
DERIVATIVE INSTRUMENTS. In pursuing their individual objectives, the Funds may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment objective.
The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange traded options.
Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Funds, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), none of the Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, are not subject to registration or regulation as such under the CEA. The investment adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds.
Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAV, each Fund will mark to market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.
The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on the NAV of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.
The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation of the Funds.”
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “IRC”), may limit a Fund’s ability to invest in commodity futures contracts.
Tax Risk. The Funds intend to qualify annually to be treated as a regulated investment companies (“RICs”) under the IRC. To qualify as RICs, the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.
Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements. Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options” or “swaptions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment polices, the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
A Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). Certain restrictions imposed on the Funds by the IRC, may limit the Funds’ ability to use swap agreements, and, if investments in the swaps are made, may cause such Fund to fail to qualify as a RIC. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the investment adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the Fund. If the investment adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Funds from being able to achieve their investment objectives. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of their investment strategies. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, however, the investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
DOLLAR ROLLS. The Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to which a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. At the time a Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.
EVENT-LINKED EXPOSURE. The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.

An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Funds to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the investment adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.
Standby Commitments. Each Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.
Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.
Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by the Funds will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.
In selecting put bonds for the Funds, the investment adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.
Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.
FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:
(i)	When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

(ii)	If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

(iii)	If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

(iv)	The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s NAV per share.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the investment adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
The Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging. Under applicable tax law, a Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by a Fund are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities.
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See “Depositary Receipts” above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of

ADRs and EDRs (see “Depositary Receipts”). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.
To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund’s investments in one country may offset potential gains from investments in another country.
Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about domestic issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.
The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund’s value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).
GUARANTEED INVESTMENT CONTRACTS. The Funds may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.
Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.
HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in losses to such Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.
LOAN PARTICIPATIONS. Each of the Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The Funds may invest in loan participations with credit quality comparable to that of the issuers of each Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.
MONEY MARKET FUNDS. Each Fund may invest in money market mutual funds, within the limits prescribed by the 1940 Act. (See “Investment Company Securities and Exchange Traded Funds” above.)
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.
On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.
In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser, as the case may be, determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Funds may not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Funds’ net assets will be illiquid (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds).
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular

“industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Funds may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Funds to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Funds, when holding an ARMBS, do not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with its investment objectives and policies, the Funds also may invest in other types of asset-backed securities.
MUNICIPAL SECURITIES. The Funds each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax- exempt. See “Taxation of the Funds” for more information. A brief description of some typical types of municipal securities follows:
General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads and water and sewer systems.
Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility — tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the issuer’s ability, without obligation, to make up deficits in the reserve fund.
Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.
Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.
Tax Anticipation Notes. Tax Anticipation Notes finance the working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable by these specific future taxes.
Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.
Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal and industrial or commercial facilities. PABs generally are IDBs issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed or some form of credit enhancement such as a letter of credit or insurance. See “Taxation of the Funds” for a summary of some of the federal income tax consequences to shareholders of a Fund investing in PABs.
Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.
Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the FHA by way of Fannie Mae or Ginnie Mae.
Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.
BELOW-INVESTMENT GRADE SECURITIES. Subject to the limitations set forth in the Prospectuses, each Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba1” or lower by Moody’s or “BB+” or lower by S&P and Fitch) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.
During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of a Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose below-investment grade securities are held by a Fund. Because of this, a Fund’s performance may depend more on the investment adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A — Description of Securities Ratings.”
In selecting below-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of below-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s investment adviser will consider whether the Fund should continue to hold the security.
In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.
Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.
More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.
Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.
The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.
Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.
PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.
REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.
REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.
Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.
SECURITIES LENDING. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.
SHORT SALES. The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. Each Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.
WARRANTS TO PURCHASE SECURITIES. The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that a Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a regulated investment company (“RIC”) under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC. See “Taxation of the Funds.”
TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Funds. The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of a Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.

Each Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of a Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to their schedule of investments, the Funds may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund’s top ten holdings and a percentage breakdown of a Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.
Each Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the investment adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the investment adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
Before any non-public disclosure of information about a Fund’s holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Funds or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policies and procedures and any applicable confidentiality agreement.
The Funds may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Funds’ or an investment adviser’s employees and affiliates that provide services to the Funds. The Funds may also distribute or authorize the distribution of information about each Fund’s holdings that is not publicly available (on a website or otherwise) to each Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Funds; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Funds by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of a Fund’s assets and minimize impact on remaining shareholders of a Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Funds’ administrator and accounting agent; (ii) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Funds’ reports or regulatory filings; (iv) the Funds’ custodian in connection with its custody of the Funds’ assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund’s portfolio holding information without specific authorization. The Funds’ investment adviser and service providers will establish procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies.
As required by the federal or state securities laws, including the 1940 Act, the Funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
Under no circumstances may a Fund or the investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Funds have adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Funds and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Funds will not:
1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
2. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

3. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
4. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry;
5. Except with respect to the Multi-Sector Fund, purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations and treated as U.S. Government obligations. For the purpose of this limitation each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority and each obligor, if any, is treated as a separate issuer of municipal securities;
6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
8. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;
9. Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
10. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. Purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, the Funds will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
For the purpose of applying the limitations set forth in (4) and (5) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or PFPC Distributors, Inc., the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

				Number of
				Funds in
		Term of	Principal	Fund	Other
	Position(s)	Office and	Occupation(s)	Complex	Directorships
Name and	Held with	Length of	During Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee and officer since 2006.	Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to Present, Director of PFPC Distributors, Inc.	10	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of PNC Global Investment Servicing from March 2008 to present; President, PNC Global Investment Servicing 2003 to 2008.	10	None

				Number of
				Funds in
		Term of	Principal	Fund	Other
	Position(s)	Office and	Occupation(s)	Complex	Directorships
Name and	Held with	Length of	During Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	10	WT Mutual Fund (15 portfolios) Optimum Fund Trust (6 portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	10	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	10	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Wynne is an “interested Trustee” of the Trust because he owns shares of the PNC Financial Services Group, Inc. (“PNC Financial Services”), of which the Underwriter is an indirect, wholly-owned subsidiary. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of PNC Financial Services or one or more subsidiaries of PNC Financial Services which may be deemed to control, be controlled by or under common control with the Underwriter.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Funds’ investment adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

		Term of	Principal
	Position(s)	Office and	Occupation(s)
Name and	Held with	Length of	During Past
Date of Birth	Trust	Time Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of PNC Global Investment Servicing (U.S.) Inc. since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. and predecessor firms since 1995.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.

DAVID C. LEBISKY Date of Birth: 5/72	Secretary	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. since January 2002.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds’ financial operations and performance, oversee the activities and legal compliance of the Funds’ investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds’ proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the Chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times a year. The Audit Committee met twice during the fiscal year ended April 30, 2009.

NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2009.
The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 5% of a Fund’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the Chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2009.
SECURITY AND OTHER INTERESTS. As of December 31, 2008, none of the Trustees beneficially owned equity securities in a Fund or in any of the registered investment companies overseen by the Trustee within the Fund Complex. As of the same date, none of the Trustees or officers of the Trust owned in excess of 1% of any class of outstanding shares of a Fund.

COMPENSATION. For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; and (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $2,500 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each Chairman of a committee is paid an additional annual retainer of $1,000. The Trust also reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees.
The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal period ended April 30, 2009.

				Total
	Aggregate	Pension or Retirement	Estimated Annual	Compensation
Name of Independent	Compensation	Benefits Accrued as Part	Benefits upon	from the Trust
Trustee	from the Trust	of the Trust’s Expense	Retirement	Complex
ROBERT J. CHRISTIAN	$15,750	$0	$0	$15,750
IQBAL MANSUR	$16,000	$0	$0	$16,000
DONALD J. PUGLISI*	$14,500	$0	$0	$14,500
CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the investment adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Board of Trustees has adopted the investment adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to the investment adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. The investment adviser will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.
The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
The investment adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise the investment adviser’s independence of judgment and action in voting the proxy in the best interest of a Fund’s shareholders. The investment adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The investment adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Funds are required to file annually their proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the investment adviser at (866) 678-MBIA (or 6242) or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of any of the Funds.
INVESTMENT ADVISORY SERVICES
MBIA Capital Management Corp. (“MBIA-CMC” or the “Adviser”) a registered investment adviser located at 113 King Street, Armonk, New York 10504 serves as the investment adviser to the Funds. The Adviser is a wholly-owned subsidiary of MBIA Asset Management LLC, which in turn is wholly-owned by MBIA Inc., a Connecticut corporation, whose common stock is publicly traded on the New York Stock Exchange under the symbol “MBI.” As of July 31, 2009, MBIA-CMC had approximately $42.8 billion in assets under management.
Several affiliates of the Adviser are also engaged in the investment advisory business. MBIA Municipal Investors Service Corp. is a registered investment adviser serving the short and intermediate investment needs of governmental and institutional investors through pooled investment programs and separate account management. MBIA Investment Management Corp. offers guaranteed investment agreements, flexible repurchase agreements and forward delivery agreements for bond proceeds and other dedicated funds. Both are subsidiaries of MBIA Asset Management, LLC.
Pursuant to an investment advisory agreement between the Trust and the Adviser dated July 26, 2007, the Adviser manages the assets of the Funds (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the

Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.50%, 0.50%, 0.40% and 0.40% of the average daily net assets of the High Yield Fund, Multi-Sector Fund, Core Plus Fund and Municipal Fund, respectively. Each class of shares of the Funds pays its respective pro-rata portion of the advisory fee payable by the Fund. The table below sets forth the advisory fees paid by the Municipal Fund, as well as any fee waiver, for the fiscal period ended April 30, 2008 and the period ended April 29, 2009:

	Period	Fiscal Period
	Ended April 29, 2009[3]	Ended April 30, 2008[1]
Gross Advisory Fee	$98,387	$49,447
Fee Waiver[2]	$(98,387)	$(49,447)
Net Advisory Fee	$0	$0

[1]	The Municipal Fund commenced operations on November 1, 2007.

[2]	The Adviser has contractually agreed to waive a portion of its investment advisory fee and/or reimburse other operating expenses so that total annual operating expenses excluding taxes, (any class specific expenses such as Rule 12b-1 distribution fees, shareholder service or transfer agency fees), interest, extraordinary items and brokerage commissions do not exceed 0.70%, 0.85%, 0.65% and 0.65% for the High Yield Fund, Multi-Sector Fund, Core Plus Fund and Municipal Fund respectively (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. Each Fund will carry forward, for a period not to exceed three (3) years from the year in which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and, subject to Board approval, repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectuses.

[3]	The Municipal Fund liquidated and ceased investment operations on April 29, 2009.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of each Fund, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the Prospectuses and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of personnel of the Adviser performing services for each Fund relating to research, statistical and investment activities are paid by the Adviser.
PORTFOLIO MANAGERS
The management of the Funds is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectuses under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by E. Gerard Berrigan, Robert T. Claiborne, Gautam Khanna, Jason Celente, Clifford D. Corso, James B. DiChiaro, Chris Moros and Jeffrey S. MacDonald who are portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the funds for the fiscal year ended April 30, 2009;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended April 30, 2009; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as of April 30, 2009.
Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by E. Gerard Berrigan, Robert T. Claiborne, Gautam Khanna, Jason Celente, Clifford D. Corso, James B. DiChiaro, Chris Moros and Jeffrey S. MacDonald, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2009.

				Total Assets
	Total		Number of Accounts	Managed subject
	Number of	Total	Managed subject to a	to a Performance
Portfolio Manager/	Accounts	Assets	Performance Based	Based Advisory
Type of Accounts	Managed	(millions)	Advisory Fee	Fee (millions)
E. Gerard Berrigan
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	5	$642.2	0	$0
Robert T. Claiborne
Registered Investment Companies:	1	$89.7	0	$0
Other Pooled Investment Vehicles:	1	$29.9	0	$0
Other Accounts:	0	$0	0	$0
Gautam Khanna
Registered Investment Companies:	1	$89.7	0	$0
Other Pooled Investment Vehicles:	1	$29.9	0	$0
Other Accounts:	0	$0	0	$0
Jason Celente
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	5	$642.2	0	$0

				Total Assets
	Total		Number of Accounts	Managed subject
	Number of	Total	Managed subject to a	to a Performance
Portfolio Manager/	Accounts	Assets	Performance Based	Based Advisory
Type of Accounts	Managed	(millions)	Advisory Fee	Fee (millions)
Clifford D. Corso
Registered Investment Companies:	1	$170.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2	$10,480	0	$0
James B. DiChiaro
Registered Investment Companies:	1	$170.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$3,144	0	$0
Chris Moros
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$5,972	0	$0
Jeffrey S. MacDonald
Registered Investment Companies:	1	$170.5	0	$0
Other Pooled Investment Vehicles:	2	$90.6	0	$0
Other Accounts:	1	$26.9	0	$0
Material Conflicts of Interest. MBIA-CMC provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e., fixed income securities, municipal obligations). These include certain managed accounts which are affiliates of MBIA- CMC. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of a Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provides a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.

Compensation. MBIA-CMC compensates the Funds’ portfolio managers for their management of the Funds. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional’s own self-assessment of his/her work during the year relative to his/her responsibilities and also includes supervisor evaluation. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Additionally, there is a long-term incentive plan in which employees are eligible for participation at the Vice President level and above. Compensation of the Funds’ portfolio managers is not related to a Fund’s performance nor is such compensation based on the value of the assets held by the Funds.
Ownership of Securities (As of April 30, 2009). No portfolio manager beneficially owned equity securities in the Funds.
ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds. PNC Global Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of PNC Financial Services.
The table below sets forth the administration and accounting service fees, as well as any fee waiver, paid by the Municipal Fund to PNC Global Investment Servicing for the fiscal period ended April 30, 2008 and the period ended April 29, 2009:

	Period Ended	Fiscal Period
	April 29, 2009[2]	Ended April 30, 2008[1]
Gross Administration and Accounting Fee	$70,000	$35,000
Fee Waiver	$0	$(11,667)
Net Administration and Accounting Fee	$70,000	$23,333

[1]	The Municipal Fund commenced operations on November 1, 2007.

[2]	The Municipal Fund liquidated and ceased investment operations on April 29, 2009.

ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company (the “Custodian”), which will be renamed PNC Trust Company effective June 7, 2010 and located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Funds’ custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.
TRANSFER AGENT. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of a Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for a Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of a Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with a Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and a Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.
The Funds invest in securities traded in the over-the-counter markets, and each Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with a Fund are prohibited from dealing with a Fund as principal in the purchase and sale of securities. However, affiliated persons of a Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.
Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for a Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
For the fiscal periods ended April 30, 2008 and April 29, 2009, the Municipal Fund paid no brokerage commissions.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of a Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of a Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
In addition to the additional cash payments to financial intermediaries described in the Prospectuses, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of a Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN
PFPC Distributors, Inc. (the “Underwriter”), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to facilitate the sale of shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously. Nicholas M. Marsini, Jr. and Stephen M. Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter.
Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Underwriter receives fees under the Funds’ Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Retail Class shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Funds, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of each Fund’s Institutional Class shares.
The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Funds who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Fund. The Underwriter will be compensated for distribution services according to the Retail Class Rule 12b-1 Plan regardless of the Underwriter’s expenses.
The Retail Class Rule 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.
The Retail Class Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Retail Class shares of each Fund’s average net assets, except with respect to limitations set from time to time by the Board of Trustees.
Under the Retail Class Rule 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Retail Class shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers separate classes of shares of each Fund: Institutional Class shares and Retail Class shares. The shares of each Fund, when issued and paid for in accordance with the Prospectuses, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Retail Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.
The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Retail Shares will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.
The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectuses.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectuses.
PRICING OF SHARES. For the Funds, the NAV per share of each Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by PNC Global Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange is open for business.
In valuing a Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market

System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
Each Fund intends to distribute substantially all of its net investment income, if any. For each of the Multi-Sector Fund and the Municipal Fund, dividends from the Fund’s net investment income are ordinarily declared and paid quarterly to shareholders. For each of the Core Plus Fund and the High Yield Fund, dividends from the Fund’s net investment income are declared daily and paid monthly to shareholders. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it may be subject to federal income tax.
A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.
TAXATION OF THE FUNDS
The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expresses herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) Plan Account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
No Fund has requested nor will a Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder of a Fund’s shares is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular holder of the Fund’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required to be distributed.
QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of such Fund’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) Each Fund distributes each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
As a RIC, each Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for each Fund to qualify as a RIC, as described above, may limit the extent to which each Fund will be able to engage in derivative transactions. As described in the Prospectuses, the MBIA Multi-Sector Inflation Protection Fund may seek to gain exposure to the commodities market through investments in commodity index-linked derivative instruments. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from commodity index-linked swaps is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. This limitation, however, will not protect the Multi-Sector Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. The Multi-Sector Fund may seek a private letter ruling from the IRS providing that income from certain commodity index-linked notes is qualifying income to it. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. Based on a private letter ruling from the IRS, the Multi-Sector Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes. Even if the Multi-Sector Fund requests a private letter ruling from the IRS on this issue, there is no guarantee that the IRS will reach the conclusion sought by the Multi-Sector Fund. Until the Multi-Sector Fund receives the private letter ruling, it intends to account for any investments in commodity index-linked notes in a manner it deems to be appropriate. The IRS, however, might not accept such treatment. If it did not, the status of the Multi-Sector Fund as a RIC might be jeopardized if such instruments are held in it.
If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.
If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.
Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by such Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which the Fund has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by the Fund.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to the Fund’s shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call option written (sold) by a Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the Fund wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that the Fund may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if such Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transaction with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.
SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
MUNICIPAL BONDS. The MBIA Municipal Bond Inflation Protected Fund (the “Municipal Fund”) intends to invest at least 50% of its total assets invested in tax-exempt or municipal bonds at the end of each calendar quarter so that dividends derived from its net interest income on tax-exempt or municipal bonds and so designated by it will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder. A portion of the distributions paid by the Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). Any distributions of net short-term capital gains would be taxed as long-term capital gains. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax-exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” Exempt-interest dividends from private activity bonds may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income from the Municipal Fund may be a tax preference for corporate investors. The American Recovery and Reinvestment Act of 2009 provides that interest from certain private activity bonds issued in 2009 and 2010 will not constitute an item of tax preference for shareholders for purposes of the alternative minimum tax. In addition, interest from governmental bonds and certain private activity bonds issued in 2009 and 2010 will not result in an adjustment for corporate shareholders in determining their alternative minimum tax. Shareholders are urged and advised to consult their own tax advisors regarding the consequences, if any, that distributions from the Fund will have on their potential alternative minimum tax computation.
The tax-exempt portion of the dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Municipal Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Municipal Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.
Shareholders of the Municipal Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Municipal Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.
PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by the Fund or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of the PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute an amount equal to the income included to satisfy the minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, such Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by the Fund or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See “Tax-Exempt Shareholders.”
DISTRIBUTIONS. Except for exempt-interest dividends paid by the Municipal Fund, distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. With respect to distributions from the Municipal Fund, since certain of such Fund’s expenses attributable to earning tax-exempt income do not reduce its current earnings and profits, it is possible that distributions, if any, in excess of such Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of its remaining earnings and profits (i.e., the amount of such expenses).

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders in taxable years beginning before January 1, 2011. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States) of the non-U.S. shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund due to such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS
The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal period ended April 30, 2008 (the “Annual Report”) and the unaudited financial statements and notes thereto in the Funds’ Semi-Annual Report to Shareholders for the six months ended October 31, 2008 (the “Semi-Annual Report”) are incorporated by reference into this SAI. The 2008 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. Copies of the Annual Report and Semi-Annual Report may be obtained at no charge by calling the Funds at (866) 678-MBIA (or 6242).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.

“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) – This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“D” (Default) – This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” – Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
“C” – Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”

Specific limitations relevant to the corporate obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.

Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.

Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months – such as a lengthy regulatory approval process – would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period – for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B
PROXY VOTING POLICY
MBIA CAPITAL MANAGEMENT CORP.
Introduction
This Proxy Voting Policy (“Policy”) for MBIA Capital Management Corp. (“MBIA-CMC”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.
Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.
Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.
Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.
Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director

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or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.
This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.
The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where MBIA may exercise voting authority on behalf of clients.
Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:
A. Social Issues,
B. Financial/Corporate Issues, and
C. Shareholder Rights.
Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

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SECTION I
ROUTINE MATTERS
Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:
1.	They do not measurably change the structure, management control, or operation of the corporation.
2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.
Voting Recommendation
MBIA-CMC will normally support the following routine proposals:
1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

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SECTION II
NON-ROUTINE PROPOSALS
A. Social Issues
Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.
Voting Recommendation
If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:
1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based -on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

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B. Financial/Corporate Issues
     Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.
Voting Recommendation
We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:
1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.
C. Shareholder Rights
Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.
We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.
Voting Recommendation
We will generally vote for the following management proposals:
1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 70% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

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5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).
We will generally vote against the following management proposals:
1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.
We will generally vote for the following shareholder proposals:
1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

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4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.
We will generally vote against the following shareholder proposals:
1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend .board meetings.

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SECTION III
VOTING PROCESS
MBIA-CMC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. Where MBIA-CMC is serving as investment adviser or sub-adviser for a registered investment company (the “Fund”), the Proxy Voting Portfolio Manager will be a portfolio manager for the Fund. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of MBIA-CMC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.
Determinations with respect to proxy votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

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Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

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LATEEF FUND

of
FundVantage Trust

Class A Shares (LIMAX)
Class C Shares (LIMCX)
Class I Shares (LIMIX)

PROSPECTUS

September 1, 2009

This prospectus gives vital information about the Lateef Fund (the “Fund”), including information on investment policies, risks and fees. The Fund is a separate series of FundVantage Trust (the “Trust”) and is advised by Lateef Investment Management, L.P. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

A look at the goals, strategies, risks and expenses of	Fund Description	1
the Fund	Investment Objective	1
	Principal Investment Strategies	1
	Principal Risks	1
	Investor Profile	2
	Performance Information	2
	Fees and Expenses	3
	Expense Example	4
	Financial Highlights	5

	Additional Information on Investment Strategies and Risks	6
	Principal Investment Strategies	6
	Principal Risk Information	6

Details on the management and operations of the	Management of the Fund	8
Fund	Investment Adviser	8
	Portfolio Managers	8
	Service Providers	9

Policies and instructions for opening, maintaining	Shareholder Information	10
and closing an account in the Fund	Pricing of Shares	10
	Purchase of Shares	10
	To Open an Account	14
	To Add To an Account	15
	Redemption of Shares	17
	To Redeem From Your Account	18
	Transaction Policies	19
	Shareholder Services	20
	Distributions	21
	Taxes	21

	For More Information	Back Cover

FUND DESCRIPTION

INVESTMENT OBJECTIVE

The Lateef Fund (the “Fund”), a non-diversified fund, seeks to provide principal preservation and, secondarily, long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in the common stocks of approximately 15 to 25 mid- and large-cap companies (market capitalizations greater than $1 billion) with, in the investment adviser’s opinion, a sustainable competitive advantage. In addition, the Fund may from time to time purchase a common stock that does not meet this criteria if, in the investment adviser’s opinion, the stock represents a particularly attractive investment opportunity.

The investment adviser uses an intensive fundamental due diligence research process to attempt to identify companies whose management teams have, in the view of the investment adviser, high integrity and generate a consistent and sustainable high return on capital. The companies in which the Fund invests generally have, in the opinion of the investment adviser, a sustainable competitive advantage within an industry with high barriers to entry. Additionally, the companies in which the Fund invests will, in the opinion of the investment adviser, possess high margins, strong cash flow, zero to moderate debt and trade at a price below intrinsic value.

Consistent with the primary objective of preserving principal, the investment adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. The investment adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The investment adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The investment adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not invest 25% or more of its net assets in one or more industries, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market.

The Fund usually sells a security if, in the view of the investment adviser:

•	the aggregate weight of the security is in excess of 15% of the Fund’s assets;

•	the security is deemed to be overvalued;

•	the security has deteriorating fundamentals;

•	a more attractive investment opportunity exists; or

•	additional information or subsequent review or analysis changes the investment adviser’s assessment of a security.

PRINCIPAL RISKS

The Fund is subject to the risks summarized below, which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s net asset value, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The common stocks in which the Fund will invest are subject to liquidity risk, management risk, market risk, mid-cap stock risk, opportunity risk and valuation risk.

•	Since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified mutual fund, an investment in the Fund could fluctuate in value more than an investment in a diversified mutual fund.

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•	Investing significant assets in securities of issuers in one or more sectors of the economy or stock market could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	The performance of the Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

INVESTOR PROFILE

Investment in the Fund may be suitable for long-term investors who seek stability of principal more than growth of capital.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in Class A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Russell 3000 Index, broad measures of market performance. Class A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund’s Class A Shares and a maximum front-end sales charge of 5.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURN

Calendar Year-to-Date Total Return as of June 30, 2009: 5.81%

Best Quarter	Worst Quarter

-0.24%	-19.45%
(September 30, 2008)	(December 31, 2008)

Lateef Fund – Class A Shares		Since Inception
Average Annual Total Returns as of December 31, 2008[1]	1 Year	(September 5, 2007)

Class A Shares Return Before Taxes	-38.04%	-28.94%
Class A Shares Return After Taxes on Distributions[2]	-38.04%	-28.95%
Class A Shares Return After Taxes on Distributions and Sale of Shares[2]	-24.73%	-24.39%
Class C Shares Return Before Taxes	-35.38%	-26.79%
Class I Shares Return Before Taxes	-34.50%	-25.83%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)[3]	-37.00%	-29.33%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)[4]	-37.31%	-29.68%

[1]	Average annual total returns for Class A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 5.00%.

[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares; after-tax returns for Class C and Class I Shares will vary. The “Class A Shares

2

Return After Taxes on Distributions and Sale of Shares” is higher than the “Class A Shares Return Before Taxes” and/or the “Class A Shares Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

[3]	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

[4]	The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. The information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A, Class C and Class I shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on Purchases
(as a percentage of offering price)	5.00%[1]	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%[2]	None	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)[3]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees[4]	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%[5]	None
Other Expenses	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses[6]	2.07%	2.82%	1.82%
Fee Reductions[6]	(0.25%)	(0.25%)	(0.25%)

Net Expenses[6]	1.82%	2.57%	1.57%

[1]	Reduced for purchases of $25,000 and over. See “Purchase of Shares – Class A Shares – Front-End Sales Charge” for more information.

[2]	A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares in certain circumstances where (i) Class A shares of $1 million or more were purchased without an initial sales charge and (ii) PFPC Distributors, Inc. (the “Underwriter”) paid a commission to the selling broker-dealer for such sale. This CDSC may apply to investors who buy $1 million or more of Class A shares and redeem all or a portion of the shares within eighteen months of purchase, with certain limited exceptions. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Underwriter did not pay a commission to the selling broker-dealer.

[3]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 30 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is also intended to discourage short-term trading of the Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the Fund’s transfer agent charges a transaction fee of $10.00. Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[4]	The management fee is reduced to 0.95% of the average daily net assets of $500 million or more but less than $1 billion, and 0.90% of the average daily net assets of $1 billion and over.

[5]	The distribution fees for Class C shares is comprised of a Rule 12b-1 fee of 0.75% and a shareholder servicing fee of 0.25%.

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[6]	The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by the lesser of (i) 0.25% of average daily net assets (25 basis points), or (ii) an amount necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed, 1.25% of average daily net assets (125 basis points) (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund’s Class A and Class C Shares and $1,000,000 (investment minimum) in Class I Shares over the various periods indicated. The Example assumes that:

•	with respect to Class A, the maximum sales charge is imposed;

•	the return is 5% each year;

•	you reinvested all dividends and other distributions without the imposition of any sales charge;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 year		3 years	5 years	10 years

Class A	$676	[1]	$1,093	$1,536	$2,761
Class C	$280		$850	$1,467	$3,129
Class I	$15,969		$54,825	$96,190	$211,678

[1]	A CDSC of 1.00% may be imposed on redemptions of Class A Shares in certain circumstances where (i) Class A shares of $1 million or more were purchased without an initial sales charge and (ii) the Underwriter paid a commission to the selling broker-dealer for such sale. This CDSC may apply to investors who buy $1 million or more of Class A shares and redeem all or a portion of the shares within eighteen months of purchase, with certain limited exceptions. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Underwriter did not pay a commission to the selling broker-dealer.

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class I, A, and C shares. The Fund’s fiscal year runs from May 1 to April 30. Certain information in the table reflects the financial results of a single Fund share. The total returns in the table represent the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered accounting firm, whose report, along with this information, appears in the Fund’s 2009 Annual Report. The Fund’s 2009 Annual Report is incorporated by reference into the Fund’s Statement of Additional Information (“SAI”). To request the Fund’s 2009 Annual Report, please call (866) 499-2151 or visit the website www.lateef.com.

				For the Period
	For the Year Ended			September 6, 2007*
	April 30, 2009			to April 30, 2008
	Class I	Class A	Class C	Class I	Class A	Class C

Per Share Operating Performance
Net asset value, beginning of period	$9.37	$9.36	$9.31	$10.00	$10.00	$10.00
Net investment loss	(0.06)[1]	(0.08)[1]	(0.13)[1]	— **	(0.01)	(0.06)

Net realized and unrealized loss on investments	(2.37)[1]	(2.37)[1]	(2.37)[1]	(0.62)	(0.63)	(0.63)

Net decrease in net assets resulting from operations	(2.43)	(2.45)	(2.50)	(0.62)	(0.64)	(0.69)

Dividends to shareholders from:
Tax return of capital	—	—	—	(0.01)	— **	— **

Net asset value, end of period	$6.94	$6.91	$6.81	$9.37	$9.36	$9.31

Total investment return[2]	(25.93)%	(26.18)%	(26.85)%	(6.23)%[3]	(6.37)%[3]	(6.90)%[3]
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$21,508	$34,955	$18,042	$26,556	$46,944	$27,167
Ratio of expenses to average net assets	1.81%	2.06%	2.81%	1.80%[4]	2.05%[4]	2.80%[4]
Ratio of net investment income to average net assets	(0.77)%	(1.02)%	(1.77)%	0.00%[4]	(0.23)%[4]	(0.98)%[4]
Portfolio turnover rate	51.89%	51.89%	51.89%	16.00%[3]	16.00%[3]	16.00%[3]

*	Commencement of operations.

**	Amount is less than $0.01 per share.

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

[3]	Not annualized.

[4]	Annualized.

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ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The investment adviser uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal first and capital appreciation second. The investment adviser identifies mid- and large-cap companies that it believes have a sustainable competitive advantage. The investment adviser then evaluates the resulting universe of companies for those that generally exhibit the following characteristics:

•	a proven track record of financial success

•	a consistent and sustainable high return on capital

•	high margins, strong cash flow and zero to moderate debt

•	high barrier to entry

•	a stable growth business with opportunity for continued growth

•	customer focused

•	recurring revenues

The investment adviser then assesses the management teams of the companies that meet the criteria detailed above. The investment adviser favors management teams that, in its estimation, are owner-oriented (minimal dilution from stock options, repurchases stock opportunistically and empowers its employees), respected, candid, accessible and communicative.

Consistent with the primary objective of preserving capital, the investment adviser intends to select investments that, in its opinion, have low downside risk and high upside potential. The investment adviser intends to purchase securities that trade at a discount to their calculated intrinsic value, thus providing a margin of safety to the investment. The investment adviser believes the intrinsic value of a business is determined by the future cash flows the business generates. These cash flows are a function of the returns on invested capital and growth the company achieves. The intrinsic value is estimated utilizing a number of methodologies, including discounted cash flow analysis, cash flow yield and valuation multiples. The investment adviser reviews the market price of the companies of interest versus their estimate of intrinsic value to determine which companies are attractively priced.

Other Investment Strategies and Policies

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the investment adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements and derivative instruments (including options contracts).

The Fund may invest in fixed income securities as well as securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund may also hedge overall portfolio exposure through the purchase and sale of index and individual put and call options.

The investments and strategies discussed above are those that the investment adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The investment adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (866) 499-2151. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

PRINCIPAL RISK INFORMATION

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Management Risk: As with any managed fund, the Fund’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

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•	Mid-Cap Stock Risk: The value of mid-cap stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Sector Risk: The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

•	Non-Diversification Risk: The risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

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MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. As of July 31, 2009, Lateef had approximately $2.89 billion in assets under management. Lateef, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. For the fiscal year ended April 30, 2009, Lateef received an aggregate investment advisory fee as a percentage of average net assets of 1.00%.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between Lateef and the Trust, on behalf of the Lateef Fund is available in the Fund’s annual report to shareholders for the fiscal year ended April 30, 2009.

PORTFOLIO MANAGERS

Khateeb Lateef, CFA, founded Lateef in 1974. Prior to forming Lateef, he was a General Partner at Hambrecht & Quist as Research Director since 1970. In 1964, Mr. Lateef joined Glore Forgan, Wm. R. Staats, Inc., which later merged with E.I. du Pont. At the time of the merger, Mr. Lateef was Vice President and voting stockholder in charge of West Coast research. In 1959, he joined the Trust Investment Department of Bank of America as a securities analyst. Mr. Lateef is a Chartered Financial Analyst. He received his B.S. degree from Fordham University.

Scott Chapman, CFA, joined Lateef in March 2002 as a Senior Portfolio Manager and became an owner in January 2003. Previous positions included Senior Portfolio Manager, Director of Large-Cap Growth Strategy and Research Director (from December 1998 to November 2001) at Dreyfus Founders Asset Management and Senior Portfolio Manager and Director of Growth Strategy (from September 1991 to December 1998) at HighMark Capital Management. Mr. Chapman is a Chartered Financial Analyst. He received his B.S. degree from Santa Clara University and his MBA Finance from Golden Gate University.

James Tarkenton, CFA, joined Lateef in June 2008 as a Portfolio Manager. Previous positions include Managing Member and Portfolio Manager at RBO & Co, LLC from January 2006 until June 2008, Vice President and Senior Research Analyst at Oak Value Capital Management from December 1998 until December 2005, and Senior Research Associate at Cambridge Associates from June 1996 until December 1998. Mr. Tarkenton received a B.S. in Finance from Virginia Commonwealth University and his MBA with honors from the University of North Carolina at Chapel Hill.

Quoc Tran, joined Lateef in November 2005 as a Senior Portfolio Manager and became an owner in January 2007. He started in the investment industry in 1996 as an analyst at Kemper Investments in Chicago. While at Kemper, Mr. Tran co-launched Kemper’s aggressive growth fund, where he served as the dedicated analyst for the fund. Mr. Tran then spent five years at Goldman Sachs and Co. as an institutional sales professional and left Goldman as Vice President & Director in the Equities Division. In 2002, Mr. Tran joined Wallace R. Weitz & Co. in Omaha, NE. At Weitz, Mr. Tran served as Head of Private Client Services, Portfolio Manager, and Research Analyst. At Weitz & Co., Mr. Tran served as Portfolio Manager to over two dozen institutional and high net worth families accounts. Mr. Tran earned his MBA in Finance and Competitive Strategy at the University of Chicago where he was also a University of Chicago Business Fellow. Mr. Tran earned his BA at Bates College in Lewiston, Maine.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

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SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

**	PFPC Trust Company will be renamed PNC Trust Company effective June 7, 2010.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”). The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares, Class C shares and Class I shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares and Class C shares are for individuals, corporate investors and retirement plans. Class I shares are only available to corporations or other institutions such as trusts, foundations or broker-

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dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class C	Class I

Initial sales charge of 5.00% or less	No initial sales charge	No initial sales charge

Deferred sales charge may apply[1]	No deferred sales charge	No deferred sales charge

Lower annual expenses than Class C shares due to lower distribution fees; Higher annual expenses than Class I shares	Higher annual expenses than Class A and Class I shares due to higher distribution fees	Lower annual expenses than Class A and Class C shares due to no distribution fee

[1]	A 1.00% CDSC may apply for investments of $1 million or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Underwriter did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by the Underwriter. You can purchase Class A shares, Class C shares or Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. Listed below are the minimum investment amounts for Class A, Class C and Class I shares. The Fund reserves the right to waive the minimum initial investment requirement for any investor.

Purchase Amounts	Class A	Class C	Class I

Minimum initial investment:	$5,000	$5,000	$1,000,000
Minimum additional investments:	$250	$250	None
Automatic Investment Plan initial investment:	$1,000	$1,000	Not Available
Automatic Investment Plan monthly minimum:	$150	$150	Not Available

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

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Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession as a
	Percentage of	Percentage of Net	Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price

Less than $25,000	5.00%	5.26%	4.75%

$25,000 but less than $50,000	4.50%	4.71%	4.25%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.50%	3.63%	3.25%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1 million	1.50%	1.52%	1.25%

$1,000,000 or more	0.00%	0.00%	0.00%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. The Underwriter may pay selected dealers a commission on purchases of $1 million or more. The CDSC will only apply to those purchases of Class A shares of $1 million or more where the Underwriter paid this commission to the selling broker-dealer. If the Underwriter pays such a commission, the CDSC will be retained by the Underwriter as reimbursement for its previous commission payments.

Contingent Deferred Sales Charge (“CDSC”)

You may be subject to a CDSC if you sell Class A shares. If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within eighteen months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. The CDSC will not apply to purchases of Class A shares where a commission was not paid by the Underwriter. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the net asset value at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or PNC Global Investment Servicing, as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee),

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either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or PNC Global Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PNC Global Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or PNC Global Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund’s website at www.lateef.com or consult your broker or financial intermediary. The website provides links to information on sales charges, free of charge and in a clear and prominent format.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS C SHARES

Sales of the Fund’s Class C shares are not subject to a front-end sales charge or a contingent deferred sales charge. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares or Class I shares, Class C shares have higher expenses than Class A shares or Class I shares.

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Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of the Fund’s Class C shares. This fee is broken down into a Rule 12b-1 distribution fee of 0.75% of average daily net assets and a shareholder service fee of 0.25% of average daily net assets.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to PNC Global Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $5,000 with respect to Class A shares or Class C shares and at least $1,000,000 with respect to Class I shares. Mail the application and your check to:

Regular mail: Lateef Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Lateef Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of additional due diligence. Please contact the Fund at (866) 499-2151 for more information.

By Wire

To make a same-day wire investment, call toll-free (866) 499-2151 before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $5,000 with respect to Class A shares or Class C shares and at least $1,000,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account- By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Lateef Fund and Share Class:
FBO: Shareholder name and account number

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TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $250 for Class A or Class C shares. Mail the slip and your check to:

Regular mail: Lateef Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail: Lateef Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

By Wire

Call toll-free (866) 499-2151. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account – By Wire.” Your bank may charge a wire fee. Please make sure your wire is for at least $250 for Class A or Class C shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A and Class C shares with a $1,000 initial purchase and a $150 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (866) 499-2151 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $150. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (866) 499-2151.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class C shares and Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.00%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

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It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares or Class C shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

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Reinvestment Privilege for Class A Shares

For a period of 60 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity.

Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

While the Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, PNC Global Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

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The 2.00% redemption fee will not be charged on the following transactions:

1.	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended and nonqualified plans);

2.	Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3.	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

6.	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail: Lateef Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: Lateef Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (866) 499-2151

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (866) 499-2151. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss

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or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PNC Global Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (866) 499-2151 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 30 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

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Account Minimum

You must keep at least $500 worth of shares in your Class A or Class C account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $500 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $1,000,000.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (866) 499-2151 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (866) 499-2151.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (866) 499-2151.

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A and Class C shares reflecting transactions made during the quarter;

•	monthly account statements for Class I shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, which will be mailed each year by the IRS deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

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The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 499-2151 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund’s SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

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LATEEF FUND
of
FundVantage Trust

(866) 499-2151

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (866) 499-2151 or on the Fund’s website at www.lateef.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (866) 499-2151 or on the Fund’s website at www.lateef.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Lateef Fund
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(866) 499-2151
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

LATEEF FUND
OF
FUNDVANTAGE TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2009
This Statement of Additional Information (“SAI”) provides information about the Lateef Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated September 1, 2009, as amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Trust at (866) 499-2151 or on the Fund’s website at www.lateef.com.

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund is further divided into Class A, Class C and Class I Shares.
The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As a non-diversified fund, the Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The IRC test applies at the end of each fiscal quarter and generally requires that at least 50% of the value of the Fund’s total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolio of the Fund, which may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies.
INVESTMENT POLICIES
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

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Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and

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six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.
The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.
COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.
CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.
CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities).
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither

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highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
DERIVATIVE INSTRUMENTS. In pursuing its objective, the Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities and securities indexes, for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategy. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.
Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, is not subject to registration or regulation as such under the CEA. The investment adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain

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or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting

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purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment objective. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices

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and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.
The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.
ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable. These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.
There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain

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trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
Although the investment adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.
The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Funds must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.
MONEY MARKET FUNDS. The Fund may invest in money market mutual funds, within the limits prescribed by the 1940 Act. (See “Investment Company Securities and Exchange Traded Funds” above.)
PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

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REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.
SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.
SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

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To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
WARRANTS TO PURCHASE SECURITIES. The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would

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permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that the Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such amounts (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its RIC Status. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund. See “Taxation of the Fund.”
TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.

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The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to their schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After any Fund holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.
The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the investment adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the investment adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
Before any non-public disclosure of information about the Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.
The Fund may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Fund’s, or an investment adviser’s, employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund’s portfolio holding information without specific authorization. The Fund’s investment adviser and service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.
As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

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Under no circumstances may the Fund or the investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or the Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing one. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:
     1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
     2. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);
     3. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
     4. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
     5. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
     6. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;
     7. Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
     8. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

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     9. Purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or PFPC Distributors, Inc., the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

				Number of
				Funds in
			Principal	Fund	Other
	Position(s)	Term of Office	Occupation(s)	Complex	Directorships
Name and	Held with	and Length of	During Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee and officer since 2006.	Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to Present; Director of PFPC Distributors, Inc.	10	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of PNC Global Investment Servicing from March 2008 to present; President, PNC Global Investment Servicing 2003 to 2008.	10	None

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				Number of
				Funds in
			Principal	Fund	Other
	Position(s)	Term of Office	Occupation(s)	Complex	Directorships
Name and	Held with	and Length of	During Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	10	WT Mutual Fund (15 portfolios); Optimum Fund Trust (6 portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	10	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	10	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC

1	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Wynne is an “interested Trustee” of the Trust because he owns shares of the PNC Financial Services Group, Inc. (“PNC Financial Services”), of which the Underwriter is an indirect, wholly-owned subsidiary. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of PNC Financial Services or one or more subsidiaries of PNC Financial Services which may be deemed to control, be controlled by or under common control with the Underwriter.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Fund’s investment

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adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.
EXECUTIVE OFFICERS

	Position(s)	Term of Office and	Principal Occupation(s) During
Name and	Held with	Length of Time	Past
Date of Birth	Trust	Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of PNC Global Investment Servicing (U.S.) Inc. since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. and predecessor firms since 1995.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.

DAVID C. LEBISKY Date of Birth: 5/72	Secretary	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. since January 2002.
RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund’s financial operations and performance, oversee the activities and legal compliance of the Fund’s investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the Chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times a year. The Audit Committee met twice during the fiscal year ended April 30, 2009.
NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2009.

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The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 5% of the Fund’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the Chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2009.
SECURITY AND OTHER INTERESTS. As of December 31, 2008, none of the Trustees beneficially owned equity securities in the Fund and in all registered investment companies overseen by the Trustee within the Fund Complex.
COMPENSATION. For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; and (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $2,500 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each Chairman of a committee is paid an additional annual retainer of $1,000. The Trust also reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees.
The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal year ended April 30, 2009.

				Total
	Aggregate	Pension or Retirement	Estimated Annual	Compensation
Name of Independent	Compensation	Benefits Accrued as Part	Benefits upon	from the Trust
Trustee	from the Trust	of the Trust’s Expenses	Retirement	Complex
ROBERT J. CHRISTIAN	$15,750	$0	$0	$15,750
IQBAL MANSUR	$16,000	$0	$0	$16,000
DONALD J. PUGLISI	$14,500	$0	$0	$14,500

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CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Trust, the investment adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the investment adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.
On an annual basis, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Board of Trustees has adopted the investment adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the investment adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The investment adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.
The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
The investment adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the investment adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The investment adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The investment adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the Fund at (866) 499-2151 or on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of August 6, 2009, the only persons known by the Fund to own of record beneficially 5% or more of the outstanding shares of

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any class of the Fund are provided below. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1.00% of any class of outstanding shares of the Fund.
Class A Shares

Name and Address of	Number of Shares Held	Percentage
Owner	of Record or Beneficially	of Class A Shares Owned

Merrill Lynch Pierce Fenner	304,043.207	5.97%
& Smith, Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246
Class I Shares

Name and Address of	Number of Shares Held	Percentage
Owner	of Record or Beneficially	of Class I Shares Owned

Merrill Lynch Pierce Fenner	1,061,110.557	22.82%
& Smith, Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246

Charles Schwab & Co., Inc.	503,839.582	10.84%
Special Custody A/C FBO Customers 101 Montgomery Street San Francisco, CA 94104

HUBCO	253,259.273	5.45%
Regions Financial Corp. Cash All Account P.O. Box 830688 Birmingham, AL 35283
INVESTMENT ADVISORY SERVICES
Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. As of July 31, 2009, Lateef had approximately $2.89 billion in assets under management. As of December 31, 2008, Rosemont Capital Management, LLC owned a minority stake (less than 15%) in Lateef.
Pursuant to an investment advisory agreement between the Trust and the Adviser dated August 31, 2007, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the Adviser on 60

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days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 1.00% of the average daily net assets of the Fund up to $500 million, 0.95% on assets of $500 million or more but less than $1 billion and 0.90% on assets of $1 billion and over. Each class of shares of the Fund bears its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by the lesser of (i) 0.25% of average daily net assets (25 basis points), or (ii) an amount necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed, 1.25% of average daily net assets (125 basis points) (the “Expense Limitation”). For purposes of illustration: (a) in the event the Fund’s total operating expenses are 150 basis points or greater, the Adviser will waive or reduce its annual compensation by 25 basis points; (b) in the event the Fund’s total operating expenses are greater than 125 basis points but less than 150 basis points, the Adviser will waive or reduce its annual compensation so that net operating expenses are equal to 125 basis points; and (c) in the event the Fund’s total operating expenses are 125 basis points or less, the Adviser will have no obligation to waive or reduce its annual compensation under the terms of this Agreement. The Expense Limitation will remain in place until August 31, 2010, unless the Board of Trustees approves its earlier termination. For the fiscal year ended April 30, 2009 and for the fiscal period September 6, 2007 (commencement of operations) through April 30, 2008, Lateef was paid an advisory fee of $810,217 and $489,082, respectively.
Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.
Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; (iii) preparing quarterly 12b-1 reports to the Board of Trustees of the Trust; and (iv) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Fund’s advertising and sales literature.
The front-end sales load reallowed to dealers as a percentage of the offering price of the Fund’s Class A shares is described in the Prospectus.

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PORTFOLIO MANAGERS
The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:
(i)	“Other Accounts Managed.” Other accounts managed by Messrs. Lateef, Chapman, Tarkenton and Tran, who are the portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund for the fiscal year ended April 30, 2009;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts for the fiscal year ended April 30, 2009; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of April 30, 2009.
Other Accounts Managed. As of April 30, 2009, each of the portfolio managers jointly manage the following accounts:

				Total Assets
			Number of Accounts	Managed subject to
	Total Number		Managed subject to a	a Performance
	of Accounts	Total Assets	Performance Based	Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Other Registered
Investment Companies:	0	$0	None	None
Other Pooled Investment
Vehicles:	0	$0	None	None
Other Accounts:	2,304	$2,734	None	None
Material Conflicts of Interest. Lateef provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.
Compensation. Lateef compensates the Fund’s portfolio managers for their management of the Fund. The four portfolio managers are owners of Lateef and are compensated with a base salary plus a year-end distribution of Lateef’s net profits determined by each owner’s interest in Lateef. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of a Fund’s portfolio managers is not related to the Fund’s performance.

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Ownership of Shares of the Fund. As of April 30, 2009, Lateef Capital Partners LLC, of which Mr. Lateef is an owner, beneficially owned $1 to $10,000 of equity securities in the Fund. As of the same date, each of Messrs. Chapman and Tran beneficially owned $10,001 to $50,000 of equity securities in the Fund.
ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. PNC Global Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of PNC Financial Services.
The table below sets forth the administration and accounting service fees, as well as any fee waiver, paid by the Fund to PNC Global Investment Servicing for the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009:

	Fiscal Year	Fiscal Period
	Ended April 30, 2009	Ended April 30, 2008[1]
Administration and Accounting Fee	$70,702	$46,872

[1]	The Fund commenced operations on September 6, 2007.
ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company (the “Custodian”), which will be renamed PNC Trust Company effective June 7, 2010 and located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.
TRANSFER AGENT. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

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BROKERAGE ALLOCATION AND OTHER PRACTICES
Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.
The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.
Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009:

	Fiscal Year	Fiscal Period
	Ended April 30, 2009	Ended April 30, 2008[1]
Brokerage Commissions Paid by the Fund	$145,681	$68,690

[1]	The Fund commenced operations on September 6, 2007.

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For the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009, the Fund did not pay any brokerage commissions to an affiliate of the Trust.
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN
PFPC Distributors, Inc. (the “Underwriter”), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously. Nicholas M. Marsini, Jr. and Stephen M. Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter and may be deemed to have a direct or indirect financial interest in the operation of the Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).
Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Underwriter receives fees under the 12b-1 Plan, the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A and Class C Shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Class I Shares. The Trustees of the Trust have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Class A and Class C Shares.
The Underwriter was paid the following aggregate commissions on sales of Class A Shares and Class C Shares of the Fund during the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009:

	Fiscal Year	Fiscal Period
	Ended April 30, 2009	Ended April 30, 2008[1]
Class A Shares	$31	$10,425
Class C Shares	$0	$0

[1]	The Fund commenced operations on September 6, 2007.

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The Underwriter retained the following commissions on sales of Class A Shares and Class C Shares of the Fund during the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009:

	Fiscal Year	Fiscal Period
	Ended April 30, 2009	Ended April 30, 2008[1]
Class A Shares	$18,374	$95,173
Class C Shares	$0	$0

[1]	The Fund commenced operations on September 6, 2007.
The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any 12b-1 Plan of the Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Fund) on 60 days’ written notice to the Underwriter; or (ii) by the Underwriter on 60 days’ written notice to the Fund. The Underwriter will be compensated for distribution services according to the 12b-1 Plan regardless of the Underwriter’s expenses. If such compensation exceeds the Underwriter’s expenses, the Underwriter may realize a profit from these arrangements.
The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.
The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the Class A and Class C Shares of the Fund’s average net assets, except with respect to limitations set from time to time by the Board of Trustees.
Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Class A and Class C Shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.
The following table sets forth the distribution fees paid by the Fund to the Underwriter for the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009:

	Fiscal Year	Fiscal Period
	Ended April 30, 2009	Ended April 30, 2008[1]
Rule 12b-1 Distribution Fees
Class A	$91,682	$59,975
Class C	$161,215	$92,677

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[1]	The Fund commenced operations on September 6, 2007.
The following table sets forth the service fees paid by the Fund to the Underwriter for the fiscal period ended April 30, 2008 and the fiscal year ended April 30, 2009:

	Fiscal Year	Fiscal Period
	Ended April 30, 2009	Ended April 30, 2008[1]
Rule 12b-1 Shareholder
Service Fees
Class C	$53,738	$34,711

[1]	The Fund commenced operations on September 6, 2007.
During the fiscal year ended April 30, 2009, the Underwriter incurred the following expenses in connection with distribution under the 12b-1 Plan:

Printing and
		Mailing of				Interest,
		Prospectuses to				Carrying or
		other Than	Compensation	Compensation	Compensation	other
		Current	to	to Broker-	to Sales	Financing
	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges
Class A	$0	$0	$0	$88,475	$0	$0
Class C	$0	$0	$0	$215,153	$0	$0
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers separate classes of shares of the Fund: Class A, Class C and Class I Shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A and Class C Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to their respective 12b-1 Plan pursuant to which the distribution fee may be paid.
The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A and Class C Shares will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.
The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

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REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by PNC Global Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.
In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to the market close. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.
A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.
TAXATION OF THE FUND
The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) Plan Account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither

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a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the IRC and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. For federal tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) the Fund derives at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversifies its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of the Fund’s assets is comprised of cash, cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in

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investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, while the Fund does not intend to invest in such securities, if it does, it intends to account for such transactions, in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized if such instruments are held in the Fund.
If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains in excess of its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income

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taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.
If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though the Fund will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID, which could affect the character and timing of recognition of income. Inflation-indexed bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund documents, through borrowing the amounts required. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated taxable business income.
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which the Fund has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by the Fund.

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The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to the Fund’s shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call option written (sold) by the Fund expires it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the Fund wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.
In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that the Fund may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its

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character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transaction with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.
SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by the Fund or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of the PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute an amount equal to the income included to satisfy the minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

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FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by the Fund or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders. See “Tax-Exempt Shareholders.”
DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

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For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time their shares of the Fund have been held by the shareholder of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by the Fund in taxable years beginning before January 1, 2011. A distribution from the Fund is treated as qualified dividend income and therefore eligible for the 15% rate to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an

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applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States) of the non-U.S. shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.
TAX-EXEMPT SHAREHOLDERS. A tax exempt shareholder could realize UBTI by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.

36

TAX SHELTER REPORTING REGULATIONS. Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder’s shares and to possible effects of changes in federal or other tax laws.
FINANCIAL STATEMENTS
The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended April 30, 2009 (the “Annual Report”) are incorporated by reference into this SAI. The 2009 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Trust at (866) 499-2151 or on the Fund’s website at www.lateef.com.

37

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-1

S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-2

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) — This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“D” (Default) — This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.
Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:

A-3

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-4

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-5

Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:
“AAA” — Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” — Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” — Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
“C” — Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
Specific limitations relevant to the corporate obligation rating scale include:
•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.

A-6

Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.
•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.
Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend

A-7

to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months — such as a lengthy regulatory approval process — would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period — for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

A-8

“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

A-9

APPENDIX B
PROXY VOTING POLICY
The Adviser has adopted the RiskMetrics Group 2009 Proxy Guidelines for voting proxies relating to the portfolio securities held by the Fund. A summary of the Proxy Guidelines are provided below. The Adviser considers each proxy it receives and votes such proxy, on a case by case basis, based on what the Adviser believes is in the best interests of the Fund and its shareholders. To the extent the Adviser does not vote in accordance with the Proxy Guidelines, the Adviser will document the rationale for its voting decision.

B-1

Appendix B

2009 U.S. Proxy Voting Guidelines
Concise Summary
January 15, 2009

Copyright © 2007 by RiskMetrics Group.
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B-2

U.S. Proxy Voting Guidelines Concise Summary
Effective for Meetings on or after Feb. 1, 2008
Updated January 15, 2009
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
• An auditor has a financial interest in or association with the company, and is therefore not independent;
• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
• Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
• Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
• Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
• The tenure of the audit firm;
• The length of rotation specified in the proposal;
• Any significant audit-related issues at the company;
• The number of Audit Committee meetings held each year;
• The number of financial experts serving on the committee; and
• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:
• Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
- Degree to which absences were due to an unavoidable conflict;
- Pattern of absenteeism; and
- Other extraordinary circumstances underlying the director’s absence;
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
• The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
• The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

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• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
• The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;
• The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
• The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;
• The company receives an adverse opinion on the company’s financial statements from its auditor; or
• There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
• The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice

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chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
- serves as liaison between the chairman and the independent directors;
- approves information sent to the board;
- approves meeting agendas for the board;
- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
- has the authority to call meetings of the independent directors;
- if requested by major shareholders, ensures that he is available for consultation and direct communication;
• Two-thirds independent board;
• All independent key committees;
• Established governance guidelines;
• A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
• The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
- Egregious compensation practices;
- Multiple related-party transactions or other issues putting director independence at risk;
- Corporate and/or management scandals;
- Excessive problematic corporate governance provisions; or
- Flagrant board or management actions with potential or realized negative impact on shareholders.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance.
Problematic provisions include but are not limited to:
• a classified board structure;
• a supermajority vote requirement;
• majority vote standard for director elections with no carve out for contested elections;
• the inability of shareholders to call special meetings;
• the inability of shareholders to act by written consent;
• a dual-class structure; and/or
• a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;

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• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
• The election of fewer than 50% of the directors to be elected is contested in the election;
• One or more of the dissident’s candidates is elected;
• Shareholders are not permitted to cumulate their votes for directors; and
• The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or
• The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20% trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

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• the trigger (NOL pills generally have a trigger slightly below 5%);
• the value of the NOLs;
• the term;
• shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
• other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
• Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:
• Reasons for reincorporation;
• Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
• Comparison of corporation laws of original state and destination state
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

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Take into account company-specific factors which include, at a minimum, the following:
• Specific reasons/ rationale for the proposed increase;
• The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
• The board’s governance structure and practices; and
• Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.
Take into account company-specific factors which include, at a minimum, the following:
• Specific reasons/ rationale for the proposed increase;
• The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
• The board’s governance structure and practices; and
• Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
• The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
• The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
• The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
• The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
• Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;
• Excessive perks/tax reimbursements:
- Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;
- Reimbursement of income taxes on executive perquisites or other payments;
- Perquisites for former executives, such as car allowances, personal use of corporate aircraft or

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other inappropriate arrangements;
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
• Egregious pension/SERP (supplemental executive retirement plan) payouts:
- Inclusion of additional years of service not worked that result in significant payouts;
- Inclusion of performance-based equity awards in the pension calculation;
• New CEO with overly generous new hire package:
- Excessive “make whole” provisions;
- Any of the poor pay practices listed in this policy;
• Excessive severance and/or change in control provisions:
- Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;
- Payments upon an executive’s termination in connection with performance failure;
- Change in control payouts without loss of job or substantial diminution of job duties (singletriggered);
- New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;
- Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
- New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;
- Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
• Dividends or dividend equivalents paid on unvested performance shares or units;
• Poor disclosure practices:
- Unclear explanation of how the CEO is involved in the pay setting process;
- Retrospective performance targets and methodology not discussed;
- Methodology for benchmarking practices and/or peer group not disclosed and explained;
• Internal Pay Disparity:
- Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
• Options backdating (covered in a separate policy);
• Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices: Relative Considerations:
• Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
• Evaluation of peer groups used to set target pay or award opportunities;
• Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
• Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
• Balance of fixed versus performance-driven pay;
• Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates. Communication Considerations:
• Evaluation of information and board rationale provided in CD&A about how compensation is determined
(e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

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• Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
• Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
• Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
• Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
• Rationale for the re-pricing—was the stock price decline beyond management’s control?
• Is this a value-for-value exchange?
• Are surrendered stock options added back to the plan reserve?
• Option vesting—does the new option vest immediately or is there a black-out period?
• Term of the option—the term should remain the same as that of the replaced option;
• Exercise price—should be set at fair market or a premium to market;
• Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.
The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broadbased employee population is eligible.

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Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.
The following factors will be taken into account:
• Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
- Rigorous stock ownership guidelines, or
- A holding period requirement coupled with a significant long-term ownership requirement, or
- A meaningful retention ratio,
• Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
• Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
• Whether adoption of the proposal is likely to enhance or protect shareholder value;
• Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
• The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
• Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
• Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
• Whether the company’s analysis and voting recommendation to shareholders are persuasive;
• What other companies have done in response to the issue addressed in the proposal;
• Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
• Whether implementation of the proposal’s request would achieve the proposal’s objectives;
• Whether the subject of the proposal is best left to the discretion of the board;
• Whether the requested information is available to shareholders either from the company or from a publicly available source; and
• Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
• The company’s business and the proportion of it affected by the resolution;
• The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
• The nature of the company’s business and the potential for reputational and market risk exposure;
• The existing disclosure of relevant policies;
• Deviation from established industry norms;
• The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
• Whether the proposal focuses on specific products or geographic regions; and
• The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
• The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
• The company’s level of disclosure is at least comparable to that of industry peers; and
• There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
• Significant controversies, fines, or litigation surrounding a company’s public policy activities,
• The company’s current level of disclosure on lobbying strategy, and
• The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending

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Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
• Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
• The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed. Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
• The degree to which existing relevant policies and practices are disclosed;
• Whether or not existing relevant policies are consistent with internationally recognized standards;
• Whether company facilities and those of its suppliers are monitored and how;
• Company participation in fair labor organizations or other internationally recognized human rights initiatives;
• Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
• Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
• The scope of the request; and
• Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
• The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
• The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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[Logo]

BOSTON ADVISORS US SMALL CAP EQUITY FUND
BOSTON ADVISORS INTERNATIONAL EQUITY FUND

of
FundVantage Trust

Institutional Class

PROSPECTUS

September 1, 2009

This prospectus gives vital information about the Boston Advisors US Small Cap Equity Fund and the Boston Advisors International Equity Fund (each a “Fund,” and together, the “Funds”), including information on investment policies, risks and fees. The Funds are separate series of FundVantage Trust (the “Trust”) and are advised by Boston Advisors, LLC (“Boston Advisors” or the “Adviser”). For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND DESCRIPTIONS

INVESTMENT OBJECTIVE

The investment objective of each Fund is to achieve long-term capital appreciation. Each Fund’s investment objective may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Boston Advisors US Small Cap Equity Fund (the “Small Cap Fund”), under normal market conditions, invests at least 80% of its assets in equity (or equity-related) securities of small capitalization companies.

The Boston Advisors International Equity Fund (the “International Fund”), under normal market conditions, invests in equity (or equity-related) securities of foreign (i.e., non-U.S.) companies.

The Adviser utilizes a proprietary bottom-up, quantitative approach to select stocks for the Funds. This quantitative process selects securities by systematically ranking stocks within a particular strategy (i.e., small-cap or international). Stocks are identified as buy or sell candidates for a Fund based on their relative ranking which is based on a number of factors that the Adviser believes drive long-term stock returns. These factors, include, but are not limited to, the earnings growth prospects of a company, analysis of a company’s financial characteristics and strength, relative price valuation and investor sentiment.

PRINCIPAL RISKS

The Funds are subject to the risks summarized below, which are further described under “Principal Risk Information.” These risks could adversely affect a Fund’s net asset value (“NAV”), yield and total return.

•	It is possible to lose money by investing in a Fund.

•	Small capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and their securities may be less liquid and more volatile.

•	The International Fund is subject to additional risks of investing in foreign markets and is also subject to the risk of losses caused by changes in foreign currency exchange rates.

•	The International Fund may also invest in securities of companies operating in emerging market countries. Securities of such companies may be more volatile than securities of companies operating in more developed markets and therefore may involve greater risks.

•	The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due, a Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, a Fund’s share prices may fall, and the Fund may receive less income than expected, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of a Fund’s share prices. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Principal Risk Information – Leverage Risk.” Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

To the extent that a Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus, a Fund’s transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be which may lower the Fund’s performance.

•	The securities in which the Funds invest may also be subject to initial public offering (“IPO”) risk, leverage risk, liquidity risk, management risk, market risk, opportunity risk and valuation risk.

•	The performance of a Fund will depend on whether the Adviser is successful in pursuing its investment strategy.

INVESTOR PROFILE

Investment in the Funds may be suitable for long-term investors who seek growth of capital.

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PERFORMANCE INFORMATION

The Funds have not commenced operations, and therefore, there is no performance information provided.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of a Fund.

Shareholder Fees (fees paid directly from your investment):

		Institutional Class
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)		None
Redemption Fee (as a percentage of amount redeemed)[1]		2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Small Cap Fund	International Fund
Management Fees	0.90%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	1.00%	1.00%
Total Annual Fund Operating Expenses[3]	1.90%	2.00%
Fee Reductions/Expense Reimbursements[3]	(0.80)%	(0.70)%

Net Expenses[3]	1.10%	1.30%

[1]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 60 days of purchase. This fee is retained by each Fund to compensate the Funds for extra expenses they incur because of short-term trading. The redemption fee is also intended to discourage short-term trading of each Fund’s shares. The fee is withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the Funds’ transfer agent charges a transaction fee of $10.00. Purchases and redemptions not made directly through a Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as distribution Fees, shareholder service Fees, or transfer agency Fees), interest extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 1.10% and 1.30% of average daily net assets of the Small Cap Fund and the International Fund, respectively (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of a Fund.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $50,000 (investment minimum) in Institutional Class shares over the various time periods indicated. The Example assumes that:

•	the return is 5% each year;

•	you reinvested all dividends and other distributions;

•	a Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

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Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Small Cap Fund	$561	$2,189
International Fund	$662	$2,444

The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future, of the Institutional Class shares of a Fund.

FINANCIAL HIGHLIGHTS

No financial highlights information is provided because the Funds had not commenced operations as of the date of this prospectus.

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ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Adviser utilizes a proprietary bottom-up, quantitative approach to select stocks for the Funds. This quantitative process selects securities by systematically ranking stocks within a particular strategy (i.e., small-cap or international). Stocks are identified as buy or sell candidates for a Fund based on their relative ranking which is based on a number of factors that the Adviser believes drive long-term stock returns. These factors, include, but are not limited to, the earnings growth prospects of a company, analysis of a company’s financial characteristics and strength, relative price valuation and investor sentiment.

The Small Cap Fund normally invests at least 80% of its assets in a diversified portfolio of equity (or equity-related) securities of small-capitalization companies. This policy may be changed by the Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

The Adviser considers small capitalization stocks to be any stock that, at the time of purchase, has a market capitalization between $50 million and $3 billion or, in the Adviser’s opinion, has similar characteristics to stocks in the Russell 2000 Index or any other commonly used index that tracks small capitalization stocks. The market capitalization range above is subject to adjustment annually by the Adviser.

The International Fund normally invests in a diversified portfolio of equity (or equity-related) securities of foreign (i.e., non-U.S.) companies. In addition, the Fund will invest at least 80% of its assets in equity or equity-related securities. These policies may be changed by the Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

The Adviser considers foreign securities to be any securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies.

While the Adviser expects that a substantial portion of the International Fund’s assets will be invested in companies domiciled in developed countries, the International Fund may invest in companies domiciled in emerging markets. Emerging markets include, but are not limited to, countries in Latin and South America, Africa, Asia and Eastern Europe. The Adviser expects that approximately 20% of the International Fund’s assets will be invested in securities of issuers domiciled or with substantial operations in emerging market countries but may, at times, invest up to 50% of its assets in such securities. It is anticipated that the International Fund will be well diversified across countries and sectors, similar to those included in the Russell Global ex-US Index. The Russell Global ex-US Index measures the performance of the world’s largest investable securities, based on market capitalization, and covers approximately 62% of the investable global market.

The International Fund may invest in American Depository Receipts (“ADRs”), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. The International Fund may also invest in European Depository Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other depository receipts. Depository Receipts for securities of foreign issuers are considered a foreign security.

Other Investment Strategies and Policies

Each Fund may invest in derivative instruments. Derivatives may be used for a variety of reasons consistent with a Fund’s investment objective and strategy, including for risk management, for leverage, to indirectly participate in other types of investments and to synthetically create a security that has economic characteristics consistent with a Fund’s investment strategy. Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. Derivatives may subject the Fund to implicit leverage because such instruments may be more risky than the underlying asset, reference rate or index from which such instrument’s value is derived. Derivatives may cause a Fund’s portfolio turnover to increase, which could increase the taxable income realized by the Fund, the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus, a Fund’s transaction costs. See “Principal Risk Information – Derivatives Risk” below.

Each Fund may invest in IPOs.

Each Fund may invest in shares of exchange traded funds (“ETFs”), whose underlying investments are consistent with a Fund’s investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF’s expenses, including advisory fees, in

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addition to its own expenses. The Investment Company Act of 1940, as amended (the “1940 Act”), limits investments in the securities of other investment companies. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Funds, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions, including entering into an agreement with such ETF.

Each Fund may borrow to the extent permitted by the 1940 Act in order to provide for leverage, to take advantage of investment opportunities or for short-term liquidity and cash-flow purposes. At times, a Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements, derivative instruments (including options contracts, futures contracts, options on futures contracts and swap agreements) and other leveraged instruments. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Funds will maintain asset segregation policies to comply with the current position and any changes in the asset coverage requirements articulated by the Securities and Exchange Commission (“SEC”) and its staff.

The Adviser may sell securities in anticipation of market declines. In addition, the Adviser may trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase a Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

The Adviser expects the annual portfolio turnover of the Small Cap Fund and the International Fund to be approximately 75%-100% and 125%, respectively.

Any percentage limitations with respect to the investment of a Fund’s assets or quality requirement of issues or issuers in which a Fund invests are applied at the time of purchase.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds’ Statement of Additional Information (“SAI”).

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which is available, free of charge, by calling 1-800-523-5903. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

PRINCIPAL RISK INFORMATION

The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

•	Small-Cap Stock Risk: The risk associated with investing in the securities of smaller, less well-known companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

•	Foreign Security Risks: The International Fund invests in securities of foreign issuers, including ADRs, EDRs and GDRs. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

•	Currency Risk. Because the foreign securities in which the International Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the International Fund is determined on the basis of U.S. dollars, the

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Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

•	Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

•	Foreign Tax Risk. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

•	Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

•	Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets and nationalization of assets.

•	Emerging Market Risk: The risk associated with investing in securities of companies located in less developed countries, also know as emerging markets. Some foreign markets in which the International Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See “Foreign Security Risks” above. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

•	Derivatives Risk: Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Using derivatives can increase the volatility of a Fund’s share prices. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leveraging. See “Leverage Risk” below. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding periods a Fund’s assets and defer recognition of certain of a Fund’s losses.

•	IPO Risk: The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of such Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on a Fund. As a Fund’s assets grow, the effect of a Fund’s investments in IPOs on such Fund’s performance probably will decline, which could reduce the Fund’s performance.

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•	Leverage Risk: The risk associated with securities, transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The Funds also may be exposed to leverage risk by borrowing money for investment purposes. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. In addition, leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds will maintain asset segregation policies to comply with the current position and the asset coverage requirements of the SEC and its staff.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Investing in small-cap companies and certain foreign securities may carry a greater liquidity risk than investing in larger companies or domestic securities.

•	Management Risk: As with any managed fund, the Funds’ Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

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MANAGEMENT OF THE FUNDS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

INVESTMENT ADVISER

Boston Advisors, LLC is a registered investment adviser located at One Federal Street, 26th Floor, Boston, Massachusetts, 02110. Since 1982, Boston Advisors, or its predecessors, has provided portfolio management services to mutual funds, hedge funds, individuals, trusts, pension plans, profit sharing plans, endowments and foundations. As of July 31, 2009, Boston Advisors had approximately $1.5 billion in assets under management. Boston Advisors, subject to the general oversight of the Trust’s Boards of Trustees, has overall responsibility for directing the investments of the Funds in accordance with its investment objective, policies and limitations.

For its services as investment adviser, Boston Advisors is entitled to the following advisory fees, as a percentage of each Fund’s average daily net assets:

Small-Cap Fund	0.90%
International Fund	1.00%

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between Boston Advisors and the Funds will be available in the Funds’ first shareholder report after commencement of operations.

PORTFOLIO MANAGERS

Michael J. Vogelzang, CFA, President & Chief Investment Officer. Mike oversees Boston Advisors’ investment activities and business practices. Mike is responsible for directing the equity investment management process for individual as well as institutional clients. Prior to joining Boston Advisors in 1997, Mike was Senior Vice President at Freedom Capital Management from 1991 to 1997. He began his career in the early 1980s in the investment management and trust departments at the Boston Company. Mike earned a B.A. degree in Economics and Political Science from Calvin College and is a member of the Boston Security Analysts Society.

Lisa A. Sebesta, CFA, Senior Vice President & Portfolio Manager. Lisa serves as lead Portfolio Manager for Boston Advisors’ Small Cap institutional accounts. Prior to joining Boston Advisors in 2006, Lisa was a Portfolio Manager at Batterymarch Financial Management, where she managed assets in U.S. small cap and global equity strategies from 2000 to 2006. Previously, Lisa served as a quantitative analyst with Boston Advisors from 1997 to 2000. Lisa earned a B.A. degree from the College of the Holy Cross and an M.A. from the Fletcher School at Tufts University. She is also a member of the CFA Institute and the Boston Security Analysts Society.

Douglas A. Riley, CFA, Senior Vice President & Portfolio Manager. Prior to joining Boston Advisors in 2002, Doug was a Vice President and Portfolio Manager at Babson-United Investment Advisors from 1991 to 2002. Doug earned a B.S. degree in Business Administration and Finance from Emory University and a M.B.A. degree from Northeastern University. Doug is also a member of the CFA Institute and of the Boston Security Analysts Society.

David Hanna, Senior Vice President & Director of Alternative Investments. David serves as Director of Alternative Investments for Boston Advisors. Prior to joining Boston Advisors in 2006, he was a senior Portfolio Manager in the Global Hedge Fund Strategies Group of State Street Global Advisors (SSGA) and was with that firm in various roles from 1997 to 2005. Prior to joining SSGA, he was Vice President, Quantitative Analysis at Standish, Ayer & Wood from 1992-1997. David earned a B.S. in Finance from the Pennsylvania State University in 1987.

Christopher Zani, CFA, Vice President & Senior Quantitative Research Analyst. Chris is a quantitative research analyst for the institutional team at Boston Advisors. Prior to joining Boston Advisors in 2007, Chris worked for SSGA as a portfolio manager for the firm’s U.S. Active Quantitative Equity Team from 2005 to 2007. In that role, he was responsible for portfolio management of the quantitative strategies, as well as model analysis and research and development of new models. Prior to SSGA, Chris worked at FactSet Research Systems, where he was a quantitative specialist for the Northeast Region; responsible for sales and support of factor testing and portfolio optimizer products. Chris holds a Bachelor of Science from Providence College. He is a member of the Boston Security Analysts Society and CFA Institute. Chris also earned Certified Financial Risk Manager (FRM), and is a member of the Global Association of Risk Professionals.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of the Funds.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown on the opposite page is performance information for the Small Cap Core Institutional Composite (the “Composite”), a composite of five institutional accounts managed by Boston Advisors using its small cap core investment strategy. These accounts are managed with the same investment objective as the Small Cap Fund and are subject to substantially similar investment policies and techniques as those used by the Small Cap Fund. The results presented are not intended to predict or suggest the return to be experienced by the Small Cap Fund or the return that an individual investor might achieve by investing in the Small Cap Fund.

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The Composite for which results are reported is “net” of fees (after deduction of advisory, brokerage and other expenses excluding fees paid separately by the investor such as custody fees). However, the Composite is not subject to the same type of expenses to which the Small Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Small Cap Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, the operating expenses incurred by the separate accounts are lower than the operating expenses of the Small Cap Fund, and, accordingly, the performance results of the Composite are greater than what the Small Cap Fund performance would have been.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

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Historical Performance Composite

	Annualized Total Returns
Annual							Since Inception
Returns	One Year		3 Year		5 Year		(12/31/1999)		Composite Statistics
												Total	Percentage
For Periods									Number	Composite	Average	Firm	of	Annual
Ending		Russell		Russell		Russell		Russell	of	NAV	Account	Assets	Firm	Composite
December 31	Composite	2000	Composite	2000	Composite	2000	Composite	2000	Accounts	($MM)	Size ($MM)	($MM)	Assets	Dispersion
Year-to-Date as of June 30, 2009	-30.60%	-25.01%	-12.56%	-9.89%	-1.69%	-1.71%	4.03%	1.39%	7	$22.0	$3.1	$1,528.0	1.4%	NA

2008	-32.49%	-33.79%							8	$32.1	$4.0	$1,550.0	2.1%	0.17
2007	-2.75%	-1.57%							6	$92.8	$15.5	$2,140.0	4.3%	0.07
2006	17.86%	18.37%							5	$96.0	$19.2	$2,420.0	4%	0.21
2005	9.98%	4.55%							5	$14.4	$2.9	$4,850.0	0.3%	0.56
2004	25.98%	18.33%							6	$14.3	$2.4	$4,070.0	0.3%	0.43
2003	33.33%	47.25%							4	$9.8	$2.5	$3,320.0	0.4%	0.17
2002	-12.31%	-20.48%							3	$6.7	$2.2	$1,800.0	0.4%	3.25

The composite was created in 2000.

The results shown above: (1) represent a composite of all discretionary, institutional, fee paying accounts with substantially similar investment objectives, policies and strategies to the Small Cap Fund and have been under management for at least three months; (2) are time weighted total rates of return expressed in U.S. Dollars; (3) reflect all income, gains and losses and the reinvestment of any dividends or capital gains without provision for federal or state income taxes; and (4) are shown “net” of fees (after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor)). Cash and equivalents are included in performance returns. Otherwise, all similarly managed accounts have been included in composite performance data.

“Firm” assets include all accounts of the Adviser under management.

The “Annual Composite Dispersion” presented is an asset-weighted standard deviation for the accounts included in the composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual account’s return varies from the mean return for the Composite. A high “Composite Dispersion” percentage would indicate greater volatility and thus greater potential risk.

The average market capitalization of portfolios in the composite may differ from the weighted average market capitalization of the index. Additionally, the volatility of the Russell 2000 Index may be greater or less than the volatility of the separate accounts in the Composite.

A complete list and description of the Adviser’s composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. The Adviser’s maximum management fee is 2.00% for separate accounts and is detailed in the Adviser’s Form ADV Part II.

The information above has not been audited by the Fund’s independent registered public accounting firm, and such firm does not express an opinion thereon.

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SERVICE PROVIDERS

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

**	PFPC Trust Company will be renamed PNC Trust Company effective June 7, 2010.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of each Fund’s shares is based on its net asset value (“NAV”). Each Fund values its assets, based on current market values when such values are available. The NAV per share of a Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

Each Fund’s NAV per share is calculated once daily at the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that a Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Shares are offered on a continuous basis by PFPC Distributors, Inc. (the “Underwriter”) and are sold without any sales charges. Purchase orders are effected at the NAV next computed after the Fund has received your purchase order. Purchase orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order.

The minimum initial investment in shares of each Fund is $50,000. The shares of the Funds do not charge any sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. The minimum initial investment requirement may be waived for persons who are clients of the Adviser or its affiliates, trustees/directors, officers and employees of

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the Adviser and its affiliates or the Trust and their spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

TO OPEN AN ACCOUNT

By Mail

You may purchase shares by sending a check drawn on a U.S. bank payable to the Fund along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $50,000. Send the check and application to:

Regular mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 1-800-523-5903

The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, travelers checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds at 1-800-523-5903 for more information.

By Wire

You may purchase shares by wiring federal funds readily available to PNC Bank, N.A. Please call 1-800-523-5903 before 4:00 p.m. Eastern time for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to obtain an account number. Please make sure your wire is for at least $50,000. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day’s price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account- By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Attn: [Fund Name and Class]
FBO: Shareholder name and account number

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for an amount equal to or greater than the investment minimum set forth above. Mail the slip and your check to:

Regular mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 1-800-523-5903

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By Wire

Call toll-free 1-800-523-5903. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account – By Wire.” Your bank may charge a wire fee. Please make sure your wire is for an amount equal to or greater than the investment minimum set forth above.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. “Good order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of a Fund through a financial intermediary who may charge additional fees for other services and may require higher minimum investments or impose other limitations on buying and selling shares of a Fund. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders to the Fund by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. Customer orders will be priced at a Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. A Fund may also directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ depending on a Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative

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services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to a Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of such Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although each Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Funds

The Funds reserve the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing.” Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Underwriter believes are engaging in similar trading activity.

Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of a Fund does not reflect the value of the underlying portfolio securities.

Because the International Fund invests significantly in foreign securities traded on markets which close prior to when the International Fund determines its NAV, market timing can cause dilution in the value of such Fund’s shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the NAV of a Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See “Pricing of Shares” for more information. Also, because each Fund may invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in a Fund’s shares to take advantage of the market

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pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. If shares are held for more than 60 days there is no fee when shares are redeemed. If shares are held within 60 days of purchase, a redemption fee of 2.00% of the redemption amount may be charged. (See “Redemption Fee” below.) Redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Redemption proceeds transmitted by wire are normally sent on the day the transfer agent receives redemption instructions, (if received by the transfer agent before 4:00 p.m. Eastern time) or on the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day). If you purchased your shares through a financial intermediary, you should contact the financial intermediary for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.

Redemption Fee

Each Fund may charge a redemption fee of 2.00% on proceeds redeemed within 60 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The 2.00% redemption fee will not be charged on the following transactions:

1	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2	Redemptions requested within 60 days following the death or post-purchase disability of the shareholder;

3	Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a Fund);

4	Shares acquired through the reinvestment of distributions (dividends and capital gains);

5	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

6	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies. Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

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TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: [Fund Name] FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 1-800-523-5903

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Funds require a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free 1-800-523-5903. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PNC Global Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. Each Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted. Each Fund may charge a redemption fee of 2.00% on proceeds redeemed within 60 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

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Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after a Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the Funds (other than those described in this prospectus) if you purchase or redeem shares of the Funds directly through the Funds’ transfer agent, PNC Global Investment Servicing.

Account Minimum

You must keep at least $50,000 worth of a Fund’s shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $50,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds.

Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Funds require a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Funds’ shareholder servicing group toll-free at 1-800-523-5903 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Funds. Applications without the required information or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund, or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required

18

identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds’ shareholder servicing group toll-free at 1-800-523-5903.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Funds will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that a Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

General. The Funds intend to qualify annually to be treated as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Funds will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. To qualify as regulated investment companies (“RICs”), the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the Code. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

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Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds’ SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

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BOSTON ADVISORS US SMALL CAP EQUITY FUND
BOSTON ADVISORS INTERNATIONAL EQUITY FUND
of
FundVantage Trust

1-800-523-5903

FOR MORE INFORMATION

For additional information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports will contain additional information about the Funds’ investments including performance data, information on the Funds’ portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will include a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds’ annual and semi-annual reports (when available) may be obtained, free of charge, from the Funds’ website at www.bostonadvisors.com or by calling 1-800-523-5903.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling 1-800-523-5903 or on the Funds’ website at www.bostonadvisors.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Funds, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

[Fund Name]
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
1-800-523-5903
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

BOSTON ADVISORS US SMALL CAP EQUITY FUND
BOSTON ADVISORS INTERNATIONAL EQUITY FUND
OF
FUNDVANTAGE TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2009
This Statement of Additional Information (“SAI”) provides information about the Boston Advisors US Small Cap Equity Fund (the “Small Cap Fund”) and the Boston Advisors International Equity Fund (the “International Fund”) (each a “Fund” and together the “Funds”). Each Fund is a series of FundVantage Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Funds’ current prospectus dated September 1, 2009, as amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or by calling the Trust at 1-800-523-5903 or on the Funds’ website at www.bostonadvisors.com.

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established each Fund as a separate series of the Trust. Two such series are described in this Statement of Additional Information (“SAI”): The Boston Advisors US Small Cap Equity Fund and the Boston Advisors International Equity Fund (each a “Fund,” and together, the “Funds”). Each Fund issues Institutional Class Shares. Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
INVESTMENT POLICIES
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds.
BANK OBLIGATIONS. Bank obligations in which each Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of their net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

•	BANKERS’ ACCEPTANCES. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

•	CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

•	TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
BORROWING. Each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of its total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.
Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by a Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.
COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.
COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, a Fund can lose money through its stock investments.
CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES. A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for a Fund, or, if unrated, are in the investment adviser’s opinion comparable in quality to corporate debt securities in which a Fund may invest.
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured...[i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal...[w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.”
Each Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on a nationally recognized statistical ratings organization’s (an “NRSRO”) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba1” or lower by Moody’s or “BB+” or lower by S&P or Fitch) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
The high yield markets may react strongly to adverse news about an issuer, the economy or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of a Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose below-investment grade securities are held by a Fund. Because of this, a Fund’s performance may depend more on the investment adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Exhibit A — Description of Securities Ratings.”
In selecting below-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of below-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s investment adviser will consider whether the Fund should continue to hold the security.
In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
DERIVATIVE INSTRUMENTS. In pursuing their investment objectives, a Fund may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. A Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. A Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment objective.
The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.
The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For a Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if a Fund segregates or “earmarks” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, that Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.
Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writers of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, that Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund; however, such losses may be mitigated by changes in the value of a Fund’s securities during the period the option was outstanding.
Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. A Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
The Trust anticipates filing a claim for exclusion from the definition of “commodity pool operator” on behalf of the Funds, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), whereby the Funds would not be deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, would not be subject to registration or regulation as such under the CEA. The investment adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds.
Limitations on Use of Futures and Futures Options. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAV, a Fund will mark to market its open futures positions.
The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” their position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to a Fund’s daily marked to market (net) obligation, if any, (in other words, a Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full market value of the futures contract.
When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Fund.
When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Fund.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance each Fund’s portfolio such that a Fund’s duration does not exceed the maximum permitted for a Fund in the Prospectus.
The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation of the Funds.”
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Funds enter into such futures contracts, the value of such futures will not vary in direct proportion to the value of a Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “IRC”) may limit a Fund’s ability to invest in commodity futures contracts.
Tax Risk. The Funds intend to qualify annually to be treated as a regulated investment companies (“RICs”) under the IRC. To qualify as RICs, the Funds must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.
Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements. The Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Funds may also enter into options on swap agreements (“swap options” or “swaptions”).
The Funds may enter into swap transactions for any legal purpose consistent with their investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objective and general investment polices, a Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
The Funds may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Funds’ portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, such Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Funds will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to each Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to a Fund’s exposure (any accrued but unpaid net amounts owed by a Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to a Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. Such segregation or “earmarking” will not limit each Fund’s exposure to loss.
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). Certain restrictions imposed on the Funds by the IRC may limit the Funds’ ability to use swap agreements and, if investments swaps are made, may cause such Fund to qualify as a RIC. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the investment adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for a Fund. If the investment adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in a Fund’s other investments. Many swaps are complex and often valued subjectively.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Funds from being able to achieve their investment objectives. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of their investment strategies. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, however, the investment adviser analyzes these securities in its overall assessment of the effective duration of a Fund’s portfolio in an effort to monitor a Fund’s interest rate risk.
EMERGING MARKETS. As discussed in the Prospectus, the Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as: (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Foreign Currency and Related Transactions” and “Options and Futures Contracts.”
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries,

and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.
EQUITY-LINKED SECURITIES. The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restriction on investments in illiquid securities.
EVENT-LINKED EXPOSURE. The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Funds to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Funds may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:
(i) When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
(ii) If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
(iii) If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

(iv) The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s NAV per share.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the investment adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
The Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging. Under applicable tax law, a Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by a Fund are classified as capital gains or ordinary income.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
FOREIGN SECURITIES. The Funds may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money. In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.
Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”). Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.
Certain Risks of Holdings Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
Sovereign Debt. The Funds may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID SECURITIES. A Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Funds and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Funds’ investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to such Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
Each Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases each Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in each Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.
There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
Although the investment adviser believes that, in the event of the termination of an ETF, a Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, each Fund does not invest directly in commodities. However, each Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, each Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See “Investment Company Securities and Exchange-Traded Funds” above.)
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.
In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of

Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser, as the case may be, determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Funds may not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Funds’ net assets will be illiquid (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds).
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Funds may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Funds to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Funds, when holding an ARMBS, do not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with its investment objectives and policies, the Funds also may invest in other types of asset-backed securities.
PREFERRED STOCK. The Funds each may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REAL ESTATE SECURITIES AND RELATED DERIVATIVES. Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. Each Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which each Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.
REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so each Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Funds’ investment limitations.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid, are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.
REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.
Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.
SECURITIES LENDING. For the purpose of achieving income, a Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call the loan and obtain the return of the securities loaned; (iii) a Fund will receive any interest or dividends paid on the loaned securities; and (iv)

the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a Fund. A Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by each Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. A Fund may pay lending fees to the party arranging the loan.
SHORT SALES. Each Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. Each Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of a Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Funds must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.
RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES. Each Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although each Fund may earn income on securities it has segregated or “earmarked.”
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with each Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
ZERO COUPON BONDS. The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that a Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and continue to maintain its status as a regulated investment company (“RIC”) under the IRC. Because no cash is generally received at the time of accrual, the Funds may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Funds under the IRC. See “Taxation of the Funds.”
TEMPORARY DEFENSIVE POSITIONS. The Funds may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.
PORTFOLIO TURNOVER. The investment adviser expects that the annual portfolio turnover of the Small Cap Fund and the International Fund will be approximately 75%-100% and 125%, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Funds. The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of a Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.
Each Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of a Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to their schedule of investments, the Funds may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund’s top ten holdings and a percentage breakdown of a Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.
Each Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the investment adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the investment adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Before any non-public disclosure of information about a Fund’s holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Funds or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policies and procedures and any applicable confidentiality agreement.
The Funds may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Funds’ or an investment adviser’s employees and affiliates that provide services to the Funds. The Funds may also distribute or authorize the distribution of information about each Fund’s holdings that is not publicly available (on a website or otherwise) to each Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Funds; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Funds by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of a Fund’s assets and minimize impact on remaining shareholders of a Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Funds’ administrator and accounting agent; (ii) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Funds’ reports or regulatory filings; (iv) the Funds’ custodian in connection with its custody of the Funds’ assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund’s portfolio holding information without specific authorization. The Funds’ investment adviser and service providers will establish procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies.
As required by the federal or state securities laws, including the 1940 Act, the Funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
Under no circumstances may a Fund or the investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or the its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing one. The following non-fundamental policies apply to each Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. A Fund will not:
1. Purchase securities of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in securities of that issuer or a Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of a Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;
2. Invest 25% or more of the value of a Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;
3. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of a Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
4. Pledge, mortgage or hypothecate their assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);
5. Underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
6. Purchase or sell real estate or interests therein, although a Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but a Fund may purchase, sell or enter into financial options and futures,

forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
8. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;
9. Engage in short sales of securities or maintain a short position, except that a Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
10. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
11. Purchase securities if outstanding borrowings of a Fund exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, the Funds will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or PFPC Distributors, Inc., the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

				Number of
				Funds in
		Term of	Principal	Fund	Other
	Position(s)	Office and	Occupation(s)	Complex	Directorships
Name and	Held with	Length of	During Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee and officer since 2006.	Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to Present; Director of PFPC Distributors, Inc.	10	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of PNC Global Investment Servicing from March 2008 to present; President, PNC Global Investment Servicing 2003 to 2008.	10	None

				Number of
				Funds in
		Term of	Principal	Fund	Other
	Position(s)	Office and	Occupation(s)	Complex	Directorships
Name and	Held with	Length of	During Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	10	WT Mutual Fund (15 portfolios) Optimum Fund Trust (6 portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	10	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	10	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Wynne is an “interested Trustee” of the Trust because he owns shares of the PNC Financial Services Group, Inc. (“PNC Financial Services”), of which the Underwriter is an indirect, wholly-owned subsidiary. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of PNC Financial Services or one or more subsidiaries of PNC

Financial Services which may be deemed to control, be controlled by or under common control with the Underwriter.
As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e. spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, each Fund’s investment adviser or the Underwriter, or any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS
	Position(s)	Term of	Principal
	Held	Office and	Occupation(s)
Name and	with	Length of Time	During Past
Date of Birth	Trust	Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of PNC Global Investment Servicing (U.S.) Inc. since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. and predecessor firms since 1995.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.

DAVID C. LEBISKY Date of Birth: 5/72	Secretary	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. since January 2002.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds’ financial operations and performance, oversee the activities and legal compliance of the Funds’ investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds’ proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the Chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times a year. The Audit Committee met twice during the fiscal year ended April 30, 2009.
NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2009.
The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 5% of each Fund’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the Chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2009.
SECURITY AND OTHER INTERESTS. As of December 31, 2008, none of the Trustees beneficially owned equity securities in a Fund or in any of the registered investment companies overseen by the Trustee within the Fund Complex. As of the same date, none of the Trustees or officers of the Trust owned in excess of 1% of any class of outstanding shares of a Fund.

COMPENSATION. For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; and (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $2,500 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each Chairman of a committee is paid an additional annual retainer of $1,000. The Trust also reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees.
The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal year ended April 30, 2009.

				Total
	Aggregate	Pension or Retirement	Estimated Annual	Compensation
Name of Independent	Compensation	Benefits Accrued as Part	Benefits upon	from the Trust
Trustee	from the Trust	of the Trust’s Expense	Retirement	Complex
ROBERT J. CHRISTIAN	$15,750	$0	$0	$15,750

IQBAL MANSUR	$16,000	$0	$0	$16,000

DONALD J. PUGLISI	$14,500	$0	$0	$14,500
CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Funds, the investment adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Funds under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the investment adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Board of Trustees has adopted the investment adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Funds to the investment adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of a Fund, and for the purpose of providing benefits to such Fund. The investment adviser will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.
The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Funds. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
The investment adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise the investment adviser’s independence of judgment and action in voting the proxy in the best interest of a Fund’s shareholders. The investment adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The investment adviser’s proxy voting policies and procedures are attached herewith as Exhibit B. The Funds are required to file annually their proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the investment adviser at 1-800-523-5903 or on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” that Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to that Fund without the consent or approval of other shareholders. As of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of either Fund. Additionally, as of the same date, the Trustees and officers of the Trust owned individually and together less than 1.00% of any class of outstanding shares of the Funds.
INVESTMENT ADVISORY SERVICES
Boston Advisors, LLC (“Boston Advisors” or the “Adviser”) is a registered investment adviser located at One Federal Street, 26th Floor, Boston, Massachusetts, 02110, and was founded by its predecessor Boston Advisors, Inc. in 1982. In addition to serving as investment adviser to the Funds, the Adviser provides portfolio management services to mutual funds, hedge funds, individuals, trusts, pension plans, profit sharing plans, endowments and foundations. As of July 31, 2009, Boston Advisors had approximately $1.5 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Funds in accordance with their investment objective, policies and limitations (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Funds. The Investment Advisory Agreement may be terminated by the Funds or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, of 0.90% and 1.00% of the average daily net assets of the Small Cap Fund and International Fund, respectively.
Pursuant to an expense limitation agreement, the Adviser has agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as distribution fees, shareholder service fees, or transfer agency fees), interest extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions to 1.10% and 1.30% of average daily net assets of the Small Cap Fund and the International Fund, respectively (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of a Fund.
Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Funds, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Funds, securities and other investments consistent with each Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each

Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with each Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of personnel of the Adviser performing services for each Fund relating to research, statistical and investment activities are paid by the Adviser.
Michael J. Vogelzang, President and Chief Investment Officer, directly or indirectly, through his ownership interest in Birdsong Capital LLC, One Federal Street, Boston, MA 02110, a wholly employee owned entity organized as a limited liability company under the laws of Delaware, owns more than 25% of the Adviser and is presumed to control the investment adviser. The address of Mr. Vogelzang is c/o Boston Advisors, LLC, One Federal Street, 26th Floor, Boston, MA 02110. Bank of America (Formerly Merrill Lynch Pierce Fenner & Smith Inc.) and Krupka LLC each own more than 5% of the Adviser and may be deemed affiliated persons of the Adviser and an affiliate of the Fund under Section 2(a)(3) under the 1940 Act.
PORTFOLIO MANAGERS
The management of each Fund is the responsibility of a team of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Funds, including information regarding;

(i)	“Other Accounts Managed.” Other accounts managed by Michael J. Vogelzang, Lisa A. Sebesta, Douglas A. Riley, David Hanna, and Christopher Zani, who are the portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended April 30, 2009;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended April 30, 2009; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as of April 30, 2009.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Michael J. Vogelzang, Lisa A. Sebesta, Douglas A. Riley, David Hanna and Christopher Zani, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2009.

			Number of Accounts	Total Asset Managed
	Total Number		Managed subject to a	subject to a
Types of	of Accounts	Total Assets	Performance Based	Performance Based
Accounts	Managed	(millions)	Advisory Fee	Advisory Fee (millions)
Michael J. Vogelzang Registered Investment Companies	1	$624	0	$0
Other Pooled Investment Vehicles	1	$7.6	1	$7.6
Other Accounts	81	$196	0	$0

Lisa A. Sebesta Other Registered Investment Companies	1	$624	0	$0
Other Pooled Investment Vehicles	1	$7.6	1	$7.6
Other Accounts	9	$70	0	$0

Douglas A. Riley Other Registered Investment Companies	1	$624	0	$0
Other Pooled Investment Vehicles	1	$7.6	1	$7.6
Other Accounts	11	$101	0	$0

			Number of Accounts	Total Asset Managed
	Total Number		Managed subject to a	subject to a
Types of	of Accounts	Total Assets	Performance Based	Performance Based
Accounts	Managed	(millions)	Advisory Fee	Advisory Fee (millions)
David Hanna Other Registered Investment Companies	1	$624	0	$0
Other Pooled Investment Vehicles	1	$7.6	1	$7.6
Other Accounts	0	$0	0	$0

Christopher Zani Other Registered Investment Companies	1	$624	0	$0
Other Pooled Investment Vehicles	1	$7.6	1	$7.6
Other Accounts	0	$0	0	$0
Material Conflicts Of Interest. While the Adviser does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.
The Adviser manages multiple separately managed accounts for institutional and individual clients and a hedge fund (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different. At times the Adviser may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, the Adviser may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. The Adviser may receive a performance based fee or greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser or Adviser’s affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Consistent with its duty to seek best execution, the Adviser selects the broker with whom to execute transactions on behalf of the Fund. The Adviser utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of the Adviser. Soft dollars may create an actual or perceived conflict of interest whereas the Adviser may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.
The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures. The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above. However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.
Compensation. All Boston Advisors, LLC institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus and equity participation. Bonus is based on a percentage of salary subject to the achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pretax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio managers. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest individual shareholder, his compensation is set by the Board of Directors and is influenced by firm profitability, achieving general investment performance objectives and reaching certain business targets. Regarding the compensation of David Hanna, in addition to a salary and bonus, Mr. Hanna is contracted to receive a percentage of the performance fee associated with the hedge fund managed by the Adviser.

Ownership of Shares of the Funds. The Funds have not offered shares to the public as of the date of this SAI and, accordingly, the Funds’ portfolio managers do not own shares of the Funds as of that date.
ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of each Fund. PNC Global Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of PNC Financial Services.
ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company (“the Custodian”), which will be renamed PNC Trust Company effective June 7, 2010 and located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153, serves as each Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.

TRANSFER AGENT. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of a Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for a Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of a Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with a Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and a Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.
The Funds invest in securities traded in the over-the-counter markets, and each Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with a Fund are prohibited from dealing with the Funds as principal in the purchase and sale of securities. However, affiliated persons of each Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for a Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of a Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of a Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of a Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES
PFPC Distributors, Inc. (the “Underwriter”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as a principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously. Nicholas M. Marsini, Jr. and Stephen M. Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter.
Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Funds, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of a Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions in connection with the sale of each Fund’s shares.
The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or its shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to each of the Funds (i) (by vote of a majority of the Trustees of the Funds who are not interested persons of the Trust or the Funds and who have no direct or indirect financial interest in the operation of the Funds or by vote of a majority of the outstanding voting securities of the Funds) on sixty (60) days written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days written notice to the Funds.
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers Institutional Shares of each Fund. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.
The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
PRICING OF SHARES. For the Funds, the NAV per share of each Fund is determined by dividing the value of each Fund’s net assets by the total number of the Funds’ shares outstanding. This determination is made by PNC Global Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day each Fund is open for business. Each Fund is open for business on days when the Exchange is open for business.
In valuing each Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by each Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to market close. Securities listed on other exchanges (and not subject to restriction against sale by each Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.
TAXATION OF THE FUNDS
The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) Plan Account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
No Fund has requested nor will a Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder of a Fund’s shares is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular holder of the Fund’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required to be distributed.
QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of such Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) each Fund distributes each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
As a RIC, each Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for the Funds to qualify as RICs, as described above, may limit the extent to which each Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, while each Fund does not intend to invest in such securities, if a Fund does make such investments, each Fund intends to account for such transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized if such instruments are held in the Fund.
If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.
If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.
Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by such Fund

(even if such sales are not advantageous) or, if permitted by the Fund governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which the Fund has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by the Fund.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to the Fund’s shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call option written (sold) by a Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the Fund wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that the Fund may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if such Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transaction with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.
SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by the Fund or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of the PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a

PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute an amount equal to the income included to satisfy the minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, such Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by the Fund or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See “Tax-Exempt Shareholders.”
DISTRIBUTIONS. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholder in taxable years beginning before January 1, 2011. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish a Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States) of the non-U.S. shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend, a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund due to such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

EXHIBIT A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-1

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) — This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

A-3

“D” (Default) — This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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S&P
Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

A-5

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-6

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” – Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
“C” – Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
Specific limitations relevant to the corporate obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.

Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

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Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.
•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.
Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject

A-8

the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months – such as a lengthy regulatory approval process – would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period – for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

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VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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EXHIBIT B
BOSTON ADVISORS, LLC
PROXY VOTING POLICIES & PROCEDURES
I. INTRODUCTION
     Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
II. STATEMENTS OF POLICIES AND PROCEDURES
A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

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B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:
•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities
1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the

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value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.
a.	Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy

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statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.
III. EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES
Attached as Appendix A is the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services.

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APPENDIX A
EGAN-JONES PROXY SERVICES
PROXY VOTING
PRINCIPLES AND GUIDELINES
Egan-Jones Proxy Voting Principles
Introduction
Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•	revised corporate governance listing standards of the Exchange and resulting SEC rules

•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules
In general:
•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.
Principles
A.	Director independence

It is our view that:
•	A two-thirds majority of the Board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•	When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.

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•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.
In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
•	should not have been employed by the Company or an affiliate within the previous five years;

•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;

•	should not be affiliated with a significant customer or supplier of the Company or affiliate;

•	should have no personal services contract with the Company or affiliate, or a member of senior management;

•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

•	within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;

•	should not be employed by a public company at which an executive officer of the Company serves as a director;

•	should not be a member of the immediate family of any person described above.
B. Board operating procedures
•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•	Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•	Directors should have access to senior management through a designated liaison person.

•	The Board should periodically review its own size, and determine the appropriate size.
C. Requirements for individual directors
We recommend that:
•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

•	The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.
D. Shareholder rights

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•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.

•	In the election of directors, there should be multiple nominees for each seat on the Board

•	“Greenmail” should be prohibited.

•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•	Directors should be elected annually.

•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.
Egan-Jones Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.
Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.
Board of Directors
Election of Directors in Uncontested Elections
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the company, etc..
WITHHOLD votes for nominees who:
are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than four boards

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Separating Chairman and CEO
Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.
Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
Case-by-case basis on proposals asking that the Chairman be independent.
Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.
Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Director and Officer Indemnification and Liability
Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.
AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

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Charitable Contributions
AGAINST proposals regarding charitable contributions.
Proxy Contests (Contested Elections)
Election of Directors in Contested Elections
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.
Reimburse Proxy Solicitation Expenses
Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.
Auditors
Ratifying Auditors
FOR proposals to ratify auditors, unless:
Non-audit fees exceed 50% of total fees.
Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Proxy Contest Defenses
Classified Board vs. Annual Election
AGAINST proposals to classify the board.
FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.
Removal of Directors
AGAINST proposals that provide that directors may be removed only for cause.

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FOR proposals to restore shareholder ability to remove directors with or without cause.
AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
FOR proposals to eliminate cumulative voting.
Calling Special Meetings
AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Acting by Written Consent
AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
FOR proposals to allow or make easier shareholder action by written consent.
Altering Size of the Board
FOR proposals to fix the size of the board.
AGAINST proposals that give management the ability to alter size of the board without shareholder approval.
Tender Offer Defenses
“Poison Pills”
FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.
Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”
Case-by-case basis for management proposals to ratify a “poison pill.”
Fair Price Provisions
Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.
AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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“Greenmail”
FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.
Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.
“Pale Greenmail”
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Requirement to Amend Charter or Bylaws
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
Placement of Equity with “White Squire”
FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.
Other Governance Proposals
Confidential Voting
FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
FOR management proposals to adopt confidential voting.

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Equal Access
FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Bundled Proposals
Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.
Shareholder Advisory Committees
Case-by-case basis for establishing a shareholder advisory committee.
Capital Structure
Common Stock Authorization
Case-by case basis for increasing the number of shares of common stock authorized for issuance.
AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.
Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.
Preferred Stock
AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.
FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.
Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

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“Blank Check Preferred Stock”
FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.
Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.
Debt Restructurings
Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control
FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.
Share Repurchase Programs
FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Tracking Stock
Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.
Compensation of Officers and Directors
Case-by-case basis for director and officer compensation plans.
Management Proposals Seeking Approval to Re-price Options
Case-by-case basis on management proposals seeking approval to re-price options.
Director Compensation
Case-by-case basis on stock-based plans for directors.
Employee Stock Purchase Plans
Case-by-case basis on employee stock purchase plans.

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Amendments that Place a Maximum limit on Annual Grants or Amend
Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).
Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions
Under OBRA
Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).
Approval of Cash or Cash & Stock Bonus Plans
FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.
Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.
“Golden Parachutes” and “Tin Parachutes”
FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.
Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”
Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.
State of Incorporation

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State Takeover Statutes
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).
Reincorporation Proposals
Case-by-case basis on proposals to change the company’s state of incorporation.
Business Combinations and Corporate Restructurings
Mergers and Acquisitions
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.
Corporate Restructuring
Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
Spin-offs
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.
Asset Sales
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.
Liquidations
Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.
Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

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WITHHOLD votes for directors who:
are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)
are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.
attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years sit on more than 10 fund boards
serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)
Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.
New Classes or Series of Shares
FOR creating new classes or series of shares.
Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.
1940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

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Changing a Fundamental Restriction to a Non-fundamental
Restriction
Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.
Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.
Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.
Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.
Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.
Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.
Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.
Authorizing Board to Hire and Terminate Sub-advisors without
Shareholder Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval
Distribution Agreements
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.
Master-Feeder Structure
FOR establishment of a master-feeder structure.

B-17

Changes to Charter
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.
Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.
Shareholder Proposals
Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
For proposals asking that the Chairman be independent.
Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.
Reimbursement of Shareholder for Expenses Incurred
Case-by-case basis for reimbursing proxy solicitation expenses.
FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.
Terminate the Investment Advisor
Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.
Social Issues
Energy and Environment
AGAINST on proposals that request companies to follow the CERES Principles.
FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders’ environmental concerns.

B-18

South Africa
AGAINST on proposals related to South Africa.
FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.
Northern Ireland
AGAINST on proposals related to the MacBride Principles.
FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.
Military Business
AGAINST on defense issue proposals.
FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.
Maquiladora Standards and International Operations Policies
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.
FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.
World Debt Crisis
AGAINST on proposals dealing with Third World debt.
FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.
Equal Employment Opportunity and Discrimination
AGAINST on proposals regarding equal employment opportunities and discrimination.
FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.
Animal Rights
AGAINST on proposals that deal with animal rights.
Product Integrity and Marketing
AGAINST on ceasing production of socially questionable products.
FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

B-19

Human Resources Issues
AGAINST on proposals regarding human resources issues.
FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

B-20

CORVERUS STRATEGIC EQUITY FUND

of
FundVantage Trust

Class A Shares
Class I Shares

PROSPECTUS

September 1, 2009

This prospectus gives vital information about the Corverus Strategic Equity Fund (the “Fund”), including information on investment policies, risks and fees. The Fund is a separate series of FundVantage Trust (the “Trust”) and is advised by Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”). For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND DESCRIPTION

INVESTMENT OBJECTIVE

The Corverus Strategic Equity Fund (the “Fund”), a diversified fund, seeks to achieve high total return (capital appreciation and income). This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed upon 60 days’ written notice to shareholders. The Fund will invest in companies primarily organized or located in the United States.

The Fund’s Adviser combines a macro outlook with a four-step security selection process to create a portfolio of large cap stocks that it believes exhibit attractive earnings growth and valuation characteristics. In order to do so, the Adviser combines a top-down macroeconomic sector allocation approach with a bottom-up stock selection process.

The top-down analysis consists of a review of market and economic data such as interest rates, market volatility levels, inflation expectations and credit spreads to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions.

After its top-down sector analysis is completed the Adviser uses a proprietary quantitative model to narrow the universe of large cap stocks to approximately 150 stocks. These stocks are then narrowed down to approximately 50 stocks that are selected based upon a fundamental review of a variety of security-specific characteristics including: (i) improved business outlook as evidenced by accelerating revenues and earnings; (ii) increasing returns on invested capital evidencing competent management; (iii) positive earnings revisions and earnings surprise signals; and (iv) disparate valuation based on improving fundamentals. Assuming that a stock’s fundamentals prove compelling, further fundamental analysis is conducted to assess the company’s positioning relative to: cyclical conditions, competitive environment, brand franchise and technological advantage.

From these remaining stocks, the Adviser will purchase for the Fund’s portfolio those stocks that it believes to be the most attractive 30-40 stocks based on its sector allocation and stock rating and valuation models.

The Adviser will usually sell a security when the security exceeds pre-determined valuation targets, the security has deteriorating fundamentals or a more attractive investment opportunity exists.

PRINCIPAL RISKS

As with any mutual fund investment, an investment in the Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The Fund is subject to the risks summarized below, which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s net asset value, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The Fund may experience: growth investing risk, liquidity risk, management risk, market risk, opportunity risk, valuation risk and value investing risk.

•	Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

•	A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

•	The Fund’s performance depends on whether the Adviser is successful in pursuing its investment strategy.

INVESTOR PROFILE

Investment in the Fund is targeted to institutional investment plans and individuals seeking to achieve high total return (capital appreciation and income).

1

PERFORMANCE INFORMATION

The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund evaluates its performance as compared to that of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) and the Russell 1000 Index. The S&P 500 is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. stocks, representing about 92% of the total capitalization of the entire U.S. stock market.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A and Class I shares of the Fund. Class A shares have not yet commenced operations.

Shareholder Fees (fees paid directly from your investment):

	Class A	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends
(as a percentage of amount reinvested)	None	None
Redemption Fee (as a percentage of amount redeemed)[2]	2.00%	2.00%
Exchange Fee	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) fees	0.25%	None
Other Expenses	31.14%	31.14%
Total Annual Fund Operating Expenses[3]	32.04%	31.79%
Fee Reductions/Expense Reimbursements[3]	(30.79)%	(30.79)%

Net Total Annual Fund Operating Expenses[3]	1.25%	1.00%

[1]	Reduced for purchases of $50,000 and over. See “Purchase of Shares – Class A Shares – Front-End Sales Charge” for more information.

[2]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 180 days of purchase. A reduced redemption fee of 1.00%, calculated as a percentage of the amount redeemed (using standard rounding criteria), may be charged when you redeem your shares within 360 days of purchase but after 181 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. This fee is retained by the Fund and withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the transfer agent charges a transaction fee of $10.00. Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as distribution (Rule 12b-1) fees or shareholder service fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation shall remain in effect until April 30, 2011, or at an earlier date at the discretion of the Board of Trustees and effective upon ninety (90) days’ written notice to shareholders. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

2

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund’s Class A and $1,000,000 (investment minimum) in Class I Shares over the various periods indicated. Class A shares have not yet commenced operations. The Example assumes that:

•	with respect to Class A, the maximum sales charge is imposed;

•	the return is 5% each year;

•	you reinvested all dividends and other distributions without the imposition of any sales charge;

•	the Fund’s total operating expenses (reflecting contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Class A	$887	$3,631	$7,178	$10,381
Class I	$30,600	$318,591	$696,201	$1,040,628

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class I shares. Class A shares have not yet commenced operations. The Fund’s fiscal year runs from May 1 to April 30. Certain information in the table reflects the financial results of a single Fund share. The total investment return in the table represents the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with this information, appears in the Fund’s 2009 Annual Report. The Fund’s 2009 Annual Report is incorporated by reference into the Fund’s Statement of Additional Information (“SAI”). To request the Fund’s 2009 Annual Report, please call (888) 739-1390 or visit the website www.corverusfunds.com.

Class I
For the Period
June 19, 2008*
to April 30, 2009

Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income	0.08 [1]
Net realized and unrealized loss on investments	(3.22)

Net decrease in net assets resulting from operations	(3.14)

Dividends to shareholders from:
Tax return of capital	(0.03)

Net asset value, end of period	$6.83

Total investment return[2]	(31.44)%[3]
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$1,759
Ratio of expenses to average net assets	1.00%[4]
Ratio of expenses to average net assets without waivers and expense reimbursements	31.79%[4]
Ratio of net investment income to average net assets	1.47%[4]
Portfolio turnover rate	133.18%[3]

*	Commencement of operations.

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

[3]	Not annualized.

[4]	Annualized.

3

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities including preferred stock and securities convertible into common or preferred stock of large capitalization companies. For purposes of this policy, net assets includes borrowings for investment purposes. This policy may be changed upon 60 days’ written notice to shareholders. For purposes of this policy, large capitalization or “large cap” companies are those that have market capitalizations that are consistent with the market capitalizations of the companies included in the S&P 500 and Russell 1000 Indices (the “Indices”), measured at the time of purchase by the Fund. As of June 30, 2009, the Indices included companies with market capitalizations between approximately $685 million and $341 billion. The size of the companies included in the Indices will vary in response to market conditions. The Fund will not automatically sell securities of a company it already owns just because the company’s market capitalization falls below the market capitalization of companies that qualify for inclusion in the Indices. The Adviser combines a macro outlook with a four-step security selection process to attempt to identify companies that achieve consistently strong returns relative to the Indices.

The Fund’s investment process begins with a macro outlook strategy. Under the macro outlook portion of its process, the Adviser groups the ten S&P economic sectors into four macro sectors. The macro sectors are designed to group all economic sectors that are driven by the same macroeconomic variables. Each macro sector is composed of two or three economic sectors, which have their own profile of duration and earnings variability. The Adviser makes sector allocation decisions by evaluating which sectors and industries have the best valuation and earnings characteristics in the current phase of the business cycle.

The security selection process begins with a quantitative analysis on a universe of approximately 1,000 stocks using the Adviser’s Multifactor Alpha Forecast Model. The Adviser then evaluates the resulting universe of approximately 150 stocks for those that generally exhibit the following characteristics:

•	improving business outlook (accelerating revenues and earnings);

•	rising return on invested capital demonstrating competent management;

•	positive earnings estimate revisions as the market re-evaluates the company; and

•	valuation that is a discount relative to improving fundamentals.

Assuming that a stock’s fundamentals prove compelling based on the above, further fundamental analysis is conducted to assess the company’s positioning relative to: cyclical conditions, competitive environment, brand franchise and technological advantage. Next, the Adviser uses its Strategic Sector Allocation Research to determine which sectors should benefit during the current phase of the business cycle. The Adviser then applies its risk management and portfolio optimization techniques to create a portfolio of what the Adviser believes to be the most attractive 30-40 stocks based on its Stock Rating and Valuation System.

Other Investment Strategies and Policies

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements, loans of portfolio securities, the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments (including options contracts). The Fund will maintain asset segregation policies to comply with the current position and the asset coverage requirements of the SEC and its staff. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so.

The Fund may invest in securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund may also hedge overall portfolio exposure through the purchase and sale of index and individual put and call options.

The Fund may invest in shares of exchange traded funds or “ETFs”, whose underlying investments are consistent with the Fund’s investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments in the securities of other investment companies. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Funds, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

The Adviser may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

The Adviser expects the annual portfolio turnover of the Fund to be approximately 100%.

4

Any percentage limitations with respect to the investment of the Fund’s assets are applied at the time of purchase.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888)739-1390. The SAI may also be viewed or downloaded, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

PRINCIPAL RISK INFORMATION

The following is a list of the principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

•	Growth Investing Risk: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Management Risk: As with any managed fund, the Fund’s Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

•	Value Investing Risk: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

5

MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management;, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) is a registered investment adviser located at 411 West Chapel Hill Street, Suite 1100, Durham, North Carolina 27701. As of July 31, 2009, Piedmont had approximately $2.57 billion in assets under management. Piedmont, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. For the fiscal period June 19, 2008 (commencement of operations) to April 30, 2009, Piedmont received no investment advisory fees in light of a contractual expense limitation in place for the Fund. A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Trust, on behalf of the Fund, and Piedmont is provided in the Fund’s semi-annual report to shareholders dated October 31, 2008.

PORTFOLIO MANAGERS

Isaac H. Green, CFA, President and Chief Investment Officer of Piedmont, is the Portfolio Manager for the Fund. Mr. Green co-founded Piedmont in August 2000 and has been the portfolio manager for Piedmont’s Strategic Core Equity strategy since that time. Mr. Green worked at Loomis Sayles and Company, LLC from 1993 to 2000. In 1995, Mr. Green was made a managing partner at Loomis Sayles & Company, LLC and served on its Board of Directors. From 1988 to 1993, Mr. Green worked at NCM Capital Management Group first as Director of Research and later became Director of Investment Management. Mr. Green received an AB from Duke University and an MBA from Columbia University.

Dawn Alston Paige, CFA, Executive Vice President, Director of Fundamental Analysis, co-manages the Fund. Ms. Paige co-founded Piedmont in August 2000. She also serves as portfolio manager of Piedmont’s Value Opportunity strategy. Ms. Paige most recently served as co-manager of the Loomis Sayles Small Cap Value strategy. Ms. Paige began her investment career at Loomis Sayles in 1992 when she joined the recently founded Small Cap Product Group as its first analyst. She became a portfolio manager in 1997. Ms. Paige received her BS in Mass Communications from Virginia Commonwealth University and her MBA in Finance and Accounting from the University of Michigan.

Sumali Sanyal, CFA, Executive Vice President, Director of Quantitative Research, co-manages the Fund. Ms. Sanyal co-founded Piedmont in August 2000. She also serves as portfolio manager of Piedmont’s Market Plus strategy and provides portfolio management support to the Value Opportunity strategy. Ms. Sanyal most recently managed Loomis Sayles’ Quantitative Research Department. She joined Loomis Sayles in 1997 as an associate in the Quantitative Research Department. Ms. Sanyal received her BS and MS in Economics from the University of Calcutta, India, and her MBA in Finance and Management Information Systems from Oakland University.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown on the opposite page is performance information for Piedmont’s Strategic Core Institutional Composite (the “Composite”), a composite of all fully discretionary large cap equity accounts in excess of $3 million. These accounts are managed with the same investment objective as the Fund and are subject to substantially similar investment policies and techniques as those used by the Fund. The Fund’s performance is calculated using the method required by the SEC, which differs from the method used to calculate the performance of the Composite and the accounts included in the Composite. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest and take into account accrued income and realized and unrealized gains and losses. Transactions were recorded on a trade date basis. The Composite for which results are reported is “net” of fees (after deduction of advisory, brokerage and other expenses excluding fees paid separately by the investor such as custody fees). In addition, annual performance results are also presented “gross” of fees. Performance “net” of fees is calculated using a management fee of 0.65% of average daily net assets (“Assets”) on the first $50 million of Assets, 0.50% on the next $50 million of Assets and 0.40% on Assets in excess of $100 million. Prior to June 30, 2004, performance “net” of fees was calculated using a dollar-weighted average fee.

The Composite is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company. Further, the Composite is comprised solely of tax-exempt accounts whose assets exceed $3 million in value. Therefore, the accounts in the Composite were managed without regard to tax consequences. If the Composite were managed with regard to tax consequences, performance may have been negatively affected.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

6

Historical Performance of the Adviser’s Strategic Core Institutional Composite

	Average Annual Total Returns
	1 Year			3 Year			5 Year
	Composite	S&P	Russell	Composite	S&P	Russell	Composite	S&P	Russell
Period End	Net	500	1000	Net	500	1000	Net	500	1000
June 30, 2009	-28.89%	-26.21%	-26.69%	-7.12%	-8.22%	-8.20%	-1.20%	-2.24%	-1.85%

			Composite Assets		Annual Total Returns
		Total
		Firm
		Assets	USD	Number of	Composite	Composite			Composite
Year End		(millions)	(millions)	Accounts	Gross	Net	S&P 500	Russell 1000	Dispersion
2009	*	2,437	1,082	22	3.08%	2.91%	3.16%	4.32%	0.19%
2008		1,831	886	23	-37.86%	-38.07%	-37.00%	-37.60%	0.24%
2007		1,998	1,070	18	13.22%	12.86%	5.49%	5.77%	0.32%
2006		1,371	991	20	15.81%	15.44%	15.81%	15.46%	0.22%
2005		804	491	15	8.22%	7.87%	4.91%	6.27%	0.09%
2004		459	267	10	9.59%	9.28%	10.88%	11.40%	0.04%
2003		306	120	Five or fewer	35.45%	35.11%	28.68%	29.89%	N.A.
2002	**	184	16	Five or fewer	-9.46%	-9.67%	-10.30%	-10.13%	N.A.

*	Non-annualized performance for the period January 1, 2009 through June 30, 2009.

**	Non-annualized performance for the period June 30, 2002 through December 31, 2002.

The results shown above: (1) represent a composite of all fully discretionary, fee paying accounts with substantially similar investment objectives, policies and strategies including those accounts no longer with the firm; (2) are time weighted total rates of return expressed in U.S. Dollars; (3) reflect all income, gains and losses and the reinvestment of any dividends or capital gains without provision for federal or state income taxes; and (4) are shown either “net” of fees or “gross” and “net” of fees (after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor)). All similarly managed accounts have been included in Composite performance data. Certain individual accounts that are subject to investment restrictions, tax, income or other special considerations that constrain the investment process are excluded from the Composite figures shown above. Cash and equivalents are included in performance returns.

The Composite inception date was June 30, 2002.

“Firm” assets include all fee-paying accounts of the Adviser under management.

The “Composite Dispersion” presented is an asset-weighted standard deviation for the accounts included in the Composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual account’s return varies from the mean return for the composite. A high “Composite Dispersion” percentage would indicate greater volatility and thus greater potential risk.

The average market capitalization of portfolios in the Composite may differ from the weighted average market capitalizations of the indexes. Additionally, the volatility of the S&P 500 and Russell 1000 indices may be greater or less than the volatility of the separate accounts in the Composite.

A complete list and description of each of the Adviser’s composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. The Adviser’s fees are described in the Adviser’s Form ADV Part II. Additional information about the Composite, its calculation methodology and the Adviser’s fees are available upon request by calling the Adviser at (919) 688-8600.

The information above has not been audited by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, and PwC does not express an opinion thereon.

7

SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

**	PFPC Trust Company will be renamed PNC Trust Company effective June 7, 2010.

8

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”). The Fund values its assets based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service.

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Fund’s Valuation Committee. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares and Class I shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are for individuals, corporate investors and retirement plans. Class I shares are only available to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class I

Initial sales charge of 5.75% or less	No initial sales charge

No deferred sales charge	No deferred sales charge

Higher annual expenses than Class I shares due to distribution fee	Lower annual expenses than Class A shares due to no distribution fee

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Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Underwriter”). You can purchase Class A shares or Class I shares of the Fund through certain broker-dealers, or directly through the Transfer Agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

Purchase Amounts	Class A	Class I
Minimum initial investment:	$2,500	$1,000,000
Minimum additional investments:	$250	None
Automatic Investment Plan initial investment:	$1,000	Not Available
Automatic Investment Plan monthly minimum:	$100	Not Available

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession
	Percentage of	Percentage of Net	as a Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price
$0 – $49,999	5.75%	6.10%	5.25%

$50,000 – $99,999	4.75%	4.99%	4.25%

$100,000 – $249,999	3.75%	3.90%	3.25%

$250,000 – $499,999	3.00%	3.09%	2.50%

$500,000 – $999,999	2.00%	2.04%	1.50%

$1,000,000 or more	0%	0%	0%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or PNC Global Investment Servicing, as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity, (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the

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Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or PNC Global Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PNC Global Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or PNC Global Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund’s website at www.corverusfunds.com or consult your broker or financial intermediary. The website provides links to information on sales charges, free of charge and in a clear and prominent format.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

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TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to PNC Global Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $2,500 with respect to Class A shares and at least $1,000,000 with respect to Class I shares. Mail the application and your check to:

Regular mail:	Overnight mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
(888) 739-1390

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

By Wire

To make a same-day wire investment, call toll-free (888) 739-1390 before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $2,500 with respect to Class A shares and at least $1,000,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that days’ price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account — By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: Corverus Strategic Equity Fund and Share Class:
FBO: Shareholder name and account number

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $250 for Class A shares. Mail the slip and your check to:

Regular mail:	Overnight mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
(888) 739-1390

By Wire

Call toll-free (888) 739-1390. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account — By Wire.” Your bank may charge a wire fee. Please make sure your wire is for at least $250 for Class A shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A shares with a $1,000 initial purchase and a $100 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (888) 739-1390 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $100. The

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Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (888) 739-1390.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above servicing fees (including networking and sub-transfer agency fees) which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees that vary depending on the dollar amount of shares sold.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, financial intermediaries and their representatives may have financial incentives for recommending

13

a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 30 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

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REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, PNC Global Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of up to 2.00% on proceeds redeemed within 360 days of their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within the first 180 days of their acquisition and 1.00% for redemptions between 181 and 360 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The redemption fee will not be charged on the following transactions:

•	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended and nonqualified plans);

•	Redemptions requested within 180 days following the death or post-purchase disability of the shareholder;

•	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

•	Shares acquired through the reinvestment of distributions (dividends and capital gains);

•	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

•	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail, write a letter of instruction that includes:

•	The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

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•	Mail your request to:

Regular mail:	Overnight mail:
Corverus Strategic Equity Fund	Corverus Strategic Equity Fund
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
(888) 739-1390

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 739-1390. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PNC Global Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 739-1390 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee on proceeds redeemed within 360 days following their acquisition (see “Redemption of Shares – Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

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TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $2,000 worth of shares in your Class A account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $2,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $500,000.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (888) 739-1390 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (888) 739-1390.

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SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 739-1390.

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A shares reflecting transactions made during the quarter;

•	monthly account statements for Class I shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year;

•	tax information, which will be mailed each year by the IRS deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (888) 739-1390 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain

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dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund’s SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

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CORVERUS STRATEGIC EQUITY FUND
of
FundVantage Trust

(888) 739-1390

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (888) 739-1390 or on the Fund’s website www.corverusfunds.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 739-1390 or on the Fund’s website www.corverusfunds.com.

Shareholder Inquiries

Answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Corverus Strategic Equity Fund
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(888) 739-1390
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

CORVERUS STRATEGIC EQUITY FUND
OF
FUNDVANTAGE TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2009
This Statement of Additional Information (“SAI”) provides information about the Corverus Strategic Equity Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated September 1, 2009 as amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Trust at (888) 739-1390 or on the Fund’s website at www.corverusfunds.com.

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund is further divided into Class A and Class I Shares. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
INVESTMENT POLICIES
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.
Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.
The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending

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settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.
COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.
CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.
CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the investment adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest rated securities that are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured... interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay

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interest and repay principal... whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal...than in higher rated categories.”
The Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on a nationally recognized statistical ratings organization’s (an “NRSRO”) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba1” or lower by Moody’s or “BB+” or lower by S&P or Fitch) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s net asset value (“NAV”) and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market.

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For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the investment adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A — Description of Securities Ratings.”
In selecting below-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The investment adviser continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Fund’s investment adviser will consider whether the Fund should continue to hold the security.
In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

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DERIVATIVE INSTRUMENTS. In pursuing its objective, the Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities and securities indexes, for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategy. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.
Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, is not subject to registration or regulation as such under the CEA. The investment adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate

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right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The

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writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.
ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues

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inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable. These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to such ETFs, including that such investment

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companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.
There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
Although the investment adviser believes that in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.
TAX RISK. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”). To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.
MONEY MARKET FUNDS. The Fund may invest in money market mutual funds, within the limits prescribed by the 1940 Act. (See “Investment Company Securities and Exchange Traded Funds” above.)
PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments

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on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.
SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.
SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A

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short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government Obligations are not guaranteed against price movements due to fluctuating interest rates.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

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MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.
On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.
In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie

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Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser, as the case may be, determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund may not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds).
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages,

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including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on

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transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.
Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.
WARRANTS TO PURCHASE SECURITIES. The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

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WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC, requires that a Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund.”
TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
PORTFOLIO TURNOVER. The Investment Adviser expects the annual portfolio turnover of the Fund to be approximately 100%.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.

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The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.
The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days’ prior to its posting on the website. In addition to its schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days’ prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.
The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the investment adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the investment adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
Before any non-public disclosure of information about the Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.

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The Fund may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Fund’s, or an investment adviser’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a rating or ranking agency such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”).. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information without specific authorization. The Fund’s investment adviser and service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.
As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
Under no circumstances may the Fund or the investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or the Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

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          1. Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government Obligations will be treated as U.S. Government Obligations;
          2. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
          3. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);
          4. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
          5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
          6. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;
          7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
          8. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.
          9. Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
          10. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

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          11. Purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
TRUSTEES AND OFFICERS
The following tables present certain information regarding the Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or PFPC Distributors, Inc., the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

				Number of
				Funds in
			Principal	Fund	Other
	Position(s)	Term of Office	Occupation(s) During	Complex	Directorships
Name and	Held with	and Length of	Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee and officer since 2006.	Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to Present; Director of PFPC Distributors, Inc.	10	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of PNC Global Investment Servicing from March 2008 to present; President, PNC Global Investment Servicing 2003 to 2008.	10	None

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				Number of
				Funds in
			Principal	Fund	Other
	Position(s)	Term of Office	Occupation(s) During	Complex	Directorships
Name and	Held with	and Length of	Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	10	WT Mutual Fund (15 portfolios); Optimum Fund Trust (6 portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	10	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	10	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Wynne is an “interested Trustee” of the Trust because he owns shares of the PNC Financial Services Group, Inc. (“PNC Financial Services”), of which the Underwriter is an indirect, wholly-owned subsidiary. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of PNC Financial Services or one or more subsidiaries of PNC Financial Services which may be deemed to control, be controlled by or under common control with the Underwriter.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Fund’s investment adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

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EXECUTIVE OFFICERS

	Position(s)	Term of	Principal
	Held	Office and	Occupation(s)
Name and	with	Length of	During Past
Date of Birth	Trust	Time Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of PNC Global Investment Servicing (U.S.) Inc. since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. and predecessor firms since 1995.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.

DAVID C. LEBISKY Date of Birth: 5/72	Secretary	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. since January 2002.
RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund’s financial operations and performance, oversee the activities and legal compliance of the Fund’s investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Mansur, Christian and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the Chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times a year. The Audit Committee met twice during the fiscal year ending April 30, 2009.
NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and

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indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2009.
The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 5% of the Fund’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the Chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2009.
SECURITY AND OTHER INTERESTS. As of December 31, 2008, none of the Trustees beneficially owned equity securities in the Fund and in all registered investment companies overseen by the Trustee within the Fund Complex. As of the same date, none of the Trustees or officers of the Trust owned in excess of 1% of any class of outstanding shares of the Fund.
COMPENSATION. For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; and (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $2,500 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each Chairman of a committee is paid an additional annual retainer of $1,000. The Trust also reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees.

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The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal year ended April 30, 2009.

				Total
	Aggregate	Pension or Retirement	Estimated Annual	Compensation
Name of Independent	Compensation	Benefits Accrued as Part	Benefits upon	from the Trust
Trustee	from the Trust	of the Trust’s Expenses	Retirement	Complex
ROBERT J. CHRISTIAN	$15,750	$0	$0	$15,750
IQBAL MANSUR	$16,000	$0	$0	$16,000
DONALD J. PUGLISI	$14,500	$0	$0	$14,500
CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Fund, the investment adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the investment adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.
On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Board of Trustees has adopted the investment adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the investment adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The investment adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.
The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

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The investment adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the investment adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The investment adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The investment adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the Fund at (888) 739-1390 or on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of August 6, 2009, the New York Life Progress-Sharing Investment Program Trust U/A Dated 9/7/1999, located at 51 Madison Avenue, New York, New York 10010, owned of record 94.07% of the outstanding shares of the Fund.
As of August 6, 2009 the only persons known by the Fund to own of record beneficially 5% or more of the outstanding shares of any class of the Fund are provided below. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1.00% of any class of outstanding shares of the Fund.

		Percentage
Name and Address of	Number of Shares Held	of Class I Shares
Owner	of Record or Beneficially	Owned
Maria J. Mauceri Trustee	246,032.03	94.07%
New York Life Progress-Sharing Investment Program Trust U/A DTD 9/7/99 51 Madison Avenue Room 511 New York, NY 10010-1603

PNC Global Trust Co Cust	15,502.04	5.93%
R/O FBO Isaac H. Green Piedmont Investment Advisor LTD POA 411 W. Chapel Hill St. Durham, NC 27701-3616

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INVESTMENT ADVISORY SERVICES
Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) is a registered investment adviser located at 411 West Chapel Hill Street, Suite 1100, Durham, North Carolina 27701. Piedmont, founded in 2000, is a limited liability company formed under the laws of North Carolina. In addition to serving as the investment adviser to the Fund, Piedmont provides portfolio management services to individuals, corporate and municipal pension plans, charitable foundations and academic endowments. As of July 31, 2009 Piedmont had approximately $2.57 billion in assets under management.
Piedmont Asset Management, LLC, 411 West Chapel Hill Street, Suite 1100, Durham, NC 27701, owns greater than 50% of the outstanding voting securities of Piedmont and is presumed to control the investment adviser. Isaac Green, 411 West Chapel Hill Street, Suite 1100, Durham, NC 27701, owns greater than 75% of IHG Management Co., 411 West Chapel Hill Street, Suite 1100, Durham, NC 27701, which owns greater than 50% of Piedmont Asset Management, LLC. Legato Venture Partners, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104, and North Carolina Mutual Life Insurance Company, 411 West Chapel Hill Street, 12th Floor, Durham, NC 27701, each own more than 10% of the Adviser and may be deemed affiliated persons of the Adviser under Section 2(a)(3) under the Investment Company Act of 1940.
Pursuant to an investment advisory agreement between the Trust and the Adviser dated June 18, 2008, the Adviser, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with their investment objective, policies and limitations (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of their assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.65% of the average daily net assets of the Fund. For the fiscal period June 19, 2008 (commencement of operations) to April 30, 2009, Piedmont was entitled to advisory fees of $4,483. In light of the contractual expense limitation of the Fund, Piedmont waived its entire advisory fee and reimbursed expenses in the amount of $212,468.
Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of any officers and the Interested Trustees who are affiliated with the Adviser and the salaries of all personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.
Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

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PORTFOLIO MANAGERS
The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Mr. Green and Mmes. Paige and Sanyal, who are the portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund for the fiscal year ended April 30, 2009;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts for the fiscal year ended April 30, 2009; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of April 30, 2009.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Isaac Green, Dawn Alston Paige and Sumali Sanyal, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of April 30, 2009.

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			Number of Accounts	Total Assets
	Total Number		Managed subject to a	Managed subject to a
Types of	of Accounts	Total Assets	Performance Based	Performance Based
Accounts	Managed	(million)	Advisory Fee	Advisory Fee (million)
Isaac Green
Registered Investment Companies	2	$12	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	32	$1,269	0	$0
Dawn Alston Paige
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$89	0	$0
Sumali Sanyal
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$375	0	$0
Material Conflicts of Interest. Potential conflicts of interest may arise because Piedmont engages in portfolio management activities for other clients. Piedmont uses a model portfolio management approach in which all accounts are mirrored to a selected model creating substantially equal treatment in terms of investment strategy and investment opportunity. Piedmont’s trading allocation policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated if possible. If a block trade is filled in different lots with the same broker, where possible, Piedmont will arrange for these trades to be average priced to ensure that all the accounts executed at one broker receive the same price.
Compensation. Piedmont offers direct ownership, profit sharing and performance bonuses to all professionals. The Performance Bonus rewards the portfolio manager for having one- and three-year performance that meets or exceeds objectives for excess return for a particular strategy (i.e., all accounts in a particular strategy). The Performance Bonus is based on the information ratios generated by all strategies managed by the individual. Information ratio is a measure of value added by the manager. It is the ratio of (annualized) excess pre-tax return above the benchmark for the strategy (S&P 500 or Russell 1000) to (annualized) tracking error. The one-year performance bonus is calculated by taking half of the strategy’s realized information ratio for the past one year. The three-year performance bonus is calculated by taking 100% of the strategy’s realized information ratio for the past three years. Five-year performance bonuses will be adjusted based on how the five-year pre-tax performance compares to a peer universe. The portfolio manager is eligible to receive bonuses based upon the growth of the firm.
Ownership of Shares of the Fund. As of April 30, 2009 Isaac Green beneficially owned $100,001 to $500,000 of equity securities in the Fund.

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ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and directors’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files, and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. PNC Global Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of PNC Financial Services.
The table below sets forth the administration and accounting service fees, as well as any fee waiver, paid by the Fund to PNC Global Investment Servicing for the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Administration and Accounting Fee	$73,968

[1]	The Fund commenced operations on June 19, 2008.

ADDITIONAL SERVICES PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company (the “Custodian”), which will be renamed PNC Trust Company effective June 7, 2010 and located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153 serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.
TRANSFER AGENT. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

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BROKERAGE ALLOCATION AND OTHER PRACTICES
Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.
The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.
Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
For the fiscal period ended April 30, 2009, the fund did not pay any brokerage commissions to an affiliate of the Trust. For the fiscal period June 19, 2008 (commenced of operations) to April 30, 2009, the Fund paid $6,977 in brokerage commissions.

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN
PFPC Distributors, Inc. (the “Underwriter”), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously. Nicholas M. Marsini, Jr. and Stephen M. Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly receive benefits from the underwriter fees paid to the Underwriter and may be deemed to have a direct or indirect financial interest in the operations of a Fund’s plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).
Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Underwriter receives fees under the 12b-1 Plan, the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A Shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Class I Shares. The Trustees of the Trust have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Class A Shares.
The Underwriter was paid $0 as the aggregate commission on sales of Class A Shares of the Fund for the fiscal period June 19, 2008 (commencement of operations) to April 30, 2009.
The Underwriter retained $0 in commissions on sales of Class A Shares of the Fund for the fiscal period June 19, 2008 (commencement of operations) to April 30, 2009.
The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any 12b-1 Plan of the Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Fund) on 60 days’ written notice to the Underwriter;

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or (ii) by the Underwriter on 60 days’ written notice to the Fund. The Underwriter will be compensated for distribution services according to the 12b-1 Plan regardless of the Underwriter’s expenses. If such compensation exceeds the Underwriters expenses, the Underwriter may realize a profit from these arrangements.
The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.
The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Class A Shares of the Fund’s average net assets, except with respect to limitations set from time to time by the Board of Trustees.
Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Class A Shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.
The Underwriter was paid distribution fees of $0 by the Fund for the fiscal period June 19, 2008 (commencement of operations) to April 30, 2009.
During the fiscal period ended April 30, 2009, the Underwriter incurred the following expenses in connection with distribution under the 12b-1 Plan:

Printing and
		Mailing of				Interest,
		Prospectuses to				Carrying or
		other Than	Compensation	Compensation	Compensation	other
		Current	to	to Broker-	to Sales	Financing
	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges
Class A	$0	$0	$0	$0	$0	$0
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers separate classes of shares of the Fund: Class A and Class I Shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to their respective 12b-1 Plan pursuant to which the distribution fee may be paid.

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The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A Shares will be reduced by such amount to the extent the Fund has undistributed net income.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.
The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by PNC Global Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.
In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

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DIVIDENDS
Dividends from the Fund’s net investment income are declared and paid annually to shareholders. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, if any, after deducting any available capital loss carryovers, are declared and paid annually.
A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.
TAXATION OF THE FUND
The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

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The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required to be distributed.
QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) the Fund derives at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversifies its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distributes for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

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The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

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EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.
If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Fund may engage in a reorganization in the future.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

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A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.
The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

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The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

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In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

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SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income

44

taxes paid by them. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by it will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITS. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Fund, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt-shareholders. See “Tax-Exempt Shareholders.”
DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Non-corporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2011. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

45

Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.
PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. Any loss disallowed under the wash sale rules will be allocated to the shareholder’s basis in the newly purchased shares. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.
Shareholders are urged and advised to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States) of the non-U.S. shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the

46

distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).
All non-U.S. shareholders are urged and advised to consult their tax advisors as to the tax consequences of an investment in the Fund.
TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.
Tax-exempt shareholders are urged and advised to consult their tax advisors as to the tax consequences of an investment in the Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

47

Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

48

FINANCIAL STATEMENTS
The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended April 30, 2009 (the “Annual Report”) are incorporated by reference into this SAI. The 2009 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers, LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by refence herein. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the Trust at (888) 739-1390 or on the Fund’s website at www.corverusfunds.com.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-1

S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-2

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) — This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“D” (Default) — This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

A-3

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

A-4

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

A-5

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:
“AAA” — Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

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“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” — Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” — Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
“C” — Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
Specific limitations relevant to the corporate obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.

Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”),

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Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.

Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

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Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months — such as a lengthy regulatory approval process — would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period — for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

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“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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APPENDIX B
PROXY VOTING POLICY
Introduction
Under rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies. Following are Guidelines and Policies set forth by Piedmont Investment Advisors to fulfill the requirements in the Act.
Proxy Policy
Piedmont Investment Advisors, LLC has the fiduciary obligation at all times, to place the best interest of advisory clients (plan participants and beneficiaries in the case of ERISA accounts) as the sole consideration when voting proxies of portfolio companies. Piedmont Investment Advisors retains the right to vote proxies as deemed appropriate, and may vote proxies through an independent third party. Piedmont Investment Advisors currently uses the Institutional Shareholder Services (“ISS”). Proxy issues shall receive consideration based on all relevant facts and circumstances. As a general rule, Piedmont Investment Advisors shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interest between management and shareholders, or reduce the value of shareholders’ investments.
It is Piedmont Investments’ policy to fully comply with ERISA’s requirements regarding proxy voting. Therefore, with respect to ERISA accounts for which Piedmont is an investment manager, Piedmont Investment will act prudently and solely in the interest of the participants and beneficiaries of each such account. Piedmont Investment’s policy and procedures regarding proxy voting may be amended from time to time to reflect developments in applicable law.
Some ERISA accounts for which Piedmont Investment Advisors is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must provide Piedmont Investment Advisors with a plan document that expressly precludes Piedmont Investment Advisors from voting proxies. In the absence of such documentation, Piedmont Investment Advisors has the legal responsibility and the obligation to vote for its ERISA accounts.
Proxy Review Committee: Piedmont Investment Advisors has established a Proxy Review Committee that has enlisted the services of ISS, to assist with the analysis of voting issues and to carry out the actual voting process. The Proxy Committee considers its fiduciary responsibility to all clients when addressing proxy issues and provides voting instructions to ISS accordingly, taking into account the general policies outlined above. All applicable research, analysis, and other information used by Piedmont Investment Advisors shall be maintained in the same manner and adhered to the applicable laws and regulations for voting client proxies.
Purpose of Proxy Review Committee
a. The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party (currently ISS) to assure that such votes are consistent with (i) PIA’s fiduciary duty, (ii) the best interest of advisory clients, (iii) the guidelines published by the independent third party and adopted by Piedmont, and (iv) these Proxy Voting Policies.
b. The Proxy Review Committee will meet monthly to review proxy votes for the past month and upcoming proxy votes. Any votes that appear inconsistent with established Policies will be reported to PIA’s Chief Investment Officer (CIO) immediately.
c. The Proxy Review Committee will gather all information it needs to determine how to vote proxies that deviate from guidelines and policies. The Proxy Review Committee will communicate it findings to the Chief

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Investment Officer. The Proxy Review Committee will make a decision on the Issues and submit a new vote that reflects its interpretation of the Issues to the proxy voting service to be executed.
d. The Proxy Review Committee shall report its monitoring activities to the Management Committee, on a quarterly basis.
Proxy Administrator: Piedmont Investment Advisors has appointed an individual to serve as Proxy Administrator. The Proxy Administrator or its designee will receive, sort, and process proxy materials. The Proxy Administrator maintains adequate proxy voting record keeping systems and provides the Proxy Review Committee with detailed reports regarding proxy voting activities.
In the situations where the proxy voting decision may deviate from Piedmont’s standard and / or is for more of an extenuating circumstance and additional information is needed for deciding how to vote, the Proxy Administrator will address the issue and provide the additional research information to the Management Committee, which meets more regularly than the monthly meeting of the Proxy Review Committee. All relevant information will be considered by the Proxy Review Committee in deciding if a new vote is warranted and in the best interest of clients.
ERISA Accounts: As a general matter, the policies stated above also apply to ERISA accounts. The Proxy Review Committee must act prudently, solely in the interest of ERISA account plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them.
In compliance with the U.S. Department of Labor, the Piedmont Investment Advisors, LLC/Proxy Administrator and the Proxy Service maintains applicable records regarding proxy voting for ERISA accounts. The Proxy Administrator documents all proxy responses voted on by ISS on our behalf. Periodic reports will be provided to the Proxy Review Committee. The specified committee reviews the voting decisions to make certain that proxy issues are voted in accordance with ERISA and Piedmont proxy voting requirements. Any voting decision that deviates from Piedmont standard policies shall be further analyzed, and a final decision acclaimed and detailed in the administrator’s periodic proxy reports.
To the extent the Proxy Review Committee departs from the general policies outlined above, then additional guidance may be sought by Piedmont Investment Advisors’ outside Legal Counsel, and as required the records shall reflect the Proxy Review Committee’s reasons for such action. All research and other data relied upon for that decision shall be retained.
Proxy Voting Service: Piedmont Investment Advisors, LLC currently subscribes to ISS’s Corporate Governance Service, which enables the formulation and updating of proxy voting guidelines, efficiently scheduling proxy voting and making sound voting decisions on corporate governance matters at U.S. corporations. Annually Piedmont reviews the guidelines provided to ISS and amends if deemed necessary. The guidelines that we provide to ISS are what they use to execute the actually voting process. Piedmont provides to ISS on a weekly basis a list of holdings to ensure the voting of any company proxies that are held in our clients’ portfolios.
ISS provides research and recommendations to the Proxy Administrator on the issues that would be considered extenuating. The Proxy Administrator, in turn meets with the Proxy Review Committee and Management Committee to address the voting decision.
Each client may obtain information on how proxies were voted for the client’s account by contacting Dawn Alston Paige, Proxy Administrator, at 919-688-8600 or by email: cmpare@piedmontinvestment.com. Piedmont Investment Advisors, LLC will not disclose proxy votes for a client to third parties, unless specifically requested, in writing by the client. However, to the extent that Piedmont Investment Advisors may serve as a sub-adviser to another adviser to a client, Piedmont Investment Advisors will be deemed to be authorized to provide proxy voting records on such client accounts to that adviser.

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U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 15, 2009
Copyright © 2009 by RiskMetrics Group.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management       |      RiskMetrics Labs      |      ISS Governance Services      |      Financial Research & Analysis
www.riskmetrics.com

1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

–	Degree to which absences were due to an unavoidable conflict;

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary. In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals

•	Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

–	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

–	Reimbursement of income taxes on executive perquisites or other payments;

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

–	Inclusion of additional years of service not worked that result in significant payouts; -Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:
–	Excessive “make whole” provisions;

–	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:
–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:

–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

WHV
INTERNATIONAL EQUITY FUND

of
Fundvantage Trust

Class A Shares
Class I Shares

PROSPECTUS

September 1, 2009

This prospectus gives vital information about the WHV International Equity Fund (the “Fund”), including information on investment policies, risks and fees. The Fund is a separate series of FundVantage Trust (the “Trust”) and is advised by Wentworth, Hauser and Violich, Inc. (“WHV” or the “Adviser”) and sub-advised by Hirayama Investments, LLC (the “Sub-Adviser”). For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND DESCRIPTION

INVESTMENT OBJECTIVE

The investment objective of the WHV International Equity Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The portfolio manager uses a top-down approach to identify sectors and industries that the portfolio manager deems favorable for investment, rather than focusing on the particular country of origin of an issuer. After selecting sectors where the portfolio manager believes demand will exceed supply over time, the portfolio manager focuses on individual industries and securities. Securities are selected based on their potential for long-term earnings growth. The portfolio manager typically constructs a portfolio of securities it believes exhibit strong earnings and growth momentum and has exceeded the expectations of securities analysts. The Fund normally invests its assets in equity securities of larger non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

The portfolio manager may sell a portfolio security if it believes the fundamentals of the sector, industry, region, country or issuer are deteriorating; deems that the security has become overvalued; develops concerns about the accounting practices or management of the issuer; or determines that better investment opportunities are available.

PRINCIPAL RISKS

The Fund is subject to the risks summarized below, which are further described under “Principal Risk Information.” These risks could adversely affect the Fund’s net asset value, yield and total return.

•	It is possible to lose money by investing in the Fund.

•	The Fund is subject to the additional risk of investing in foreign markets and is also subject to the risk of losses caused by changes in foreign currency exchange rates.

•	The Fund may also invest in securities of companies operating in emerging market countries. Securities of such companies may be more volatile than securities of companies operating in more developed markets and therefore may involve greater risks.

•	The securities in which the Fund invests may also be subject to liquidity risk, management risk, market risk, opportunity risk and valuation risk.

•	Investing significant assets in securities of issuers in one or more sectors of the economy or stock market could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

•	The performance of the Fund will depend on whether the Adviser is successful in pursuing its investment strategy.

INVESTOR PROFILE

Investment in the Fund may be suitable for long-term investors who seek growth of capital.

PERFORMANCE INFORMATION

The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund evaluates its performance as compared to that of the MSCI EAFE Index (Europe, Australasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of June 2009, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

1

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A and Class I shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
	Class A	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) imposed on Reinvested Dividends (as a percentage of amount reinvested)	None	None
Redemption Fee (as a percentage of amount redeemed)[2]	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	None
Other Expenses	162.68%	162.68%
Total Annual Fund Operating Expenses[3]	163.93%	163.68%
Fee Reductions/Expense Reimbursements[3]	(162.43)%	(162.43)%

Net Total Annual Fund Operating Expenses[3]	1.50%	1.25%

[1]	Reduced for purchases of $50,000 and over. See “Purchases of Shares – Class A Shares – Front-End Sales Charge” for more information.

[2]	The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem your shares within 180 days of purchase. This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee also is intended to discourage short-term trading of the Fund’s shares. This fee is retained by the Fund and withheld from redemption proceeds. See “Redemption of Shares – Redemption Fee” for more information. If you redeem your shares by wire transfer, the transfer agent charges a transaction fee of $10.00. Purchases and redemptions not made directly through the Fund may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[3]	The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to 1.50% with respect to Class A and 1.25% with respect to Class I of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2012, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund’s Class A shares and $500,000 (minimum investment) in Class I shares over the various time periods indicated. The Example assumes that:

•	with respect to Class A, the maximum sales charge is imposed;

•	the return is 5% each year;

•	you reinvested all dividends and other distributions without the imposition of any sales charge;

•	the Fund’s total operating expenses (reflecting applicable contractual fee reductions or reimbursements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

2

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years

Class A	$911	$1,022
Class I	$16,555	$19,827

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class I shares. Class A shares have not yet commenced operations. The Fund’s fiscal year runs from May 1 to April 30. Certain information in the table reflects the financial results of a single Fund share. The total returns in the table represent the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Fund’s 2009 Annual Report. The Fund’s 2009 Annual Report is incorporated by reference into the Fund’s Statement of Additional Information (“SAI”). To request the Fund’s 2009 Annual Report, please call (888) 948-4685 (WHV-INTL).

For the Period
December 19, 2008*
to April 30, 2009
Class I

Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income	0.07[1]
Net realized and unrealized gain on investments	2.37[1]

Net increase in net assets resulting from operations	2.44

Net asset value, end of period	$12.44

Total investment return[2]	24.40%[3]

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$191
Ratio of expenses to average net assets	1.25%[4]
Ratio of expenses to average net assets without waivers and expense reimbursements	163.68%[4]
Ratio of net investment income to average net assets	1.73%[4]
Portfolio turnover rate	11.10%[3]

*	Commencement of operations.

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

[3]	Not annualized.

[4]	Annualized.

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ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests its assets in equity securities of larger non-U.S. companies located in countries with developed markets. The Fund also may invest in companies domiciled in emerging markets. Emerging markets include, but are not limited to, countries in Latin and South America, Africa, Asia and Eastern Europe. The Fund may invest directly in foreign securities or indirectly through shares of American Depository Receipts (“ADRs”), International Depository Receipts, Global Depository Receipts and European Depository Receipts (together, “Depository Receipts”). Depository Receipts are certificates evidencing ownership of shares of an issuer, which are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian or similar financial institution in the issuer’s home country. The Fund will invest at least 80% of its total assets in a diversified portfolio of equity or equity-related securities. This policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders.

The Fund classifies a company’s country of origin by where it is domiciled for tax purposes. This may mean that, in certain instances, a company in which the Fund invests may be domiciled for tax purposes in a foreign (non-U.S.) country but may nonetheless have substantial operations in or derive revenue from sales made or services provided in the U.S.

The portfolio manager uses a top-down approach to identify sectors and industries for investment that will benefit from existing supply and demand imbalances, rather than focusing on the particular country of origin of an issuer. The Fund may focus its investments in one or more sectors or industries. The investment process begins by analyzing the growth potential of ten global economic sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities. The portfolio manager forecasts macroeconomic factors for each sector and weights each sector based on its assessment of upside potential and downside risk. Not all sectors may be represented in the final portfolio. The portfolio manager particularly focuses on identifying sectors where it believes demand will exceed supply over time. The portfolio manager then analyzes specific industries and countries, which results in a universe of approximately 700 foreign securities and Depository Receipts from which to select securities.

The securities selection process attempts to identify securities with potential for long-term dynamic earnings growth. Following sector/industry selection the portfolio manager applies quantitative valuation modeling and sell-side research to narrow the universe to securities with the desired earnings per share and growth estimates. The portfolio manager then applies qualitative research on the remaining securities, which includes analyzing income and balance sheet ratios and comparing the ratios to previous quarters to identify growth trends. It is anticipated that the Fund’s portfolio will consist of securities that the portfolio manager believes have the greatest potential for superior earnings growth over the long term.

Other Investment Strategies and Policies

The Fund may invest in shares of exchange traded funds or “ETFs” whose underlying investments are consistent with the Fund’s investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The Investment Company Act of 1940, as amended (the “1940 Act”) limits investments in the securities of other investment companies. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

The portfolio manager may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

The investments and strategies discussed above are those that the portfolio manager will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s Statement of Additional Information (“SAI”).

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

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Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 948-4685 (WHV-INTL). The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov.

PRINCIPAL RISK INFORMATION

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

•	Foreign Security Risks: The Fund invests in securities of foreign issuers, including ADRs. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

•	Currency Risk. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

•	Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

•	Foreign Tax Risk. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

•	Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

•	Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets and nationalization of assets.

•	Emerging Market Risk: The risk associated with investing in securities of companies located in less developed countries, also known as emerging markets. Some foreign markets in which the Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See “Foreign Security Risks” above. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Investing in small-cap companies and certain foreign securities may carry a greater liquidity risk than investing in larger companies or domestic securities.

•	Management Risk: As with any managed fund, the Adviser or Sub-Adviser may not be successful in

5

selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Sector Risk: The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

•	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

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MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER AND SUB-ADVISER

Wentworth, Hauser and Violich, Inc. (“WHV” or the “Adviser”) is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California 94111-3203. WHV was founded in 1937 and, in addition to serving as investment adviser to the Fund, provides portfolio management services to individuals, public and private pension plans, corporations, Taft-Hartley funds, charitable and educational endowments, foundations and other investment companies. As of June 30, 2009, WHV had approximately $9.8 billion in total assets under management. WHV, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.

Hirayama Investments, LLC (the “Sub-Adviser”) is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California 94111-3203. The Sub-Adviser provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund.

For its services as investment adviser to the Fund, the Fund pays WHV an investment advisory fee of 1.00% of the Fund’s average daily net assets. For its services as sub-adviser to the Fund, WHV pays the Sub-Adviser a sub-advisory fee of up to 70% of the investment advisory fee. For the fiscal period ended April 30, 2009, the Fund paid no investment advisory fees in light of a contractual expense limitation in place for the Fund.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, on behalf of the Fund, and WHV and the sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund, is provided in the Fund’s annual report to shareholders for the fiscal period ended April 30, 2009.

PORTFOLIO MANAGER

Richard K. Hirayama, Managing Member of Hirayama Investments, LLC (Senior Vice President of WHV) is responsible for the day-to-day management of the Fund. Mr. Hirayama developed the WHV International Equity strategy at WHV and has been the strategy’s lead portfolio manager since 1995. In June 2008, Mr. Hirayama and WHV created Hirayama Investments, LLC to act as the exclusive sub-advisor to the strategy. He also serves as one of four portfolio managers for the WHV Small Cap Equity strategy. Before joining WHV in 1990, Mr. Hirayama held security analyst and portfolio manager positions at Associated Capital Investors from 1988-1990 and Bank of America Investment Management Company from 1983-1988. He received his BA and MBA degrees from the University of California, Berkeley.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Fund.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown on the opposite page is performance information for the WHV International Equity Composite (the “Composite”). The Composite includes all non-wrap accounts invested in the WHV International Equity strategy, a portfolio of primarily international equity growth stocks that is expected to generate long-term capital appreciation. These accounts are managed with the same investment objective as the Fund, and are subject to substantially similar investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The WHV International Equity Strategy was developed by Mr. Hirayama in 1995 when he was employed by WHV. Mr. Hirayama has implemented the strategy as an employee of WHV and, effective June 2008, managed the Composite accounts pursuant to a sub-advisory agreement with the Sub-Adviser, an affiliate of WHV, with whom Mr. Hirayama is now employed. The sub-advisory arrangements between WHV and the Sub-Adviser provide for the Sub-Adviser to provide its services exclusively to WHV.

The Composite for which results are reported is “gross” and “net” of fees (after deduction of the management fee from the Composite’s gross of fee monthly return). The net of performance fee is calculated using the highest annual fee that WHV charges to accounts included in the Composite, divided by 12. However, WHV uses a tiered fee schedule where the annual management fee decreases as the value of assets under management in a particular account increases. Because the net of fee calculation does not reflect WHV’s tiered fee schedule, the net of fee results may not reflect actual results for accounts in the Composite.

The Composite is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

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Historical Performance Composite

		Total
For Periods	Total	Return	MSCI-EAFE	Composite		Total Assets at End	(%) of	Percentage	Total Firm
Ending	Return (%)	(%)	Returns	Dispersion	Number of	of Period	Non-Fee Paying	of Firm	Assets
December 31st	Gross of Fees	Net of Fees	(%)	(%)	Portfolios	($ millions)	Portfolios	Assets	($ millions)
6/30/2009*	26.85%	26.55%	25.85%	N/A	423	2,787.6	0%	28.51%	9,778
3/31/2009*	-1.70%	-1.94%	-13.85%	N/A	427	2,147.4	0%	28.05%	7,655
2008	-49.21%	-49.74%	-43.06%	2.43%	457	2,256.8	0%	26.94%	8,376
2007	44.35%	42.95%	11.63%	3.82%	414	4,040.1	0%	28.06%	14,400
2006	23.73%	22.52%	26.86%	4.41%	310	2,000.4	0%	22.19%	9,013
2005	40.92%	39.56%	14.02%	4.77%	148	830.5	0%	12.53%	6,630
2004	30.20%	28.93%	20.70%	3.19%	54	292.9	0%	5.14%	5,700
2003	29.26%	27.99%	39.17%	6.59%	40	177.6	0%	3.27%	5,424
2002	-8.44%	-9.27%	-15.66%	4.77%	33	104.2	0%	2.79%	3,734
2001	-17.06%	-17.74%	-21.21%	2.76%	21	72.8	0%	1.64%	4,442
2000	29.56%	28.54%	-13.97%	0.67%	15	62.3	0%	1.49%	4,168
1999	51.99%	50.82%	27.37%	N/A	2	18.9	0%	0.62%	3,058
1998	13.86%	12.96%	20.43%	N/A	2	11.9	23.8%	0.49%	2,418
1997	16.82%	15.93%	1.98%	N/A	2	10.1	24.8%	0.52%	1,946
1996	19.22%	18.31%	6.34%	N/A	1	4.8	0%	0.26%	1,812
1995	13.57%	12.69%	11.55%	N/A	1	3.1	0%	0.19%	1,630

*	Non-annualized performance for the quarters ended March 31, 2009 and June 30, 2009.

The Composite was created on October 31, 2004.

The results shown above: (1) represent a composite of all fully discretionary, fee paying accounts (except where otherwise noted) with substantially similar investment objectives, policies and strategies to that of the Fund and have been under management for at least one month; (2) are time and size weighted total rates of return expressed in U.S. dollars; (3) reflect all income, gains and losses and the reinvestment of any dividends or capital gains without provision for federal or state income taxes; and (4) are shown “gross” and “net” of fees (after deduction of advisory fees but not including fees and expenses such as custody fees which are paid separately by the investor)). Accounts with less than $50,000 in assets are excluded from the Composite figures shown above. Otherwise, all similarly managed accounts have been included in the Composite performance data.

“Firm” assets include all fee-paying accounts of the Adviser under management.

The “Composite Dispersion” presented is an asset-weighted standard deviation for the accounts included in the Composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual account’s return varies from the mean return for the composite. A high “Composite Dispersion” percentage would indicate greater volatility and thus greater potential risk. Composite Dispersion is not presented for quarterly periods or for years where the Composite consists of five or fewer accounts as it is not considered statistically meaningful.

The average market capitalization of portfolios in the Composite may differ from the weighted average market capitalization of the index. Additionally, the volatility of the MSCI-EAFE index may be greater or less than the volatility of the separate accounts in the Composite. As of June 30, 2009, 47% of the assets in the Composite were invested in countries or regions not included in the MSCI-EAFE index.

A complete list and description of the Adviser’s composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. The Adviser’s fees are described in the Adviser’s Form ADV Part II.

8

SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

**	PFPC Trust Company will be renamed PNC Trust Company effective June 7, 2010.

9

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”). The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares − Value of Liabilities Attributable to the Shares
NAV	=	Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares and Class I shares of the Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are for individuals, corporate investors and retirement plans.

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Class I shares are only available to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class I

Initial sales charge of 5.75% or less	No initial sales charge
No deferred sales charge	No deferred sales charge
Higher annual expenses than Class I shares due to distribution fee	Lower annual expenses than Class A shares due to no distribution fee

Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Underwriter”). You can purchase Class A shares or Class I shares of the Fund through certain broker-dealers, or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. Listed below are the minimum investment amounts for Class A and Class I shares. The Fund reserves the right to waive the minimum investment requirement for any investor.

	Class A		Class I
Purchase Amount	Initial	Additional	Initial	Additional
Regular Accounts	$5,000	$100	$500,000	None
Individual Retirement Accounts*	$2,000	$100	Not Available	Not Available
Automatic Investment Plan	$2,500	$500	Not Available	Not Available

*	Includes traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts.

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession
	Percentage of	Percentage of Net	as a Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price
$0 – $49,999	5.75%	6.10%	5.50%

$50,000 – $99,999	4.50%	4.71%	4.25%

$100,000 – $249,999	3.75%	3.90%	3.50%

$250,000 – $499,999	2.75%	2.83%	2.50%

$500,000 – $999,999	2.00%	2.40%	1.75%

$1,000,000 or more	0.00%	0.00%	0.00%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the

11

shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or PNC Global Investment Servicing, as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or PNC Global Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PNC Global Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or PNC Global Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund’s website at www.whv.com or consult your broker or financial intermediary. The website provides information on sales charges, free of charge and in clear and prominent format.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser, the Sub-Adviser or their affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser, the Sub-Adviser and their affiliates and certain employee benefit plans for employees of the Adviser and the Sub-Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored

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qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the investment adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser or the Sub-Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to PNC Global Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for an amount equal to or greater than the applicable investment minimum set forth above. Mail the application and your check to:

Regular mail: WHV International Equity Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund at (888) 948-4685 (WHV-INTL) for more information.”

By Wire

To make a same-day wire investment, call toll-free (888) 948-4685 (WHV-INTL) before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for an amount equal to or greater than the applicable investment minimum set forth above. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account – By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: WHV International Equity Fund and Share Class:
FBO: Shareholder name and account number

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for an amount equal to or greater than the applicable

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investment minimum set forth above. There is no minimum additional investment amount required for Class I shares. Mail the slip and your check to:

Regular mail: WHV International Equity Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

By Wire

Call toll-free (888) 948-4685 (WHV-INTL). The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account – By Wire.” Your bank may charge a wire fee. Please make sure your wire is for an amount equal to or greater than the applicable investment minimum set forth above. There is no minimum additional investment amount required for Class I shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A shares with a $2,500 initial purchase and a $500 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (888) 948-4685 (WHV-INTL) to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (888) 948-4685 (WHV-INTL).

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including

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the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, the Sub-Adviser and, from time to time, affiliates of the Adviser and Sub-Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including networking administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser or the Sub-Adviser, as the case may be, will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser, the Sub-Adviser or their affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser, the Sub-Adviser and their affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser, the Sub-Adviser or their affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 45 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker, or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

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Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, PNC Global Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 180 days of their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within 180 days of their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The redemption fee will not be charged on the following transactions:

•	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the IRC and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

•	Redemptions requested within 180 days following the death or post-purchase disability of the shareholder;

•	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

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•	Shares acquired through the reinvestment of distributions (dividends and capital gains);

•	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder; and

•	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail: WHV International Equity Fund FundVantage Trust c/o PNC Global Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days to mail.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 948-4685 (WHV-INTL). The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PNC Global Investment Servicing.

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By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 948-4685 (WHV-INTL) to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee on proceeds redeemed within 60 days following their acquisition (see “Redemption of Shares – Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $1,000 worth of shares in your Class A account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. There is no minimum balance for Class I accounts.

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Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (888) 948-4685 (WHV-INTL) for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (888) 948-4685 (WHV-INTL).

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions, and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 948-4685 (WHV-INTL).

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A shares reflecting transactions made during the quarter;

•	monthly account statements for Class I shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at

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(888) 948-4685 (WHV-INTL) or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the Code. If for any taxable year the Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations appears in the Fund’s SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.

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WHV INTERNATIONAL EQUITY FUND
of
FundVantage Trust

(888) 948-4685 (WHV-INTL)

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (888) 948-4685 (WHV-INTL).

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks, and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 948-4685 (WHV-INTL).

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

WHV International Equity Fund
FundVantage Trust
c/o PNC Global Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(888) 948-4685 (WHV-INTL)
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

WHV INTERNATIONAL EQUITY FUND
OF
FUNDVANTAGE TRUST
STATEMENT OF ADDITIONAL INFORMATION
September 1, 2009
This Statement of Additional Information (“SAI”) provides information about the WHV International Equity Fund (the “Fund”).
This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated September 1, 2009, as amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus.
A copy of the Prospectus and annual reports to shareholders may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling the investment adviser at (888) 948-4685 (WHV-INTL).

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. This SAI relates only to the Fund. The Fund issues Class A and Class I Shares. Class A Shares have not yet commenced operations. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Wentworth, Hauser and Violich, Inc. (the “Adviser”) serves as the investment adviser to the Fund and Hirayama Investments, LLC (the “Sub-Adviser”), an affiliate of the Adviser, serves as the sub-adviser to the Fund.
INVESTMENT POLICIES
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of their net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
•	BANKERS’ ACCEPTANCES. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

•	CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

•	TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of its total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.
Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 of the Fund’s total assets.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
The Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.
The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.
COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.
CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities).
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured. [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard and Poor’s (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal. [W]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.”
The Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on a nationally recognized statistical ratings organization’s (an “NRSRO”) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba1” or lower by Moody’s or “BB+” or lower by S&P or Fitch Ratings, Inc. (“Fitch”) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s net asset value (“NAV”) and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Adviser or Sub-Adviser, as the case may be, performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the credit analysis performed by the Adviser or Sub-Adviser, as the case may be, than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Exhibit A — Description of Securities Ratings.”
In selecting below-investment grade securities, the Adviser or Sub-Adviser, as the case may be, considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Adviser or Sub-Adviser, as the case may be, continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Adviser or Sub-Adviser, as the case may be, will consider whether the Fund should continue to hold the security.
In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
DERIVATIVE INSTRUMENTS. In pursuing its investment objective, the Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.
Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), whereby the Fund would not be deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, would not be subject to registration or regulation as such under the CEA. Neither the Adviser nor Sub-Adviser is deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser, as the case may be, to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser, as the case may be, incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or Sub-Adviser, as the case may be, incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For the Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser or Sub-Adviser, as the case may be, in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser or Sub-Adviser, as the case may be, in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, that Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writers of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, that Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “IRC”) may limit the Fund’s ability to invest in commodity futures contracts.
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on their initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” their position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.
When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.
The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation of the Fund.”
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Tax Risk. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”). To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.
Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swap options” or “swaptions”).
The Fund may enter into swap transactions for any legal purpose consistent with their investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objective and general investment polices, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
The Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
The Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, such Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Adviser or Sub-Adviser, as the case may be, to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to use swap agreements and, if investments in the swaps are made, may cause the Fund to fail to qualify as a RIC. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to the Fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser or Sub-Adviser, as the case may be, will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the Fund. If the Adviser or Sub-Adviser, as the case may be, attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in the Fund’s other investments. Many swaps are complex and often valued subjectively.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment objectives. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engage in derivative transactions could also prevent the Fund from using these instruments.
Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Adviser or Sub-Adviser, as the case may be, analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

EMERGING MARKETS. As discussed in the Prospectus, the Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such fund. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Brady Bonds. The Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
EQUITY-LINKED SECURITIES. The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.
EVENT-LINKED EXPOSURE. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

(i) When the Adviser or Sub-Adviser, as the case may be, desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
(ii) If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
(iii) If the Adviser or Sub-Adviser, as the case may be, wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser or Sub-Adviser, as the case may be, thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.
(iv) The Adviser or Sub-Adviser, as the case may be, might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the prediction of the Adviser or Sub-Adviser, as the case may be, regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
The Fund may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase

(or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
FOREIGN SECURITIES. The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Market Risk. A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.
Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”). Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.

Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.
Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
Sovereign Debt. The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID SECURITIES. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable. These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser, as the case may be, believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.
There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.
MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See “Investment Company Securities and Exchange-Traded Funds” above.)
MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to

Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.
On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.
In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser, as the case may be, determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund may not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds).
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.
PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.
REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser, as the case may be. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.
RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the

Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Fund intends to purchase securities that are exempt from registration under Rule 144A.
REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.
Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.
SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.
SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.
VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.
RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions. The IRC requires that the Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund.”
TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
PORTFOLIO TURNOVER. It is expected that the annual portfolio turnover of the Fund will be approximately 20%. However, the annual portfolio turnover may be significantly higher during periods when the investment strategy is transitioning to new sectors that the Adviser or Sub-Adviser, as the case may be, believes present more attractive investment opportunities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to their schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings and a percentage breakdown of the Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After any Fund holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.
The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of Adviser or Sub-Adviser, as the case may be, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
Before any non-public disclosure of information about a Fund’s holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.
The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund’s or the Adviser’s or Sub-Adviser’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.
Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization. The Adviser, Sub-Adviser and service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.
As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Under no circumstances may the Fund, the Adviser, the Sub-Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing one. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:
1. Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;
2. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;
3. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
4. Pledge, mortgage or hypothecate their assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);
5. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
8. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;
9. Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with the use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
10. Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
11. Purchase securities if outstanding borrowings of the Fund exceed 5% of the value of its total assets.
When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
TRUSTEES AND OFFICERS
The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, the Sub-Adviser or PFPC Distributors, Inc., the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser, the Sub-Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

Number of
Funds in
		Term of	Principal	Fund	Other
	Position(s)	Office and	Occupation(s) During	Complex	Directorships
Name and	Held with	Length of	Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee and officer since 2006.	Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to Present; Director of PFPC Distributors, Inc.	10	None

				Number of
				Funds in
		Term of	Principal	Fund	Other
	Position(s)	Office and	Occupation(s) During	Complex	Directorships
Name and	Held with	Length of	Past	Overseen by	Held by
Date of Birth	Trust	Time Served	Five Years	Trustee	Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of PNC Global Investment Servicing from March 2008 to present; President, PNC Global Investment Servicing 2003 to 2008.	10	None

INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	10	WT Mutual Fund (15 portfolios); Optimum Fund Trust (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	10	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	10	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Wynne is an “interested Trustee” of the Trust because he owns shares of the PNC Financial Services Group, Inc. (“PNC Financial Services”), of which the Underwriter is an indirect, wholly-owned subsidiary. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of PNC Financial Services or one or more subsidiaries of PNC Financial Services which may be deemed to control, be controlled by or under common control with the Underwriter.
As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser, the Sub-Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

	Position(s)	Term of	Principal
	Held	Office and	Occupation(s)
Name and	With	Length of	During Past
Date of Birth	Trust	Time Served	Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of PNC Global Investment Servicing (U.S.) Inc. since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. and predecessor firms since 1995.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.

DAVID C. LEBISKY Date of Birth: 5/72	Secretary	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. since January 2002.
RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund’s financial operations and performance, oversee the activities and legal compliance of the Fund’s investment adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the Chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times a year. The Audit Committee met twice during the fiscal year ended April 30, 2009.
NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the chairman of the Nominating Committee. Mr. Puglisi serves as the Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2009.
The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 5% interest of the Fund’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Jr., Mansur and Wynne. Mr. Marsini serves as the Chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2009.
SECURITY AND OTHER INTERESTS. As of December 31, 2008, none of the Trustees beneficially owned equity securities in the Fund and in all registered investment companies overseen by the Trustee within the Fund Complex. As of the same date, none of the Trustees or officers of the Trust owned in excess of 1% of any class of outstanding shares of the Fund.
COMPENSATION. For their services to the Trust, each Independent Trustee is paid the following: (i) an initial annual retainer of $10,000; (ii) an in-person board meeting fee of $1,000 per board meeting attended; (iii) an in-person committee meeting fee of $500 per committee meeting attended; and (iv) a telephonic meeting fee of $250 per board or committee meeting attended plus an additional fee of $250 if a meeting exceeds one hour. If the number of investment advisers providing services to the Trust or its series exceeds two, an additional retainer of $2,500 for each additional investment adviser shall be paid. The Chairman of the Board of Trustees is paid an additional annual retainer of $2,500 and each Chairman of a committee is paid an additional annual retainer of $1,000. The Trust also reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees.

The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal period ended April 30, 2009.

	Aggregate	Pension or Retirement	Estimated Annual	Total
	Compensation	Benefits Accrued as Part	Benefits upon	Compensation
Name of Independent Trustee	from the Trust	of the Trust’s Expense	Retirement	from the Trust
ROBERT J. CHRISTIAN	$15,750	$0	$0	$15,750
IQBAL MANSUR	$16,000	$0	$0	$16,000
DONALD J. PUGLISI	$14,500	$0	$0	$14,500
CODE OF ETHICS
In accordance with Rule 17j-1 of the 1940 Act, the Trust, the Adviser, the Sub-Adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under each Code adopted by the Adviser, the Sub-Adviser and Underwriter, personal trading is subject to pre-clearance and other conditions set forth in their respective Code.
On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to such Fund. The Adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote. In addition, the Sub-Adviser provides guidance to the Adviser with respect to voting proxies of securities received by the Fund.
The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser, the Sub-Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The proxy voting policies and procedures of the Adviser are attached herewith as Exhibit B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available by request by calling the Fund at (888) 948-4685 (WHV-INTL) or on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of August 6, 2009, Charles Schwab & Co., Inc. — Special Custody A/C FBO Customers, located at 101 Montgomery Street, San Francisco, California 94104, owned of record 92.68% of the outstanding shares of the Fund. As of August 6, 2009, the only persons known by the Fund to own of record beneficially 5% or more of the outstanding shares of any class of the Fund are provided below. Additionally, as of the same date, none of the Trustees or officers of the Trust owned individually and together in excess of 1% of any class of outstanding shares of the Fund.

Name and Address of	Number of Shares Held	Percentage
Owner	of Record or Beneficially	of Class I Shares Owned
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 101 Montgomery Street San Francisco, CA 94104	287,331.353	92.70%
INVESTMENT ADVISORY SERVICES
Wentworth, Hauser and Violich, Inc., the Adviser, is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and was founded in 1937 and, in addition to serving as the investment adviser to the Fund, provides investment management services to individuals, investment companies, public and private pension plans, trusts, estates, corporations, Taft-Hartley, charitable and educational endowments and foundations. As of June 30, 2009, the Adviser had approximately $9.8 billion in total assets under management.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser dated December 17, 2008, the Adviser, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund on 60 days’ written notice to the Adviser without penalty or by the

Adviser on 90 days’ written notice to the Trust without penalty. The Investment Advisory Agreement will also terminate automatically in the event of their assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 1.00% of the average daily net assets of the Fund.
The Adviser has contractually agreed to waive a portion of its investment advisory fee and/or reimburse other operating expenses in order to limit total annual operating expenses less any class specific expenses (such as Rule 12b-1 fees, shareholder servicing fees or transfer agency fees) to 1.50% with respect to Class A and 1.25% with respect to Class I of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2012, unless the Board of Trustees approves its earlier termination. The Fund will carry forward, for a period not to exceed three (3) years from the year in which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and, subject to Board approval, repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus. For the fiscal period December 19, 2008 (commencement of operations) through April 30, 2009, the Adviser was entitled to an advisory fee of $568. In light of the contractual expense limitation of the Fund, the Adviser waived its entire advisory fee and reimbursed expenses in the amount of $74,268.
Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of all personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.
Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; (iii) preparing quarterly 12b-1 reports to the Trust’s Board of Trustees; and (iv) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Fund’s advertising and sales literature.
The front-end sales load reallowed to dealers as a percentage of the offering price of the Fund’s Class A shares is described in the Prospectus.
Laird Norton Investment Management, Inc., 801 Second Avenue, Suite 1300, Seattle, WA 98104, owns more than 75% of the Adviser and is presumed to control the Adviser. Laird Norton Company, LLC, 801 Second Avenue, Suite 1300 Seattle, WA 98104 owns greater than 50% of Laird Norton Investment Management, Inc.

Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.
SUB-ADVISORY SERVICES
Hirayama Investments, LLC, the Sub-Adviser, is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203. The Sub-Adviser was formed in 2008. In addition to serving as the sub-adviser to the Fund, the Sub-Adviser provides investment management services to individuals, pension and profit sharing plans, trusts, estates, charitable organizations, businesses and governmental entities.
Pursuant to a sub-advisory contract among the Trust, on behalf of the Fund, the Adviser and the Sub-Advisor dated December 17, 2008, the Sub-Adviser, subject to the general oversight of the Board of Trustees, has responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated by the Fund on 60 days’ written notice to the Sub-Adviser without penalty or by the Sub-Adviser on 90 days written notice to the Trust and the Adviser without penalty. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser up to 70% of the investment advisory fee actually received by the Adviser.
Under the terms of the Sub-Advisory Agreement, the Sub-Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Sub-Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust, its administrator and/or the Adviser may reasonably request for use in the preparation of the Trust’s registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Sub-Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
The salaries of any officers and the Interested Trustees who are affiliated with the Sub-Adviser and the salaries of all personnel of the Sub-Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Sub-Adviser.
Richard K. Hirayama, the Fund’s portfolio manager and managing member of the Sub-Adviser, owns 75% of the Sub-Adviser and is deemed to control the Sub-Adviser. The Adviser owns 25% of the Sub-Adviser, is an affiliate of the Sub-Adviser and may be deemed to control the Sub-Adviser.

PORTFOLIO MANAGER
The Fund’s management is the responsibility of an investment professional employed by the Sub-Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Manager” with respect to the investment professional responsible for the day-to-day management of the Fund, including information regarding:

i.	“Other Accounts Managed.” Other accounts managed by Mr. Richard K. Hirayama, who is primarily responsible for the day-to-day management of the Fund for the fiscal period ended April 30, 2009;

ii.	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser and Sub-Adviser that may arise in connection with the portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

iii.	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio manager from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts for the fiscal period ended April 30, 2009; and

iv.	“Ownership of Securities.” Information regarding the portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of April 30, 2009.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Hirayama, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of April 30, 2009.

				Total Asset Managed
	Total		Number of Accounts	subject to a
	Number of		Managed subject to a	Performance Based
Types of	Accounts	Total Assets	Performance Based	Advisory Fee
Accounts	Managed	(million)	Advisory Fee	(million)
Registered Investment Companies	4	$207.5	0	$0
Other Pooled Investment Vehicles	2	$514.1	0	$0
Other Accounts	804	$2,945.6	2	$314.0
The above figures do not include 21,090 accounts representing $3,789.9 million in assets under management for broker sponsored wrap programs.
Material Conflicts Of Interest. The Adviser and Sub-Adviser provide advisory services to other clients which invest in securities of the same type in which the Fund invests, and the portfolio manager provides portfolio management services to other accounts using a substantially similar investment strategy as he uses with the Fund. The portfolio manager manages accounts subject to a performance-based fee and may manage accounts with materially higher fee arrangements than that of the Fund. In addition, the portfolio manager is a majority owner of the Sub-Adviser and is its managing member and receives a share of the Sub-Adviser’s profits, which creates a potential conflict of interest between accounts subject to a higher fee and/or a performance based fee and accounts with lower fees and/or not subject to performance based fees, such as the Fund. The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to cross-trading, the allocation of investment opportunities and the aggregation and allocation of trades. The Adviser and Sub-Adviser are aware of their obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser and Sub-Adviser attempt to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.

Compensation Structure. Richard K. Hirayama is the Managing Member of Hirayama Investments, LLC, which is jointly owned by Richard K. Hirayama and Wentworth, Hauser and Violich, Inc. (through WHV Holdings, LLC). Hirayama Investments, LLC and Wentworth, Hauser and Violich have entered into a sub-advisory agreement whereby Hirayama Investments will provide its International Equity strategy exclusively to Wentworth, Hauser and Violich’s clients. Richard K. Hirayama is compensated a portion of Wentworth, Hauser and Violich’s investment management fees collected on such accounts ranging from 55% to 70% based on assets under management in Hirayama Investments’ International Equity strategy.
Ownership of Shares of the Fund. As of April 30, 2009, Mr. Hirayama beneficially owned none of the equity securities in the Fund.
ADMINISTRATION AND ACCOUNTING SERVICES
Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files, and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. PNC Global Investment Servicing and the Underwriter are wholly-owned subsidiaries of PNC Financial Services Group, Inc.
The table below sets forth the administration and accounting service fees, as well as any fee waiver, paid by the Fund to PNC Global Investment Servicing for the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Administration and Accounting Fee	$25,874

[1]	The Fund commenced operations on December 19, 2008.

ADDITIONAL SERVICE PROVIDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm to the Trust.
LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.
CUSTODIAN. PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010 and located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, Pennsylvania 19153, serves as the Fund’s custodian.

The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.
TRANSFER AGENT. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Subject to policies established by the Board of Trustees, the Adviser or the Sub-Adviser, as the case may be, is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser or Sub-Adviser, as the case may be, has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Adviser or Sub-Adviser, as the case may be, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser or Sub-Adviser, as the case may be, to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser or Sub-Adviser, as the case may be, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Adviser, as the case may be, under the Investment Advisory Agreement or Sub-Advisory Agreement, as the case may be, and the expense of the Adviser or Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser or Sub-Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser or Sub-Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser or the Sub-Adviser, as the case may be, may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser or Sub-Adviser, as the case may be, to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser or Sub-Adviser, as the case may be, may indirectly benefit from the provision of these services to the Adviser or Sub-Adviser, and the Fund may indirectly benefit from services provided to the Adviser or Sub-Adviser as a result of transactions for other clients.
The Fund may invest in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.
Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser or the Sub-Adviser, as the case may be, for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser or the Sub-Adviser (or their affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Brokerage Commissions Paid by the Fund	$240

[1]	The Fund commenced operations on December 19, 2008.

For the fiscal period ended April 30, 2009, the Fund did not pay any brokerage commissions to an affiliate of the Trust.
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and Sub-Adviser and their affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and Sub-Adviser and their affiliates may provide compensation to financial intermediaries that may enable the Adviser and Sub-adviser and their affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of a Fund’s shares. The Adviser and Sub-adviser and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES AND RULE 12B-1 PLANS
PFPC Distributors, Inc., the Underwriter, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously. Nicholas M. Marsini, Jr. and Stephen M. Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter and may be deemed to have a direct or indirect financial interest in the operation of the Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).
Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Underwriter receives fees under the 12b-1 Plan, the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A Shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Class I Shares. The Trustees of the Trust have determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Class A Shares.
The Underwriter was paid the following aggregate commissions on sales of Class A Shares of the Fund during the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Class A Shares	$0

[1]	The Fund commenced operations on December 19, 2008.

The Underwriter retained the following commissions on sales of Class A Shares of the Fund during the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Class A Shares	$0

[1]	The Fund commenced operations on December 19, 2008.

The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.
The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Fund) on 60 days’ written notice to the Underwriter; or (ii) by the Underwriter on 60 days’ written notice to the Fund. The Underwriter will be compensated for distribution services according to the Class A Rule 12b-1 Plan regardless of the Underwriter’s expenses. If such compensation exceeds the Underwriter’s expenses, the Underwriter may realize a profit from these arrangements.
The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.
The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed .25% on an annualized basis of the Class A Shares of the Fund’s average net assets, except with respect to limitations set from time to time by the Board of Trustees.
Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Class A Shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.
The following table sets forth the distribution fees paid by the Fund to the Underwriter for the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Rule 12b-1 Distribution Fees Class A	$0

[1]	The Fund commenced operations on December 19, 2008.

The following table sets forth the service fees paid by the Fund to the Underwriter for the fiscal period ended April 30, 2009:

Fiscal Period
Ended April 30, 2009[1]
Rule 12b-1 Shareholder Service Fees
Class A	$0

[1]	The Fund commenced operations on December 19, 2008.

During the fiscal period ended April 30, 2009, the Underwriter incurred the following expenses in connection with distribution under the 12b-1 Plan:

Printing and
		Mailing of				Interest,
		Prospectuses to				Carrying or
		other Than	Compensation	Compensation	Compensation	other
		Current	to	to Broker-	to Sales	Financing
	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges
Class A	$0	$0	$0	$0	$0	$0
CAPITAL STOCK AND OTHER SECURITIES
The Trust issues and offers two separate classes of shares of the Fund: Class A and Class I shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to their respective Rule 12b-1 Plan pursuant to which the distribution fee may be paid.
The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.
The Fund does not hold an annual meeting of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by PNC Global Investment Servicing, as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.
In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.
DIVIDENDS
The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax.
A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.
TAXATION OF THE FUND
The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k), or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the IRC and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to the shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Each shareholder of the Fund’s shares is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular holder of the Fund’s shares and to possible effects of changes in federal or other tax laws.
GENERAL. For federal tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) the Fund derives at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversifies its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of the Fund’s assets is comprised of cash, cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distributes each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax exempt interest, net of expenses allocable thereto.
The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements, at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.
The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, while the Fund intends to account for such transactions, if any, in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized if such instruments are held in the Fund.
If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
CAPITAL LOSS CARRYFORWARDS. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.
If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.
ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the acquisition discount, or OID in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payments in cash on the security during the year.
The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.
OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which the Fund has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by the Fund.
The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to the Fund’s shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call or put option written (sold) by the Fund expires it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the Fund wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.
In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that the Fund may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.
In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transaction with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by the Fund within 30 days before or 30 days after the sale.
SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by the Fund or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of the PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute an amount equal to the income included to satisfy the minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by the Fund or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.
FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
REITS. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do

so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders. See “Tax-Exempt Shareholders”.
DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by the Fund in taxable years beginning before January 1, 2011. A distribution from the Fund will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.
SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”), certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their tax advisors as to the state and local tax rules affecting investments in the Fund.
NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States) of the non-U.S. shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.
For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.
TAX-EXEMPT SHAREHOLDERS. A tax exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in the Fund.
TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Each shareholder of the Fund’s shares is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS
The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended April 30, 2009 (the “Annual Report”) are incorporated by reference into this SAI. The 2009 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers, LLP, the Fund’s independent registered public accounting firm, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 760 Moore Road, King of Prussia, PA 19406 or calling (888) 948-4685 (WHV-INTL).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-1

S&P
An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-2

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. This designation indicates that default is a real possibility.
“RD” (Restricted default) — This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“D” (Default) — This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

A-3

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Long-Term Credit Ratings
Moody’s
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-4

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-5

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
The following summarizes long-term ratings used by Fitch:
“AAA” — Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” — Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
“CC” — Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

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“C” — Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
Specific limitations relevant to the corporate obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.

Notes to Short-Term and Long-Term Credit Ratings
Moody’s
Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

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Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.
•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.
Fitch
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months — such as a lengthy regulatory approval process — would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period — for example a proposed, but politically controversial, privatization.

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Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
   Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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EXHIBIT B
WENTWORTH, HAUSER AND VIOLICH, INC.

PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting
Proxy Voting Disclosure Statement
     Wentworth, Hauser and Violich has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. These policies and procedures are also intended to reflect Securities and Exchange Commission requirements governing advisors as well as the fiduciary standards and responsibilities for ERISA accounts established by the Department of Labor.
     The proxy voting process. Wentworth, Hauser and Violich’s proxy voting process is managed by our Proxy Committee which is composed of portfolio managers, security analysts, and support staff. Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting, and maintaining the records required.
•	Obtaining proxy materials. We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to a service provider we have engaged as our voting agent and independent research consultant. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

•	Determining the vote. Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change, and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

•	Voting. Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security, or our portfolio manager on the account in the case of special holdings.

•	Maintaining records. With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making, and any client’s written request for proxy voting records as well as our written response to any client request for such records.
     Conflicts of interest. Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent, or (c) make other voting arrangements consistent with our fiduciary obligations.
     Shares not voted. Our procedures are reasonably designed to assure that we vote every eligible share with the exception of shares domiciled in share blocking countries and certain ordinary shares in foreign markets. Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the

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position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to restriction on transactions. Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and we have determined not to attempt generally to qualify our proxy votes for these shares.
     Obtaining additional information. We do not generally disclose our votes to third parties, but clients may obtain a report showing how we voted their shares upon request. In addition, a copy of this disclosure statement, our general Proxy Voting Policy statement, and our detailed Custom Policy statement are available to our clients upon request.
General Voting Policy For ERISA Accounts
And Applicability of Guidelines For All Accounts
     With respect to ERISA accounts, according to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.
     Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decision must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to take the “quick buck” if they judge that the plan will achieve a higher economic value by holding the shares.
     Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.
     More generally than with respect to ERISA accounts alone, in the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

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FUNDVANTAGE TRUST
PART C
OTHER INFORMATION

Item 23.	Exhibits.

(a)(i)	Agreement and Declaration of Trust filed as exhibit 23(a)(i) to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 7, 2007 (the “Initial Registration Statement”) and incorporated herein by reference.

(a)(ii)	Certificate of Trust filed as exhibit 23(a)(ii) to the Initial Registration Statement and incorporated herein by reference.

(a)(iii)	Amended Schedule A to Agreement and Declaration of Trust of FundVantage Trust filed as exhibit 23(a)(iii) to the Registrant’s Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 12, 2009 (“PEA No. 12”) and incorporated herein by reference.

(b)	By-Laws filed as exhibit 23(b) to the Initial Registration Statement and incorporated herein by reference.

(c)	See Articles 3, 7 and 8 of the Agreement and Declaration of Trust filed as exhibit 23(a)(i) to the Initial Registration Statement and incorporated herein by reference.

(d)(i)	Investment Advisory Agreement with MBIA Capital Management Corp. (“MBIA-CMC”) filed as exhibit 23(d)(1) to the Registrant’s Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 27, 2007 (“Pre-No. 1”) and incorporated herein by reference.

(d)(ii)	Investment Advisory Agreement with Lateef Investment Management, L.P. (“Lateef”) filed as exhibit 23(d)(ii) to the Registrant’s Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 8, 2007 (“PEA No. 2”) and incorporated herein by reference.

(d)(iii)(a)	Form of Investment Advisory Agreement with Boston Advisors, LLC (“Boston Advisors”) filed as exhibit 23(d)(iii) to PEA No. 2 and incorporated herein by reference.

(d)(iii)(b)	Form of Amended Schedule B to Investment Advisory Agreement with Boston Advisors is filed herewith.

(d)(iv)	Investment Advisory Agreement with Piedmont Investment Advisors, LLC (“Piedmont”) filed as exhibit 23(d)(iv) to the Registrant’s Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 11, 2008 (“PEA No. 8”) and incorporated herein by reference.

(d)(v)	Investment Advisory Agreement with Wentworth, Hauser and Violich, Inc. (“WHV”) filed as exhibit 23(d)(v) to PEA No. 12 and incorporated herein by reference.

(d)(vi)	Form of Investment Advisory Agreement with Pemberwick Investment Advisors LLC (“Pemberwick”) is filed herewith.

(d)(vii)	Sub-Advisory Agreement made by and among the Registrant, WHV and Hirayama Investments, LLC filed as exhibit 23(d)(vi) to PEA No. 12 and incorporated herein by reference.

(e)(i)	Underwriting Agreement filed as exhibit 23(e) to Pre-No. 1 and incorporated herein by reference.

(e)(ii)	Amended and restated Exhibit A to the Underwriting Agreement filed as exhibit 23(e)(ii) to PEA No. 12 and incorporated herein by reference.

(f)	Not applicable.

(g)(i)	Custodian Services Agreement filed as exhibit 23(g) to Pre-No. 1 and incorporated herein by reference.

(g)(ii)	Foreign Custody Manager Agreement filed as exhibit 23(g)(ii) to the Registrant’s Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 16, 2008 (“PEA No. 11”) and incorporated herein by reference.

(h)(i)	Transfer Agency Services Agreement filed as exhibit 23(h)(i) to Pre-No. 1 and incorporated herein by reference.

(h)(ii)	Administration and Accounting Services Agreement filed as exhibit 23(h)(ii) to Pre-No. 1 and incorporated herein by reference.

(h)(iii)	Expense Limitation/Reimbursement Agreement with MBIA-CMC filed as exhibit 23(h)(iii) to Pre-No. 1 and incorporated herein by reference.

(h)(iv)	Form of Expense Limitation/Reimbursement Agreement with Boston Advisors is filed herewith.

(h)(v)	Amended and restated Exhibit A to the Transfer Agency Services Agreement filed as exhibit 23(h)(v) to PEA No. 12 and incorporated herein by reference.

(h)(vi)	Form of Red Flags Services Amendment to Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. is filed herewith.

(h)(vii)	Amended and restated Exhibit A to the Administration and Accounting Services Agreement filed as exhibit 23(h)(vi) to PEA No. 12 and incorporated herein by reference.

(h)(viii)	Expense Limitation/Reimbursement Agreement with Piedmont filed as exhibit 23(h)(vii) to PEA No. 8 and incorporated herein by reference.

(h)(ix)	Expense Limitation/Reimbursement Agreement with WHV filed as exhibit 23(h)(viii) to PEA No. 12 and incorporated herein by reference.

(h)(x)	Expense Limitation Agreement with Lateef is filed herewith.

(i)	Legal Opinion of Pepper Hamilton LLP with respect to Pemberwick Fund is filed herewith.

(j)	Consents of PricewaterhouseCoopers LLP are filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreement filed as exhibit 23(l) to Pre-No. 1 and incorporated herein by reference.

(m)(i)	Plan of Distribution Pursuant to Rule 12b-1 for the MBIA Funds filed as exhibit 23(m) to Pre-No. 1 and incorporated herein by reference.

(m)(ii)	Plan of Distribution Pursuant to Rule 12b-1 for the Lateef Fund filed as exhibit 23(m)(i) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 6, 2007 (“PEA No. 1”) and incorporated herein by reference.

(m)(iii)	Form of selling agreement related to Rule 12b-1 Plans filed as exhibit 23(m)(iii) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 21, 2008 (“PEA No. 5”) and incorporated herein by reference.

(m)(iv)	Plan of Distribution Pursuant to Rule 12b-1 for the Corverus Strategic Equity Fund filed as exhibit 23(m)(iv) to the Registrant’s Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2008 (“PEA No. 7”) and incorporated herein by reference.

(m)(v)	Plan of Distribution Pursuant to Rule 12b-1 for the WHV International Equity Fund filed as exhibit 23(m)(v) to PEA No. 11 and incorporated herein by reference.

(n)	Amended and restated Multiple Class Plan Pursuant to Rule 18f-3 filed as exhibit 23(n) to PEA No. 11 and incorporated herein by reference.

(o)	[RESERVED]

(p)(i)	Code of Ethics of the Registrant filed as exhibit 23(p)(i) to the Registrant’s Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 29, 2009 (“PEA No. 13”) and incorporated herein by reference.

(p)(ii)	Code of Ethics of MBIA-CMC filed as exhibit 23(p)(ii) to Pre-No. 1 and incorporated herein by reference.

(p)(iii)	Code of Conduct of PFPC Distributors, Inc. filed as exhibit 23(p)(iii) to Pre-No. 1 and incorporated herein by reference.

(p)(iv)	Code of Ethics of Lateef filed as exhibit 23(p)(iv) to PEA No. 1 and incorporated herein by reference.

(p)(v)	Code of Ethics of Boston Advisors filed as exhibit 23(p)(vi) to PEA No. 2 and incorporated herein by reference.

(p)(vi)	Code of Ethics of Piedmont filed as exhibit 23(p)(vi) to the Registrant’s Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 4, 2008 (“PEA No. 6”) and incorporated herein by reference.

(p)(vii)	Code of Ethics of WHV is filed as exhibit 23(p)(vii) to PEA No. 11 and incorporated herein by reference.

(p)(viii)	Code of Ethics of Hirayama Investments, LLC is filed as exhibit 23(p)(viii) to PEA No. 11 and incorporated herein by reference.

(p)(ix)	Code of Ethics of Pemberwick filed as exhibit 23(p)(ix) to PEA No. 12 and incorporated herein by reference.

(q)(i)	Powers of Attorney for Robert J. Christian, Iqbal Mansur and Nicholas M. Marsini filed as exhibit 23(q) to Pre-No. 1 and incorporated herein by reference.

(q)(ii)	Power of Attorney for Donald J. Puglisi filed as exhibit 23(q)(ii) to PEA No. 8 and incorporated herein by reference.

(q)(iii)	Power of Attorney for Stephen M. Wynne filed as exhibit 23(q)(iii) to PEA No. 12 and incorporated herein by reference.
Item 24. Persons Controlled by or Under Common Control with the Registrant.
None.
Item 25. Indemnification.
The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 23(a)(i) and the Registrant’s by-laws which have been incorporated by reference as Exhibit 23(b).)
Each Investment Advisory Agreement with MBIA-CMC, Lateef, Boston Advisors, Piedmont, WHV and Pemberwick provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference as Exhibits 23(d)(i)-(vi).)
The Sub-Advisory Agreement made by and among the Registrant, WHV and Hirayama Investments, LLC provides, among other things, that Hirayama Investments, LLC will not be liable for any loss suffered by the Registrant or WHV with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Hirayama Investments, LLC in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify Hirayama Investments, LLC against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Hirayama Investments, LLC. (See the Sub-Advisory Agreement which has been incorporated by reference as Exhibit 23(d)(vii).)
The Underwriting Agreement with PFPC Distributors, Inc. (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibit 23(e).)
Item 26. Business and Other Connections of Investment Advisers.
MBIA-CMC is a registered investment adviser located at 113 King Street, Armonk, NY 10504 and is a direct wholly-owned subsidiary of MBIA Asset Management LLC, a Delaware limited liability company located at 113 King Street, Armonk, NY 10504 and an indirect wholly-owned subsidiary of MBIA Inc. (“MBIA”), a Connecticut corporation with principal offices at the same address. MBIA is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934. The directors and officers of MBIA-CMC are provided on MBIA-CMC’s most recently filed Schedule A of Form ADV (IARD No. 37214), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of MBIA-CMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	MBIA-CMC	Business Activities
Clifford D. Corso	President, Director	Chief Investment Officer, MBIA Insurance Corporation
Leonard I. Chubinsky	Secretary	Assistant General Counsel, MBIA Insurance Corporation
William C. Fallon	Director	Head of Structured Finance, MBIA Insurance Corporation
Lateef is a registered investment adviser located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. The general partner, limited partners, officers and directors of Lateef are provided on Lateef’s most recently filed Schedule A of Form ADV (IARD No. 107049), which is incorporated herein by reference. The partners, directors and officers of Lateef are not engaged in any other business, profession, vocation or employment of a substantial nature.
Boston Advisors is a registered investment adviser located at One Federal Street, Boston, Massachusetts 02110. The members and officers of Boston Advisors are provided on Boston Advisors most recently filed Schedule A of Form ADV (IARD No. 140059), which is incorporated herein by reference. The officers of Boston Advisors are not engaged in any other business, profession, vocation or employment of a substantial nature.
Piedmont is a registered investment adviser located at 411 West Chapel Hill Street, Durham, NC 27701. The members and officers of Piedmont are provided on Piedmont’s most recently filed Schedule A of Form ADV (IARD No. 109520), which is incorporated herein by reference. The officers of Piedmont are not engaged in any other business, profession, vocation or employment of a substantial nature.
WHV is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and is a direct wholly-owned subsidiary of Laird Norton Investment Management, Inc. (“LNIM”), a Washington corporation with principal offices at 801 Second Avenue, Suite 1300, Seattle, WA 98104 and an indirect wholly-owned subsidiary of Laird Norton Company, LLC (“LNC”), a Nevada limited liability company with principal offices at the same address as LNIM. The members and officers of WHV are provided on WHV’s most recently filed Schedule A of Form ADV (IARD No. 107214), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of WHV who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	WHV	Business Activities
Jeffrey S. Vincent	Director	CEO/President of Laird Norton Company, LLC
Clarence B. Colby	Director	Principal of Colby Biomedical Consultants
Royce R. Suba	Chief Legal Officer and Compliance Officer	Chief Compliance Officer of Hirayama Investments, LLC

Hirayama Investments, LLC is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and is an affiliate of WHV and may be deemed to be controlled by WHV, a registered investment company that is wholly-owned by LNIM. The members and officers of Hirayama Investments, LLC are provided on Hirayama Investments, LLC’s most recently filed Schedule A of Form ADV (IARD No. 147816), which is incorporated herein by reference. Set forth below are the names and businesses of certain members and officers of Hirayama Investments, LLC who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Hirayama Investments, LLC	Business Activities
Richard K. Hirayama	Managing Member	Senior Vice President and Portfolio Manager of WHV
Royce R. Suba	Chief Compliance Officer	Chief Legal Officer and Compliance Officer of WHV
Pemberwick is a registered investment adviser located at 340 Pemberwick Road Greenwich, CT 06831. The members and officers of Pemberwick are provided on Pemberwick’s most recently filed Schedule A of Form ADV (IARD No. 149639), which is incorporated herein by reference. Set forth below are the names and businesses of certain members and officers of Pemberwick who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Pemberwick	Business Activities
David A. Salzman	Member	President of The Richman Group, Inc.
Miller M. Kristin	Member	President of The Richman Group Development Corporation
Joanne D. Flanagan	Chief Compliance Officer	General Counsel to The Richman Group, Inc. and The Richman Group Development Corporation
James P. Hussey	CEO	Chief Financial Officer of The Richman Group, Inc.
Richard P. Richman	Manager	Chairman and major shareholder of The Richman Group, Inc.
Brian P. Myers	Member	President of Richman Asset Management, Inc.
Item 27. Principal Underwriter
(a)	PFPC Distributors, Inc. (the “Underwriter”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of FINRA. As of August 20, 2009, the Underwriter acted as principal underwriter for the following investment companies:
AFBA 5 Star Funds
Aston Funds
Atlantic Whitehall Funds Trust
BHR Institutional Funds
CRM Mutual Fund Trust
E.I.I. Realty Securities Trust
Fairholme Funds, Inc.
FundVantage Trust
GuideStone Funds
Highland Floating Rate Fund

Highland Floating Rate Advantage Fund
Highland Funds I
Industry Leaders Fund
Kalmar Pooled Investment Trust
Matthews International Funds, dba Matthews Asia Funds
The Metropolitan West Funds
The Motley Fool Funds Trust
New Alternatives Funds
Old Westbury Funds
The RBB Fund, Inc.
Stratton Multi-Cap Fund
Stratton Monthly Dividend REIT Shares, Inc.
The Stratton Funds, Inc.
The Torray Fund
(b)	The Underwriter is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Underwriter is a wholly-owned subsidiary of PNC Global Investment Servicing (U.S.) Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.
      The following is a list of the directors and executive officers of the Underwriter:

(1) Name and Principal Business	2) Positions and Offices with	(3) Positions and Offices with
Address*	Underwriter	Registrant
Nicholas M. Marsini, Jr.	Director	Director
Michael DeNofrio	Director	None
Steven Turowski	Director	None
Dennis J. Westley	Director	None
T. Thomas Deck	Director, President and Chief Executive Officer	None
Bruno DiStefano	Vice President	None
Susan K. Moscaritolo	Vice President, Secretary and Clerk	None
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	None
Rita G. Adler	Chief Compliance Officer	None
Jodi L. Jamison	Chief Legal Officer	None
Maria C. Schaffer	Controller and Assistant Treasurer	None
John Munera	Anti-Money Laundering Officer	None

(1) Name and Principal Business	2) Positions and Offices with	(3) Positions and Offices with
Address*	Underwriter	Registrant
Ronald Berge	Assistant Vice President	None
Scott A. Thornton	Assistant Secretary and Assistant Clerk	None
Dianna A. Stone	Assistant Secretary and Assistant Clerk	None
Mark Pinocci	Vice President	None

*	The principal business address for each individual is PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406
(c) Not applicable.
Item 28. Locations of Accounts and Records.
All accounts and records are maintained by the Registrant, or on its behalf by MBIA-CMC, 113 King Street, Armonk, New York 10504 (for certain records of the MBIA Funds), by Lateef, 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904 (for certain records of the Lateef Fund), by Boston Advisors, One Federal Street, Boston, Massachusetts 02110 (for certain records of the Boston Advisors Funds), by Piedmont, 411 West Chapel Hill Street, Durham, NC 27701 (for certain records of the Corverus Strategic Equity Fund), by WHV and Hirayama Investments, LLC, each at 301 Battery Street, Suite 400, San Francisco, CA 94111 (for certain records of the WHV International Equity Fund), by Pemberwick, 340 Pemberwick Road Greenwich, CT 06831 (for certain records of the Pemberwick Fund) or the Registrant’s administrator, transfer agent, dividend-paying agent and accounting services agent, PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.
Item 29. Management Services.
There are no management-related service contracts not discussed in Parts A or B.
Item 30. Undertakings.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, State of Delaware on the 28th day of August 2009.

FUNDVANTAGE TRUST
By:	/s/ Joel Weiss
Joel Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	August 28, 2009

Robert J. Christian

/s/ Iqbal Mansur*	Trustee	August 28, 2009

Iqbal Mansur

/s/ Nicholas M. Marsini, Jr.*	Trustee	August 28, 2009

Nicholas M. Marsini, Jr

/s/ Donald J. Puglisi*	Trustee	August 28, 2009

Donald J. Puglisi

/s/ Stephen M. Wynne*	Trustee	August 28, 2009

Stephen M. Wynne

/s/ James Shaw	Treasurer and CFO	August 28, 2009

James Shaw

/s/ Joel Weiss	President and CEO	August 28, 2009

Joel Weiss

* By:	/s/ Joel Weiss
Joel Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23(d)(iii)(b)	Form of Amended Schedule B to Investment Advisory Agreement with Boston Advisors.

23(d)(vi)	Form of Investment Advisory Agreement with Pemberwick Investment Advisors LLC.

23(h)(iv)	Form of Expense Limitation/Reimbursement Agreement with Boston Advisors.

23(h)(vi)	Form of Red Flags Services Amendment to Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc.

23(h)(x)	Expense Limitation Agreement with Lateef.

23(i)	Legal Opinion of Pepper Hamilton LLP with respect to Pemberwick Fund.

23(j)	Consents of PricewaterhouseCoopers LLP.